Exhibit 99.4

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

LEON, MADISON AND GRIMES COUNTIES, TEXAS

PROVED RESERVES

AS OF OCTOBER 31, 2013

Texas Registered Engineering Firm F-693

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

LEON, MADISON AND GRIMES COUNTIES, TEXAS

PROVED RESERVES

AS OF OCTOBER 31, 2013

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS
Texas Registered Engineering Firm F-693

KENNETH J. MUELLER. P. E. 86132
VICE-PRESIDENT

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100	306 WEST SEVENTH STREET, SUITE 302	1000 LOUISIANA STREET, SUITE 625
AUSTIN, TEXAS 78729-1707	FORT WORTH, TEXAS 76102-4987	HOUSTON, TEXAS 77002-5008
512-249-7000	817- 336-2461	713-651-9944
www.cgaus.com

October 30, 2013

Mr. Hunt Pettit

Energy & Exploration Partners, LLC

Two City Place, Suite 1700

100 Throckmorton Street

Fort Worth, Texas 76102

Re:	Evaluation Summary
Energy & Exploration Partners LLC Interests
Leon, Madison and Grimes Counties, Texas
Proved Reserves
As of October 31, 2013

Dear Mr. Pettit:

As requested, we are submitting this report, completed October 30, 2013, of the estimates of the proved developed producing and proved undeveloped reserves, and the forecasts of the resulting economics effective as of October 31, 2013 attributable to the Energy & Exploration Partners, LLC interests in certain producing properties located in Leon, Madison and Grimes Counties, Texas. We understand that this report may be used for IRS or SEC purposes. This report has been prepared for Energy & Exploration Partners, LLC pursuant to the rules, regulations and guidelines of the Securities and Exchange Commission, Item 1202 (a) (8) of Regulation S-K, for reporting corporate reserves and future net revenue. The results of these evaluations are presented in the accompanying tabulations and are summarized below:

	Total Proved	Proved Developed Producing	Proved Undeveloped
Net Reserves
Oil, Mbbl	5,504.9	1,403.6	4,101.3
Gas, MMcf	7,855.7	2,321.8	5,533.9
Net Revenue
Oil, M$	525,832.3	134,073.8	391,758.5
Gas, M$	30,903.6	9,477.0	21,426.6
Production Taxes, M$	26,506.1	6,878.2	19,627.9
Ad Valorem Taxes, M$	13,255.3	3,416.4	9,838.9
Operating Expenses, M$	117,435.3	32,790.8	84,644.4
Investments, M$	116,885.4	0.0	116,885.4
Future Net Cash Flow, M$	282,653.9	100,465.4	182,188.4
10% Discounted Cash Flow, M$	137,082.6	67,557.2	69,525.4

The discounted cash flow value shown above should not be construed to represent an estimate of fair market value by Cawley, Gillespie & Associates, Inc. In accordance with the Securities and Exchange Commission guidelines, the future net cash flow, operating income (BFIT), has been discounted at an annual rate of 10% to determine its “present worth”. The discounted value, “present worth”, is indicative of the time value of money.

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests

October 30, 2013

Following this report letter is a Table I – Proved presenting composite reserves estimates and economic forecasts for the proved reserves category. Table I is followed by a Table II – Proved “oneline” summary that presents estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Following the Table II – Proved, the report is divided into sections based on reserves category: proved develop producing and proved undeveloped. Each section contains Table I – reserves category and Table II – reserves category. In the proved reserves sections, the Tables II are followed by the individual production history and forecast graphs and the individual economics tables for the properties evaluated. The data presented in the tables are explained on page 1 of the Appendix. The methods employed in estimating reserves are described on page 2 of the Appendix.

As to the assumptions, methods and procedures used in connection with the preparation of this report, prices were forecast in accordance with Securities and Exchange Commission rules and guidelines. The prices are determined as an unweighted arithmetic average of the first-day-of-the-month benchmark price for each of the twelve months prior to the effective date October 31, 2013. The 12-month average benchmark Henry Hub spot gas price of $3.645 per MMBtu and the 12-month average benchmark WTI Cushing spot oil price of $95.83 per barrel (source: Wall Street Journal) were used. The oil and gas prices were held constant throughout the life of the properties. The prices were adjusted for gravity, quality, heating value, shrinkage, transportation and marketing. For these properties, the resulting oil and gas prices are $95.52 per barrel and $3.934 per MCF, respectively.

For these properties, the proved producing reserves are forecast using the production performance and analogy methods. The proved undeveloped reserves are forecast using the analogy method. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included.

The reserve classifications conform to the definitions and criteria of the Securities and Exchange Commission as defined in pages 3-4 of the Appendix. The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. We are not aware of any legislative changes or restrictive actions that may possibly impact the reserves or economics as presented. Possible environmental liability related to the properties has not been investigated nor considered. The assumptions, data, methods and procedures as described are appropriate for the purpose of this report. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. Due to the inherent uncertainties of reserves estimates, future production rates, commodity prices, costs and expenses, it should be realized that the reserves actually recovered, the revenue received and the actual cost incurred could be more or less than the estimated amounts.

The reserves estimates were based on interpretations of factual data furnished by your office or Energy & Exploration Partners. Oil and gas prices, pricing differentials, expense and cost data, tax values, the subject wells and ownership interests were supplied by you or Energy & Exploration Partners and were accepted as furnished. To some extent, information from public records has been used to check or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report.

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests

October 30, 2013

Cawley, Gillespie & Associates, Inc. is independent with respect to Energy & Exploration Partners, LLC as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers. Neither Cawley, Gillespie & Associates, Inc. nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future performance of the subject properties. Cawley, Gillespie and Associates, Inc. is a Texas registered engineering firm, F-693, of professional engineers and geologists serving the oil and gas industry for over fifty years.

This report was prepared for the use of Energy & Exploration Partners, LLC. This letter should not be used, circulated or quoted for any other purpose without your express written consent and that of Cawley, Gillespie & Associates, Inc. or except as required by law. Our work papers and related data are available for inspection and review by authorized, interested parties.

Respectively Submitted,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
Texas Registered Engineering Firm F-693

Kenneth J. Mueller, PE 86132 Vice President

Table I - Proved

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Total Proved Reserves

As of October 31, 2013

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production	Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	160.6	296.8	0.0	107.651	187.073	0.000	95.520	3.686	0.000
12-2014	639.3	1,255.0	0.0	430.607	799.389	0.000	95.520	3.583	0.000
12-2015	626.8	1,131.2	0.0	442.530	749.319	0.000	95.520	3.769	0.000
12-2016	1,014.8	1,185.9	0.0	746.586	802.778	0.000	95.520	4.069	0.000
12-2017	695.8	869.4	0.0	508.106	587.455	0.000	95.520	4.042	0.000

12-2018	503.5	641.0	0.0	364.922	452.939	0.000	95.520	3.980	0.000
12-2019	405.7	542.4	0.0	292.735	382.243	0.000	95.520	3.957	0.000
12-2020	343.7	475.9	0.0	247.295	334.662	0.000	95.520	3.944	0.000
12-2021	300.2	426.7	0.0	215.504	299.487	0.000	95.520	3.938	0.000
12-2022	267.6	384.9	0.0	191.787	269.440	0.000	95.520	3.945	0.000

12-2023	242.1	354.9	0.0	173.310	248.138	0.000	95.520	3.942	0.000
12-2024	221.5	330.2	0.0	158.433	230.607	0.000	95.520	3.941	0.000
12-2025	204.4	309.2	0.0	146.087	215.757	0.000	95.520	3.940	0.000
12-2026	187.5	289.0	0.0	135.402	202.633	0.000	95.520	3.939	0.000
12-2027	173.7	270.6	0.0	125.443	189.612	0.000	95.520	3.945	0.000

S Tot	5,987.2	8,762.8	0.0	4,286.396	5,951.530	0.000	95.520	3.895	0.000
After	1,620.1	2,625.7	0.0	1,218.547	1,904.166	0.000	95.520	4.056	0.000
Total	7,607.3	11,388.5	0.0	5,504.944	7,855.696	0.000	95.520	3.934	0.000

Cum	485.3	4,313.0
Ult	8,092.6	15,701.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas	NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue	Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	10,282.849	689.513	0.000	0.000	10,972.362	473.011	51.713	0.000	10,447.638
12-2014	41,131.613	2,864.322	0.000	0.000	43,995.938	1,892.054	214.824	0.000	41,889.051
12-2015	42,270.449	2,824.264	0.000	0.000	45,094.715	1,944.441	211.820	0.000	42,938.453
12-2016	71,313.953	3,266.547	0.000	0.000	74,580.484	3,280.441	244.991	0.000	71,055.062
12-2017	48,534.238	2,374.562	0.000	0.000	50,908.797	2,232.575	178.092	0.000	48,498.133

12-2018	34,857.305	1,802.532	0.000	0.000	36,659.836	1,603.436	135.190	0.000	34,921.211
12-2019	27,962.012	1,512.552	0.000	0.000	29,474.564	1,286.252	113.441	0.000	28,074.867
12-2020	23,621.654	1,320.026	0.000	0.000	24,941.676	1,086.596	99.002	0.000	23,756.084
12-2021	20,584.986	1,179.301	0.000	0.000	21,764.289	946.909	88.448	0.000	20,728.932
12-2022	18,319.451	1,062.911	0.000	0.000	19,382.363	842.695	79.718	0.000	18,459.949

12-2023	16,554.533	978.174	0.000	0.000	17,532.711	761.508	73.363	0.000	16,697.836
12-2024	15,133.543	908.715	0.000	0.000	16,042.259	696.143	68.154	0.000	15,277.961
12-2025	13,954.188	850.016	0.000	0.000	14,804.203	641.893	63.751	0.000	14,098.561
12-2026	12,933.577	798.170	0.000	0.000	13,731.748	594.944	59.863	0.000	13,076.940
12-2027	11,982.303	747.938	0.000	0.000	12,730.242	551.186	56.095	0.000	12,122.960

S Tot	409,436.625	23,179.545	0.000	0.000	432,616.156	18,834.082	1,738.466	0.000	412,043.594
After	116,395.656	7,724.040	0.000	0.000	124,119.719	5,354.201	579.303	0.000	118,186.211
Total	525,832.312	30,903.584	0.000	0.000	556,735.875	24,188.281	2,317.769	0.000	530,229.812

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	261.125	22.0	16.47	722.120	0.000	6,000.000	6,983.246	3,464.392	3,464.392	3,392.821
12-2014	1,047.003	25.0	19.47	3,506.649	0.000	26,000.000	30,553.650	11,335.403	14,799.795	13,998.735
12-2015	1,073.340	31.0	25.47	4,163.864	0.000	49,000.000	54,237.203	-11,298.750	3,501.045	4,726.217
12-2016	1,776.369	39.0	33.45	6,360.986	0.000	35,885.414	44,022.773	27,032.285	30,533.332	24,897.752
12-2017	1,212.453	37.0	32.20	5,529.394	0.000	0.000	6,741.847	41,756.285	72,289.617	54,454.422

12-2018	873.030	36.0	31.98	4,826.131	0.000	0.000	5,699.161	29,222.049	101,511.664	73,233.312
12-2019	701.872	36.0	31.98	4,492.461	0.000	0.000	5,194.333	22,880.537	124,392.203	86,593.047
12-2020	593.902	36.0	31.98	4,283.023	0.000	0.000	4,876.925	18,879.156	143,271.359	96,611.242
12-2021	518.223	36.0	31.98	4,135.962	0.000	0.000	4,654.186	16,074.745	159,346.109	104,364.289
12-2022	461.499	35.0	30.98	4,017.955	0.000	0.000	4,479.454	13,980.499	173,326.609	110,493.398

12-2023	417.446	35.0	30.98	3,933.202	0.000	0.000	4,350.647	12,347.189	185,673.797	115,413.859
12-2024	381.949	35.0	30.98	3,865.073	0.000	0.000	4,247.022	11,030.939	196,704.734	119,409.828
12-2025	352.464	35.0	30.98	3,808.700	0.000	0.000	4,161.165	9,937.396	206,642.125	122,682.242
12-2026	326.923	34.0	30.92	3,751.692	0.000	0.000	4,078.616	8,998.324	215,640.453	125,375.953
12-2027	303.074	34.0	30.92	3,655.750	0.000	0.000	3,958.824	8,164.137	223,804.594	127,597.758

S Tot	10,300.672			61,052.961	0.000	116,885.414	188,239.047	223,804.594	223,804.594	127,597.758
After	2,954.655			56,382.293	0.000	0.000	59,336.945	58,849.258	282,653.875	137,082.594
Total	13,255.326			117,435.250	0.000	116,885.414	247,575.984	282,653.844	282,653.875	137,082.594

SEC October 31, 2013 Prices				Percent	Cum. Disc.
	Cushing WTI	Henry Hub		5.00	188,582.594
Year	Oil $/STB	Gas $/MMBTU		10.00	137,082.562
2013	95.83	3.645		15.00	105,415.898
Thereafter	Flat	Flat		20.00	84,301.133
Cap	95.83	3.645		25.00	69,391.680
				30.00	58,414.383

			2 Months in first year	37.167 Year Life (01/2051)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:04:58
TEXAS REGISTERED ENGINEERING FIRM F-693.
Summary

Cawley, Gillespie & Associates, Inc.

Table II - Proved

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Total Proved Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

WOODBINE — GRIMES COUNTY, TEXAS

CRIMSON EXPLORATION

STUCKEY-UPCHURCH 1H						17.0467 NI	1	0.0	0.0	0.0	0.0	27.4	169.2	160.3	147.0
1	PDP	Gas			48	22.7290 WI	4.1	466.2	439.6	74.9	365.4	8.5	0.0

HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS

ENERGY & EXPLORATION

BLAZING SADDLE 1H						76.0823 NI	1	373.9	373.9	284.5	27,173.2	1,316.3	4,178.0	21,895.2	14,821.8
2	PDP	Oil			41	99.0451 WI	35.0	238.5	238.5	181.4	884.8	668.5	0.0

BUCKAROO 1H						75.1216 NI	1	326.3	326.3	245.2	23,417.5	1,138.1	4,497.1	18,017.4	12,110.6
3	PDP	Oil			38	100.0000 WI	33.4	221.7	221.7	166.6	812.3	577.3	0.0

ENERGY & EXPLORATION PAR

CENTER RANCH A 1H						75.0000 NI	1	10.1	6.1	4.6	438.0	20.1	230.1	177.7	168.8
4	PDP	Oil	1H		1	100.0000 WI	2.2	0.7	0.0	0.0	0.0	10.0	0.0

ENERGY & EXPLORATION

COW TOWN 1H						75.0000 NI	1	299.9	287.5	215.6	20,594.6	980.6	4,342.6	15,213.5	9,761.2
5	PDP	Oil			40	100.0000 WI	33.0	124.4	121.3	90.9	443.5	501.4	0.0

MADISONVILLE (EAGLE FORD) — MADISON COUNTY, TEXAS

HALCON OPERATING CO

BAKER, CHARLES M ETAL						18.5750 NI	1	14.1	6.1	1.1	108.2	5.1	72.3	30.3	28.5
6	PDP	Oil	1H		23	25.0000 WI	2.4	6.2	2.4	0.4	2.2	2.6	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

WOODBINE ACQUISITION COR

BENELLI 1H						41.0074 NI	1	158.7	135.1	55.4	5,292.4	262.1	1,668.2	3,479.0	2,563.1
7	PDP	Oil			45	51.7616 WI	19.7	137.2	124.4	51.0	248.8	132.0	0.0

MADISONVILLE, W (WOODBINE A) — MADISON COUNTY, TEXAS

ENERVEST OPERATING LLC

GALL 1H						4.3963 NI	1	91.8	66.8	2.9	280.7	13.5	110.8	157.4	128.7
8	PDP	Oil			39	5.4954 WI	12.2	46.7	36.7	1.6	7.9	6.9	0.0

MADISONVILLE (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

CARTER-LANGHAM, INC.

KEY 2						11.0027 NI	1	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
9	PDP	Gas	2		2	14.3910 WI	0.0	1,183.5	0.0	0.0	0.0	0.0	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

MCVEY UNIT A 2H						77.1972 NI	1	120.5	64.7	49.9	4,770.9	238.0	2,077.5	2,582.5	1,762.8
10	PDP	Oil			9	100.0000 WI	20.7	207.4	151.5	83.7	246.6	119.5	0.0

ENERGY & EXPLORATION

PONDEROSA 1H						75.1434 NI	1	104.4	97.0	72.9	6,961.4	373.1	2,718.9	4,392.0	3,130.1
11	PDP	Oil			46	100.0000 WI	21.0	202.5	192.4	144.5	705.0	182.3	0.0

KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

RASCO, G. D. 1						66.4216 NI	1	20.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0
12	PDP	Gas	1		3	100.0000 WI	0.0	655.5	0.0	0.0	0.0	0.0	0.0

RASCO, G. D. & ANNIE 2						81.9042 NI	1	11.6	0.0	0.0	0.0	0.1	1.5	0.0	0.0
13	PDP	Gas	2		4	100.0000 WI	0.2	838.5	0.7	0.6	1.7	0.0	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table II - Proved (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Total Proved Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

RASCO, G. D. & ANNIE 3						81.9042 NI	1	13.1	1.9	1.5	147.0	73.2	286.5	649.6	340.8
14	PDP	Gas	3		5	100.0000 WI	32.8	1,130.7	375.6	304.0	886.4	24.0	0.0

RASCO, G. D. 4						77.5500 NI	1	1.6	0.1	0.1	11.0	10.0	80.2	44.1	35.4
15	PDP	Gas	4		6	100.0000 WI	8.1	213.8	56.1	43.4	126.5	3.2	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

HALCON OPERATING CO INC

SAMANTHA RIZZO OIL & GAS LTD						11.5384 NI	1	135.9	107.1	12.4	1,180.7	58.0	510.7	631.8	476.1
16	PDP	Oil	2H		31	15.0000 WI	16.0	115.2	87.1	10.0	49.0	29.3	0.0

SAMANTHA RIZZO OIL & GAS LTD						11.5384 NI	1	113.9	93.3	10.8	1,028.6	49.3	469.3	511.7	391.3
17	PDP	Oil	3H		32	15.0000 WI	14.6	74.0	47.8	5.5	26.9	25.2	0.0

DECKER OPERATING

SHELDON UNIT 1H						10.2112 NI	1	168.8	121.1	12.4	1,180.9	60.5	450.0	722.2	516.1
18	PDP	Oil			30	13.3650 WI	19.2	218.6	164.3	16.8	81.8	30.1	0.0

ENERGY & EXPLORATION

SPOT BULLARD MCMAHAN 1H						77.2724 NI	1	74.8	64.4	49.8	4,755.0	237.3	1,914.0	2,731.7	2,201.2
19	PDP	Oil			47	100.0000 WI	13.8	129.5	113.0	83.9	247.0	119.1	0.0

HILLTOP RESORT (BOSSIER) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS						80.3405 NI	1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
20	PDP	Gas	1		7	100.0000 WI	0.0	31.0	0.0	0.0	0.0	0.0	0.0

MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS A 1H						80.3388 NI	1	138.1	75.2	60.4	5,771.9	268.6	1,781.4	3,624.2	2,571.6
21	PDP	Oil			10	100.0000 WI	20.9	106.9	79.4	37.4	40.9	138.6	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

WALKER TEXAS RANGER 1H						76.0875 NI	1	359.6	345.4	262.8	25,106.9	1,397.5	4,456.4	21,814.1	13,933.4
22	PDP	Oil			35	100.0000 WI	36.6	897.9	871.7	663.3	3,234.8	673.6	0.0

ENERGY & EXPLORATION PAR

WC BULLARD A 1H						77.0000 NI	1	182.7	79.6	61.3	5,854.9	349.2	2,776.1	3,630.8	2,468.7
23	PDP	Oil			8	100.0000 WI	20.5	884.2	493.5	361.8	1,065.5	164.3	0.0

HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS

ENERGY & EXPLORATION

BLAZING SADDLE 2H						76.0823 NI	1	318.0	318.0	241.9	23,109.2	1,119.2	4,522.9	11,704.7	4,397.2
24	PUD	Oil		07/16	90	99.0451 WI	33.7	201.8	201.8	153.5	748.7	568.5	5,942.7

BLAZING SADDLE 3H						76.0823 NI	1	318.0	318.0	241.9	23,109.2	1,119.2	4,522.9	11,704.7	4,362.4
25	PUD	Oil		08/16	91	99.0451 WI	33.7	201.8	201.8	153.5	748.7	568.5	5,942.7

BUCKAROO 2H						75.1216 NI	1	312.7	312.7	234.9	22,437.5	1,097.1	4,488.2	11,163.4	4,298.2
26	PUD	Oil		02/16	83	100.0000 WI	33.2	236.5	236.5	177.7	866.4	555.2	6,000.0

BUCKAROO 3H						75.1216 NI	1	312.7	312.7	234.9	22,437.5	1,097.1	4,488.2	11,163.4	4,230.4
27	PUD	Oil		04/16	84	100.0000 WI	33.2	236.5	236.5	177.7	866.4	555.2	6,000.0

BUCKAROO 4H						75.1216 NI	1	283.5	283.5	212.9	20,340.8	981.6	4,226.9	9,245.0	3,226.0
28	PUD	Oil		05/16	82	100.0000 WI	32.0	167.0	167.0	125.5	612.0	499.3	6,000.0

BUCKAROO 5H						75.1216 NI	1	283.5	283.5	212.9	20,340.8	981.6	4,226.9	9,245.0	3,200.5
29	PUD	Oil		06/16	89	100.0000 WI	32.0	167.0	167.0	125.5	612.0	499.3	6,000.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table II - Proved (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Total Proved Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS

ENERGY & EXPLORATION

COW TOWN 2H						75.0000 NI	1	304.4	304.4	228.3	21,804.0	1,038.1	4,400.6	10,302.3	3,671.9
30	PUD	Oil		11/15	79	100.0000 WI	33.4	127.9	127.9	95.9	467.8	530.8	6,000.0

COW TOWN 3H						75.0000 NI	1	304.4	304.4	228.3	21,804.0	1,038.1	4,400.6	10,302.3	3,642.9
31	PUD	Oil		12/15	80	100.0000 WI	33.4	127.9	127.9	95.9	467.8	530.8	6,000.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

MAVERICK 1H						77.0127 NI	1	233.7	233.7	180.0	17,192.9	943.7	4,572.0	10,257.8	6,057.1
32	PUD	Oil		11/13	50	100.0000 WI	30.3	934.9	934.9	691.9	2,037.7	457.2	3,000.0

ENERGY & EXPLORATION PAR

MCVEY UNIT A 3H						77.1972 NI	1	205.9	205.9	158.9	15,181.5	728.8	3,985.3	4,501.3	798.9
33	PUD	Oil		07/15	64	100.0000 WI	30.8	249.0	249.0	137.7	405.4	371.5	6,000.0

MCVEY UNIT A 4H						77.1972 NI	1	205.9	205.9	158.9	15,181.5	728.8	3,985.3	4,501.3	792.6
34	PUD	Oil		08/15	65	100.0000 WI	30.8	249.0	249.0	137.7	405.4	371.5	6,000.0

ENERGY & EXPLORATION

QUICK DRAW 1H						77.4211 NI	1	233.9	233.9	181.1	17,294.6	949.3	4,582.9	10,352.4	6,114.2
35	PUD	Oil		11/13	49	100.0000 WI	30.4	935.4	935.4	696.0	2,049.8	459.9	3,000.0

MADISONVILLE, W (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

RASCO UNIT 1H						81.9042 NI	1	304.6	304.6	249.5	23,834.1	1,133.8	4,442.8	11,676.5	4,802.4
36	PUD	Oil		07/14	43	100.0000 WI	34.2	124.9	124.9	102.3	498.9	580.0	6,500.0

MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS A 2H						80.3388 NI	1	153.5	153.5	123.3	11,778.6	544.7	2,575.1	2,415.5	50.8
37	PUD	Oil		01/16	85	100.0000 WI	24.4	74.9	74.9	35.3	38.5	281.8	6,000.0

THEISS A 3H						80.3388 NI	1	153.5	153.5	123.3	11,778.6	544.7	2,575.1	2,415.5	50.0
38	PUD	Oil		03/16	86	100.0000 WI	24.4	74.9	74.9	35.3	38.5	281.8	6,000.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

WALKER TEXAS RANGER 2H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,505.0
39	PUD	Oil		12/14	75	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

WALKER TEXAS RANGER 3H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,125.2
40	PUD	Oil		09/15	76	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

WALKER TEXAS RANGER 4H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,084.7
41	PUD	Oil		10/15	77	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

ENERGY & EXPLORATION PAR

WC BULLARD A 2H						77.0000 NI	1	221.5	221.5	170.6	16,290.9	868.4	4,086.9	5,997.8	2,090.1
42	PUD	Oil		06/14	36	100.0000 WI	27.2	735.3	735.3	539.0	1,587.4	425.2	6,500.0

WC BULLARD A 3H						77.0000 NI	1	221.5	221.5	170.6	16,290.9	868.4	4,086.9	5,997.8	2,024.8
43	PUD	Oil		10/14	61	100.0000 WI	27.2	735.3	735.3	539.0	1,587.4	425.2	6,500.0

GRAND TOTAL							43	8,092.6	7,607.3	5,504.9	525,832.3	26,506.1	117,435.3	282,653.8	137,082.6
								15,701.5	11,388.5	7,855.7	30,903.6	13,255.3	116,885.4

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table I - Proved Developed Producing

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Developed Producing Reserves

As of October 31, 2013

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	130.1	174.7	0.0	84.086	96.488	0.000	95.520	4.381	0.000
12-2014	431.8	651.0	0.0	268.803	351.508	0.000	95.520	4.250	0.000
12-2015	247.5	418.3	0.0	149.930	225.688	0.000	95.520	4.126	0.000
12-2016	178.6	324.9	0.0	107.457	176.398	0.000	95.520	4.068	0.000
12-2017	142.5	266.9	0.0	85.402	147.327	0.000	95.520	4.029	0.000

12-2018	119.7	185.8	0.0	71.535	120.613	0.000	95.520	3.949	0.000
12-2019	103.8	166.6	0.0	61.873	107.894	0.000	95.520	3.934	0.000
12-2020	92.0	151.7	0.0	54.713	98.042	0.000	95.520	3.924	0.000
12-2021	82.8	139.3	0.0	49.172	89.814	0.000	95.520	3.921	0.000
12-2022	75.4	125.4	0.0	44.740	80.155	0.000	95.520	3.957	0.000

12-2023	69.4	117.4	0.0	41.113	74.905	0.000	95.520	3.954	0.000
12-2024	64.3	110.5	0.0	38.068	70.390	0.000	95.520	3.952	0.000
12-2025	59.8	104.2	0.0	35.405	66.346	0.000	95.520	3.951	0.000
12-2026	53.5	96.7	0.0	32.877	62.489	0.000	95.520	3.949	0.000
12-2027	49.1	89.7	0.0	30.059	57.813	0.000	95.520	3.966	0.000

S Tot	1,900.3	3,123.0	0.0	1,155.234	1,825.868	0.000	95.520	4.067	0.000
After	351.5	694.6	0.0	248.386	495.935	0.000	95.520	4.135	0.000
Total	2,251.8	3,817.6	0.0	1,403.620	2,321.803	0.000	95.520	4.082	0.000

Cum	485.3	4,313.0
Ult	2,737.1	8,130.7

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	8,031.895	422.726	0.000	0.000	8,454.621	369.467	31.704	0.000	8,053.450
12-2014	25,676.074	1,494.014	0.000	0.000	27,170.084	1,181.099	112.051	0.000	25,876.932
12-2015	14,321.328	931.151	0.000	0.000	15,252.478	658.781	69.836	0.000	14,523.863
12-2016	10,264.319	717.549	0.000	0.000	10,981.869	472.159	53.816	0.000	10,455.894
12-2017	8,157.593	593.518	0.000	0.000	8,751.112	375.249	44.514	0.000	8,331.349

12-2018	6,833.044	476.287	0.000	0.000	7,309.331	314.320	35.722	0.000	6,959.289
12-2019	5,910.119	424.472	0.000	0.000	6,334.590	271.865	31.835	0.000	6,030.890
12-2020	5,226.208	384.749	0.000	0.000	5,610.957	240.406	28.856	0.000	5,341.695
12-2021	4,696.938	352.190	0.000	0.000	5,049.128	216.059	26.414	0.000	4,806.655
12-2022	4,273.580	317.138	0.000	0.000	4,590.717	196.585	23.785	0.000	4,370.348

12-2023	3,927.105	296.152	0.000	0.000	4,223.257	180.647	22.211	0.000	4,020.399
12-2024	3,636.272	278.210	0.000	0.000	3,914.482	167.269	20.866	0.000	3,726.348
12-2025	3,381.858	262.160	0.000	0.000	3,644.017	155.565	19.662	0.000	3,468.790
12-2026	3,140.412	246.763	0.000	0.000	3,387.175	144.459	18.507	0.000	3,224.209
12-2027	2,871.236	229.285	0.000	0.000	3,100.521	132.077	17.196	0.000	2,951.248

S Tot	110,347.969	7,426.365	0.000	0.000	117,774.336	5,076.007	556.977	0.000	112,141.359
After	23,725.832	2,050.655	0.000	0.000	25,776.482	1,091.388	153.799	0.000	24,531.303
Total	134,073.797	9,477.020	0.000	0.000	143,550.812	6,167.395	710.776	0.000	136,672.656

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
End		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	201.271	20.0	14.47	578.976	0.000	0.000	780.246	7,273.204	7,273.204	7,218.125
12-2014	646.700	19.0	13.47	2,359.340	0.000	0.000	3,006.039	22,870.895	30,144.098	28,834.006
12-2015	362.976	19.0	13.47	1,829.113	0.000	0.000	2,192.088	12,331.776	42,475.871	39,394.109
12-2016	261.389	19.0	13.47	1,564.807	0.000	0.000	1,826.196	8,629.697	51,105.566	46,105.020
12-2017	208.284	17.0	12.22	1,462.785	0.000	0.000	1,671.069	6,660.279	57,765.848	50,811.137

12-2018	173.982	16.0	12.00	1,371.372	0.000	0.000	1,545.354	5,413.935	63,179.785	54,287.727
12-2019	150.772	16.0	12.00	1,333.967	0.000	0.000	1,484.739	4,546.151	67,725.938	56,941.133
12-2020	133.542	16.0	12.00	1,306.161	0.000	0.000	1,439.703	3,901.992	71,627.930	59,011.227
12-2021	120.166	16.0	12.00	1,283.774	0.000	0.000	1,403.940	3,402.715	75,030.641	60,652.160
12-2022	109.259	15.0	11.00	1,257.425	0.000	0.000	1,366.683	3,003.664	78,034.305	61,968.859

12-2023	100.510	15.0	11.00	1,243.280	0.000	0.000	1,343.790	2,676.610	80,710.914	63,035.457
12-2024	93.159	15.0	11.00	1,231.425	0.000	0.000	1,324.584	2,401.764	83,112.672	63,905.484
12-2025	86.720	15.0	11.00	1,221.105	0.000	0.000	1,307.825	2,160.965	85,273.641	64,617.121
12-2026	80.605	14.0	10.94	1,202.818	0.000	0.000	1,283.424	1,940.785	87,214.422	65,198.160
12-2027	73.781	14.0	10.94	1,140.610	0.000	0.000	1,214.391	1,736.857	88,951.281	65,670.891

S Tot	2,803.116			20,386.955	0.000	0.000	23,190.074	88,951.281	88,951.281	65,670.891
After	613.282			12,403.893	0.000	0.000	13,017.176	11,514.126	100,465.414	67,557.156
Total	3,416.398			32,790.848	0.000	0.000	36,207.246	100,465.406	100,465.414	67,557.156

SEC October 31, 2013 Prices			Percent	Cum. Disc.
	Cushing WTI	Henry Hub	5.00	79,647.750
Year	Oil $/STB	Gas $/MMBTU	10.00	67,557.156
2013	95.83	3.645	15.00	59,648.102
Thereafter	Flat	Flat	20.00	54,027.348
Cap	95.83	3.645	25.00	49,792.219
			30.00	46,462.695

		2 Months in first year	36.583 Year Life (05/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
Summary

Cawley, Gillespie & Associates, Inc.

Table II - Proved Developed Producing

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Developed Producing Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

WOODBINE — GRIMES COUNTY, TEXAS

CRIMSON EXPLORATION

STUCKEY-UPCHURCH 1H						17.0467 NI	1	0.0	0.0	0.0	0.0	27.4	169.2	160.3	147.0
1	PDP	Gas			48	22.7290 WI	4.1	466.2	439.6	74.9	365.4	8.5	0.0

HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS

ENERGY & EXPLORATION

BLAZING SADDLE 1H						76.0823 NI	1	373.9	373.9	284.5	27,173.2	1,316.3	4,178.0	21,895.2	14,821.8
2	PDP	Oil			41	99.0451 WI	35.0	238.5	238.5	181.4	884.8	668.5	0.0

BUCKAROO 1H						75.1216 NI	1	326.3	326.3	245.2	23,417.5	1,138.1	4,497.1	18,017.4	12,110.6
3	PDP	Oil			38	100.0000 WI	33.4	221.7	221.7	166.6	812.3	577.3	0.0

ENERGY & EXPLORATION PAR

CENTER RANCH A 1H						75.0000 NI	1	10.1	6.1	4.6	438.0	20.1	230.1	177.7	168.8
4	PDP	Oil 1H			1	100.0000 WI	2.2	0.7	0.0	0.0	0.0	10.0	0.0

ENERGY & EXPLORATION

COW TOWN 1H						75.0000 NI	1	299.9	287.5	215.6	20,594.6	980.6	4,342.6	15,213.5	9,761.2
5	PDP	Oil			40	100.0000 WI	33.0	124.4	121.3	90.9	443.5	501.4	0.0

MADISONVILLE (EAGLE FORD) — MADISON COUNTY, TEXAS

HALCON OPERATING CO

BAKER, CHARLES METAL						18.5750 NI	1	14.1	6.1	1.1	108.2	5.1	72.3	30.3	28.5
6	PDP	Oil 1H			23	25.0000 WI	2.4	6.2	2.4	0.4	2.2	2.6	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

WOODBINE ACQUISITION COR

BENELLI 1H						41.0074 NI	1	158.7	135.1	55.4	5,292.4	262.1	1,668.2	3,479.0	2,563.1
7	PDP	Oil			45	51.7616 WI	19.7	137.2	124.4	51.0	248.8	132.0	0.0

MADISONVILLE, W (WOODBINE A) — MADISON COUNTY, TEXAS

ENERVEST OPERATING LLC

GALL 1H						4.3963 NI	1	91.8	66.8	2.9	280.7	13.5	110.8	157.4	128.7
8	PDP	Oil			39	5.4954 WI	12.2	46.7	36.7	1.6	7.9	6.9	0.0

MADISONVILLE (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

CARTER-LANGHAM, INC.

KEY 2						11.0027 NI	1	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
9	PDP	Gas 2			2	14.3910 WI	0.0	1,183.5	0.0	0.0	0.0	0.0	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

MCVEY UNIT A 2H						77.1972 NI	1	120.5	64.7	49.9	4,770.9	238.0	2,077.5	2,582.5	1,762.8
10	PDP	Oil			9	100.0000 WI	20.7	207.4	151.5	83.7	246.6	119.5	0.0

ENERGY & EXPLORATION

PONDEROSA 1H						75.1434 NI	1	104.4	97.0	72.9	6,961.4	373.1	2,718.9	4,392.0	3,130.1
11	PDP	Oil			46	100.0000 WI	21.0	202.5	192.4	144.5	705.0	182.3	0.0

KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

RASCO, G. D. 1						66.4216 NI	1	20.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0
12	PDP	Gas 1			3	100.0000 WI	0.0	655.5	0.0	0.0	0.0	0.0	0.0

RASCO, G. D. & ANNIE 2						81.9042 NI	1	11.6	0.0	0.0	0.0	0.1	1.5	0.0	0.0
13	PDP	Gas 2			4	100.0000 WI	0.2	838.5	0.7	0.6	1.7	0.0	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table II - Proved Developed Producing (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Developed Producing Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

RASCO, G. D. & ANNIE 3						81.9042 NI	1	13.1	1.9	1.5	147.0	73.2	286.5	649.6	340.8
14	PDP	Gas	3		5	100.0000 WI	32.8	1,130.7	375.6	304.0	886.4	24.0	0.0

RASCO, G. D. 4						77.5500 NI	1	1.6	0.1	0.1	11.0	10.0	80.2	44.1	35.4
15	PDP	Gas	4		6	100.0000 WI	8.1	213.8	56.1	43.4	126.5	3.2	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

HALCON OPERATING CO INC

SAMANTHA RIZZO OIL & GAS LTD						11.5384 NI	1	135.9	107.1	12.4	1,180.7	58.0	510.7	631.8	476.1
16	PDP	Oil	2H		31	15.0000 WI	16.0	115.2	87.1	10.0	49.0	29.3	0.0

SAMANTHA RIZZO OIL & GAS LTD						11.5384 NI	1	113.9	93.3	10.8	1,028.6	49.3	469.3	511.7	391.3
17	PDP	Oil	3H		32	15.0000 WI	14.6	74.0	47.8	5.5	26.9	25.2	0.0

DECKER OPERATING

SHELDON UNIT 1H						10.2112 NI	1	168.8	121.1	12.4	1,180.9	60.5	450.0	722.2	516.1
18	PDP	Oil			30	13.3650 WI	19.2	218.6	164.3	16.8	81.8	30.1	0.0

ENERGY & EXPLORATION

SPOT BULLARD MCMAHAN 1H						77.2724 NI	1	74.8	64.4	49.8	4,755.0	237.3	1,914.0	2,731.7	2,201.2
19	PDP	Oil			47	100.0000 WI	13.8	129.5	113.0	83.9	247.0	119.1	0.0

HILLTOP RESORT (BOSSIER) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS						80.3405 NI	1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
20	PDP	Gas	1		7	100.0000 WI	0.0	31.0	0.0	0.0	0.0	0.0	0.0

MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS A 1H						80.3388 NI	1	138.1	75.2	60.4	5,771.9	268.6	1,781.4	3,624.2	2,571.6
21	PDP	Oil			10	100.0000 WI	20.9	106.9	79.4	37.4	40.9	138.6	0.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

WALKER TEXAS RANGER 1H						76.0875 NI	1	359.6	345.4	262.8	25,106.9	1,397.5	4,456.4	21,814.1	13,933.4
22	PDP	Oil			35	100.0000 WI	36.6	897.9	871.7	663.3	3,234.8	673.6	0.0

ENERGY & EXPLORATION PAR

WC BULLARD A 1H						77.0000 NI	1	182.7	79.6	61.3	5,854.9	349.2	2,776.1	3,630.8	2,468.7
23	PDP	Oil			8	100.0000 WI	20.5	884.2	493.5	361.8	1,065.5	164.3	0.0

GRAND TOTAL							23	2,737.1	2,251.8	1,403.6	134,073.8	6,878.2	32,790.8	100,465.4	67,557.2
								8,130.7	3,817.6	2,321.8	9,477.0	3,416.4	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Rate-Time History-Forecast Curves

And

Tabular Reserves and Economics

By Property

Cawley, Gillespie & Associates, Inc.

Petroleum Consultants

Figure 1

CRIMSON EXPLORATION -- STUCKEY-UPCHURCH 1H

WOODBINE FIELD

GRIMES COUNTY, TEXAS

Reserve Category : PDP — As of 11/2013

	As of 11/2013					YIELD - bbls/mmcf	
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}	Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.		
Gas - mcf/mo	23,391.	75.9	1.25	16.9	4,616.	0.0	0.0

	10/2013 Cumulatives	4.08 Year Life (11/2017) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	0.0	0.0	17.046 NI	0.000	0.000	27.407	169.230	160.341	146.985
Gas - mmcf	26.7	439.5	466.2	22.729 WI	74.929	365.429	8.451	0.000		

GAS (mcf/mo)
Wellcount
10,000.
100.
1,000.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA7K0NGO8C
Reservoir : WOODBINE

• ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 08/2013 First Data 08/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 4218530786

STUCKEY-UPCHURCH 1H

TX 03 GAS

KJM G:\CGA3343\Ariesw\pdp.out

(DEFAULT) *ASN 48*

Cawley, Gillespie & Associates, Inc.

Table 1

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

CRIMSON EXPLORATION — STUCKEY-UPCHURCH 1H

WOODBINE FIELD — GRIMES COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	44.5	0.0	0.000	7.584	0.000	0.000	4.877	0.000
12-2014	0.0	166.0	0.0	0.000	28.302	0.000	0.000	4.877	0.000
12-2015	0.0	100.1	0.0	0.000	17.068	0.000	0.000	4.877	0.000
12-2016	0.0	74.0	0.0	0.000	12.611	0.000	0.000	4.877	0.000
12-2017	0.0	54.9	0.0	0.000	9.364	0.000	0.000	4.877	0.000

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	439.5	0.0	0.000	74.929	0.000	0.000	4.877	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	439.5	0.0	0.000	74.929	0.000	0.000	4.877	0.000

Cum	0.0	26.7
Ult	0.0	466.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	36.986	0.000	0.000	36.986	0.000	2.774	0.000	34.212
12-2014	0.000	138.031	0.000	0.000	138.031	0.000	10.352	0.000	127.679
12-2015	0.000	83.243	0.000	0.000	83.243	0.000	6.243	0.000	77.000
12-2016	0.000	61.502	0.000	0.000	61.502	0.000	4.613	0.000	56.889
12-2017	0.000	45.667	0.000	0.000	45.667	0.000	3.425	0.000	42.242

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	365.429	0.000	0.000	365.429	0.000	27.407	0.000	338.022
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	365.429	0.000	0.000	365.429	0.000	27.407	0.000	338.022

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.855	1.0	0.23	6.907	0.000	0.000	7.763	26.449	26.449	26.247
12-2014	3.192	1.0	0.23	41.444	0.000	0.000	44.636	83.043	109.492	104.835
12-2015	1.925	1.0	0.23	41.444	0.000	0.000	43.369	33.631	143.123	133.721
12-2016	1.422	1.0	0.23	41.444	0.000	0.000	42.866	14.023	157.146	144.685
12-2017	1.056	1.0	0.23	37.990	0.000	0.000	39.046	3.196	160.341	146.985

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	8.451			169.230	0.000	0.000	177.680	160.341	160.341	146.985
After	0.000			0.000	0.000	0.000	0.000	0.000	160.341	146.985
Total	8.451			169.230	0.000	0.000	177.680	160.341	160.341	146.985

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	153.241
Gas Rate	23,390.	4,615.	Mcf/mo	75.9%	1.25	16.9%	0.	0.	$/w/mo	Expense	22.7290	22.7290	10.00	146.985
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%	15,195.	15,195.	$/mo				15.00	141.430
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	136.466
Cond Yield	0.0	0.0	bbl/MMcf							Oil	17.0467	17.0467	25.00	132.001
NGL Yield	0.0	0.0	bbl/MMcf							Gas	17.0467	17.0467	30.00	127.963
Gas Shrinkage	0.0	0.0%											PROPNUM: OA7K0NGO8C
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			4.083 Year Life (11/2017)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 48	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 1

Cawley, Gillespie & Associates, Inc.

Figure 2

ENERGY & EXPLORATION -- BLAZING SADDLE 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PDP — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	15,953.	96.3	1.16	7.0	122.	Initial	Final
Gas - mcf/mo	9,099.	96.3	1.18	5.7	115.	570.	943.

	10/2013 Cumulatives	35.00 Year Life (11/2048) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	373.9	373.9	76.082	NI	284.476	27,173.186	1,316.328	4,177.971	21,895.156	14,821.831
Gas - mmcf	0.0	238.5	238.5	99.045	WI	181.424	884.807	668.542	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
TIME (years)

PROPNUM: O6QFLAM02V
Reservoir : WOODBINE

BLAZING SADDLE 1H
MORRISON A-462
TX 05 OIL

• ⊛ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 10/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 16 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 41*

Table 2

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION — BLAZING SADDLE 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	28.9	16.5	0.0	21.985	12.546	0.000	95.520	4.877	0.000
12-2014	79.7	45.8	0.0	60.618	34.844	0.000	95.520	4.877	0.000
12-2015	39.5	23.0	0.0	30.018	17.516	0.000	95.520	4.877	0.000
12-2016	27.2	16.1	0.0	20.673	12.240	0.000	95.520	4.877	0.000
12-2017	21.0	12.6	0.0	15.963	9.589	0.000	95.520	4.877	0.000

12-2018	17.2	10.5	0.0	13.089	7.977	0.000	95.520	4.877	0.000
12-2019	14.6	9.1	0.0	11.139	6.887	0.000	95.520	4.877	0.000
12-2020	12.8	8.0	0.0	9.723	6.099	0.000	95.520	4.877	0.000
12-2021	11.4	7.2	0.0	8.645	5.502	0.000	95.520	4.877	0.000
12-2022	10.2	6.6	0.0	7.796	5.033	0.000	95.520	4.877	0.000

12-2023	9.3	6.1	0.0	7.108	4.656	0.000	95.520	4.877	0.000
12-2024	8.6	5.7	0.0	6.538	4.345	0.000	95.520	4.877	0.000
12-2025	8.0	5.4	0.0	6.058	4.084	0.000	95.520	4.877	0.000
12-2026	7.4	5.1	0.0	5.633	3.852	0.000	95.520	4.877	0.000
12-2027	6.9	4.8	0.0	5.239	3.635	0.000	95.520	4.877	0.000

S Tot	302.6	182.4	0.0	230.224	138.805	0.000	95.520	4.877	0.000
After	71.3	56.0	0.0	54.253	42.619	0.000	95.520	4.877	0.000
Total	373.9	238.5	0.0	284.476	181.424	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	373.9	238.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	2,100.033	61.186	0.000	0.000	2,161.219	96.602	4.589	0.000	2,060.029
12-2014	5,790.268	169.934	0.000	0.000	5,960.203	266.352	12.745	0.000	5,681.104
12-2015	2,867.274	85.425	0.000	0.000	2,952.700	131.895	6.407	0.000	2,814.398
12-2016	1,974.653	59.695	0.000	0.000	2,034.349	90.834	4.477	0.000	1,939.037
12-2017	1,524.785	46.768	0.000	0.000	1,571.553	70.140	3.508	0.000	1,497.906

12-2018	1,250.224	38.904	0.000	0.000	1,289.129	57.510	2.918	0.000	1,228.701
12-2019	1,063.965	33.590	0.000	0.000	1,097.554	48.942	2.519	0.000	1,046.093
12-2020	928.741	29.746	0.000	0.000	958.488	42.722	2.231	0.000	913.535
12-2021	825.805	26.833	0.000	0.000	852.639	37.987	2.012	0.000	812.639
12-2022	744.652	24.547	0.000	0.000	769.199	34.254	1.841	0.000	733.104

12-2023	678.918	22.705	0.000	0.000	701.623	31.230	1.703	0.000	668.690
12-2024	624.520	21.189	0.000	0.000	645.709	28.728	1.589	0.000	615.391
12-2025	578.657	19.917	0.000	0.000	598.574	26.618	1.494	0.000	570.462
12-2026	538.058	18.788	0.000	0.000	556.847	24.751	1.409	0.000	530.687
12-2027	500.394	17.727	0.000	0.000	518.121	23.018	1.329	0.000	493.773

S Tot	21,990.947	676.956	0.000	0.000	22,667.904	1,011.584	50.772	0.000	21,605.551
After	5,182.237	207.852	0.000	0.000	5,390.090	238.383	15.589	0.000	5,136.118
Total	27,173.186	884.807	0.000	0.000	28,057.994	1,249.967	66.361	0.000	26,741.668

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	51.501	1.0	0.99	82.440	0.000	0.000	133.941	1,926.088	1,926.088	1,911.672
12-2014	142.028	1.0	0.99	257.002	0.000	0.000	399.029	5,282.076	7,208.165	6,910.140
12-2015	70.360	1.0	0.99	163.550	0.000	0.000	233.910	2,580.489	9,788.654	9,120.709
12-2016	48.476	1.0	0.99	144.085	0.000	0.000	192.561	1,746.476	11,535.130	10,479.102
12-2017	37.448	1.0	0.99	134.275	0.000	0.000	171.723	1,326.182	12,861.312	11,416.253

12-2018	30.718	1.0	0.99	128.288	0.000	0.000	159.006	1,069.695	13,931.007	12,103.191
12-2019	26.152	1.0	0.99	124.227	0.000	0.000	150.379	895.714	14,826.720	12,625.986
12-2020	22.838	1.0	0.99	121.278	0.000	0.000	144.116	769.418	15,596.138	13,034.173
12-2021	20.316	1.0	0.99	119.034	0.000	0.000	139.349	673.290	16,269.428	13,358.850
12-2022	18.328	1.0	0.99	117.264	0.000	0.000	135.591	597.512	16,866.939	13,620.766

12-2023	16.717	1.0	0.99	115.830	0.000	0.000	132.548	536.143	17,403.082	13,834.399
12-2024	15.385	1.0	0.99	114.644	0.000	0.000	130.029	485.362	17,888.443	14,010.205
12-2025	14.262	1.0	0.99	113.644	0.000	0.000	127.906	442.556	18,331.000	14,155.926
12-2026	13.267	1.0	0.99	112.759	0.000	0.000	126.026	404.661	18,735.660	14,277.057
12-2027	12.344	1.0	0.99	111.938	0.000	0.000	124.282	369.491	19,105.152	14,377.607

S Tot	540.139			1,960.258	0.000	0.000	2,500.397	19,105.152	19,105.152	14,377.607
After	128.403			2,217.712	0.000	0.000	2,346.115	2,790.003	21,895.152	14,821.831
Total	668.542			4,177.971	0.000	0.000	4,846.512	21,895.156	21,895.152	14,821.831

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	17,375.842
Oil Rate	15,953.	122.	bbls/mo	96.4%	1.16	7.0%	8,500.	8,500.	$/w/mo	Expense	99.0451	99.0451	10.00	14,821.831
Gas Rate	9,098.	115.	Mcf/mo	96.3%	1.18	5.7%	10,000.	0.	$/mo				15.00	13,176.634
GOR	570.	942.	scf/bbl							Revenue			20.00	12,015.869
NGL Rate	0.	0.	bbls/mo							Oil	76.0823	76.0823	25.00	11,143.290
NGL Yield	0.0	0.0	bbl/MMcf							Gas	76.0823	76.0823	30.00	10,457.009
Gas Shrinkage	0.0	0.0%											PROPNUM: O6QFLAM02V
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			35.000 Year Life (11/2048)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 41	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 2

Cawley, Gillespie & Associates, Inc.

Figure 3

ENERGY & EXPLORATION -- BUCKAROO 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final
Oil - bbls/mo	12,909.	95.8	1.21	7.1	126.		
Gas - mcf/mo	7,840.	95.8	1.23	5.7	124.	607.	979.

	10/2013 Cumulatives	33.41 Year Life (04/2047) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	326.3	326.3	75.121 NI	245.158	23,417.500	1,138.131	4,497.066	18,017.355	12,110.559
Gas - mmcf	0.0	221.7	221.7	100.000 WI	166.566	812.345	577.293	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: O6PLDT2D6K
Reservoir : WOODBINE

BUCKAROO 1H
MORRISON A-547
TX 05 OIL

• ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 16 21 API: 4228932099

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 38*

Table 3

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION — BUCKAROO 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	23.5	14.3	0.0	17.628	10.712	0.000	95.520	4.877	0.000
12-2014	66.6	40.8	0.0	50.046	30.634	0.000	95.520	4.877	0.000
12-2015	34.0	21.1	0.0	25.534	15.866	0.000	95.520	4.877	0.000
12-2016	23.8	15.0	0.0	17.860	11.260	0.000	95.520	4.877	0.000
12-2017	18.6	11.9	0.0	13.940	8.916	0.000	95.520	4.877	0.000

12-2018	15.3	10.0	0.0	11.525	7.478	0.000	95.520	4.877	0.000
12-2019	13.1	8.7	0.0	9.874	6.499	0.000	95.520	4.877	0.000
12-2020	11.5	7.7	0.0	8.668	5.788	0.000	95.520	4.877	0.000
12-2021	10.3	7.0	0.0	7.745	5.246	0.000	95.520	4.877	0.000
12-2022	9.3	6.4	0.0	7.014	4.820	0.000	95.520	4.877	0.000

12-2023	8.5	6.0	0.0	6.419	4.475	0.000	95.520	4.877	0.000
12-2024	7.9	5.6	0.0	5.925	4.190	0.000	95.520	4.877	0.000
12-2025	7.3	5.3	0.0	5.504	3.948	0.000	95.520	4.877	0.000
12-2026	6.8	5.0	0.0	5.118	3.725	0.000	95.520	4.877	0.000
12-2027	6.3	4.7	0.0	4.760	3.514	0.000	95.520	4.877	0.000

S Tot	263.0	169.2	0.0	197.560	127.070	0.000	95.520	4.877	0.000
After	63.4	52.6	0.0	47.598	39.496	0.000	95.520	4.877	0.000
Total	326.3	221.7	0.0	245.158	166.566	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	326.3	221.7

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	1,683.828	52.244	0.000	0.000	1,736.072	77.456	3.918	0.000	1,654.698
12-2014	4,780.374	149.404	0.000	0.000	4,929.778	219.897	11.205	0.000	4,698.675
12-2015	2,439.006	77.376	0.000	0.000	2,516.382	112.194	5.803	0.000	2,398.385
12-2016	1,706.021	54.914	0.000	0.000	1,760.934	78.477	4.119	0.000	1,678.339
12-2017	1,331.584	43.483	0.000	0.000	1,375.068	61.253	3.261	0.000	1,310.554

12-2018	1,100.854	36.469	0.000	0.000	1,137.323	50.639	2.735	0.000	1,083.949
12-2019	943.147	31.697	0.000	0.000	974.844	43.385	2.377	0.000	929.082
12-2020	827.942	28.227	0.000	0.000	856.169	38.085	2.117	0.000	815.967
12-2021	739.781	25.586	0.000	0.000	765.366	34.030	1.919	0.000	729.418
12-2022	669.955	23.505	0.000	0.000	693.461	30.818	1.763	0.000	660.880

12-2023	613.167	21.824	0.000	0.000	634.990	28.206	1.637	0.000	605.148
12-2024	565.998	20.436	0.000	0.000	586.434	26.036	1.533	0.000	558.866
12-2025	525.697	19.255	0.000	0.000	544.951	24.182	1.444	0.000	519.325
12-2026	488.898	18.165	0.000	0.000	507.063	22.489	1.362	0.000	483.212
12-2027	454.675	17.137	0.000	0.000	471.813	20.915	1.285	0.000	449.612

S Tot	18,870.926	619.722	0.000	0.000	19,490.650	868.063	46.479	0.000	18,576.109
After	4,546.574	192.624	0.000	0.000	4,739.197	209.142	14.447	0.000	4,515.609
Total	23,417.500	812.345	0.000	0.000	24,229.848	1,077.205	60.926	0.000	23,091.721

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	41.367	1.0	1.00	118.393	0.000	0.000	159.761	1,494.937	1,494.937	1,483.726
12-2014	117.467	1.0	1.00	361.616	0.000	0.000	479.083	4,219.591	5,714.528	5,475.409
12-2015	59.960	1.0	1.00	217.634	0.000	0.000	277.593	2,120.791	7,835.319	7,291.945
12-2016	41.958	1.0	1.00	181.865	0.000	0.000	223.824	1,454.515	9,289.834	8,423.162
12-2017	32.764	1.0	1.00	163.557	0.000	0.000	196.321	1,114.233	10,404.066	9,210.492

12-2018	27.099	1.0	1.00	152.257	0.000	0.000	179.355	904.594	11,308.660	9,791.380
12-2019	23.227	1.0	1.00	144.521	0.000	0.000	167.748	761.334	12,069.994	10,235.727
12-2020	20.399	1.0	1.00	138.862	0.000	0.000	159.261	656.705	12,726.699	10,584.108
12-2021	18.235	1.0	1.00	134.527	0.000	0.000	152.763	576.655	13,303.354	10,862.178
12-2022	16.522	1.0	1.00	131.091	0.000	0.000	147.613	513.267	13,816.621	11,087.160

12-2023	15.129	1.0	1.00	128.294	0.000	0.000	143.423	461.725	14,278.346	11,271.137
12-2024	13.972	1.0	1.00	125.970	0.000	0.000	139.941	418.924	14,697.270	11,422.876
12-2025	12.983	1.0	1.00	123.986	0.000	0.000	136.969	382.356	15,079.626	11,548.776
12-2026	12.080	1.0	1.00	122.193	0.000	0.000	134.273	348.938	15,428.564	11,653.229
12-2027	11.240	1.0	1.00	120.546	0.000	0.000	131.787	317.826	15,746.390	11,739.721

S Tot	464.403			2,365.313	0.000	0.000	2,829.716	15,746.390	15,746.390	11,739.721
After	112.890			2,131.753	0.000	0.000	2,244.644	2,270.966	18,017.352	12,110.559
Total	577.293			4,497.066	0.000	0.000	5,074.359	18,017.355	18,017.352	12,110.559

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	14,255.165
Oil Rate	12,908.	126.	bbls/mo	95.9%	1.21	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	12,110.560
Gas Rate	7,840.	123.	Mcf/mo	95.8%	1.23	5.7%	10,000.	0.	$/mo				15.00	10,726.648
GOR	607.	979.	scf/bbl							Revenue			20.00	9,751.478
NGL Rate	0.	0.	bbls/mo							Oil	75.1216	75.1216	25.00	9,020.155
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.1216	75.1216	30.00	8,446.479
Gas Shrinkage	0.0	0.0%											PROPNUM: O6PLDT2D6K
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			33.417 Year Life (04/2047)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 38	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 3

Cawley, Gillespie & Associates, Inc.

Figure 4

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PDP *As of 11/2013*

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	2.25 Year Life (02/2016) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	508.	81.1	1.01	32.6	117.	Initial	Final	Oil - mbbls	4.0	6.1	10.1	75.000 NI	4.585	437.994	20.148	230.100	177.718	168.800
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	0.7	0.0	0.7	100.000 WI	0.000	0.000	10.028	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
100.
100.
10.
10.
10.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
TIME (years)

LOCATION: SEC: BLK: SRV:V
Reservoir : WOODBINE

CENTER RANCH A 1H 1H
SEC: BLK: SRV:V
TX 05 OIL 142,030,025792

• ⊗ ✻ -- Annual Averages Perfs: 9114 - 13800 Status:
First Production 01/2012 First Data 01/2012 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 422893192500

KJM G:\CGA3343\Ariesw\pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) *ASN 1*

Table 4

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — CENTER RANCH A 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	1.0	0.0	0.0	0.718	0.000	0.000	95.520	0.000	0.000
12-2014	3.3	0.0	0.0	2.454	0.000	0.000	95.520	0.000	0.000
12-2015	1.8	0.0	0.0	1.325	0.000	0.000	95.520	0.000	0.000
12-2016	0.1	0.0	0.0	0.088	0.000	0.000	95.520	0.000	0.000
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	6.1	0.0	0.0	4.585	0.000	0.000	95.520	0.000	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	6.1	0.0	0.0	4.585	0.000	0.000	95.520	0.000	0.000

Cum	4.0	0.7
Ult	10.1	0.7

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	68.601	0.000	0.000	0.000	68.601	3.156	0.000	0.000	65.445
12-2014	234.421	0.000	0.000	0.000	234.421	10.783	0.000	0.000	223.637
12-2015	126.580	0.000	0.000	0.000	126.580	5.823	0.000	0.000	120.758
12-2016	8.392	0.000	0.000	0.000	8.392	0.386	0.000	0.000	8.006
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	437.994	0.000	0.000	0.000	437.994	20.148	0.000	0.000	417.846
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	437.994	0.000	0.000	0.000	437.994	20.148	0.000	0.000	417.846

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	1.571	1.0	1.00	20.444	0.000	0.000	22.015	43.431	43.431	43.101
12-2014	5.367	1.0	1.00	105.983	0.000	0.000	111.350	112.287	155.718	149.708
12-2015	2.898	1.0	1.00	95.883	0.000	0.000	98.782	21.976	177.694	168.781
12-2016	0.192	1.0	1.00	7.790	0.000	0.000	7.982	0.023	177.718	168.800
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	10.028			230.100	0.000	0.000	240.129	177.718	177.718	168.800
After	0.000			0.000	0.000	0.000	0.000	0.000	177.718	168.800
Total	10.028			230.100	0.000	0.000	240.129	177.718	177.718	168.800

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	173.053
Oil Rate	507.	117.	bbls/mo	81.1%	1.01	32.6%	7,171.	7,171.	$/w/mo	Expense	100.0000	100.0000	10.00	168.800
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%							15.00	164.902
GOR	0.	0.	scf/bbl							Revenue			20.00	161.316
NGL Rate	0.	0.	bbls/mo							Oil	75.0000	75.0000	25.00	158.004
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.0000	75.0000	30.00	154.933
Gas Shrinkage	0.0	0.0%											LOCATION: SEC: BLK: SRV:V
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.4		%
										2 Months in first year			2.250 Year Life (02/2016)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 1	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 4

Cawley, Gillespie & Associates, Inc.

Figure 5

ENERGY & EXPLORATION -- COW TOWN 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	7,537.	81.6	1.26	7.1	128.	Initial	Final
Gas - mcf/mo	2,720.	81.3	1.29	5.3	84.	361.	654.

	10/2013 Cumulatives	33.00 Year Life (11/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	12.5	287.5	299.9	75.000 NI	215.605	20,594.635	980.618	4,342.640	15,213.471	9,761.188
Gas - mmcf	3.1	121.3	124.4	100.000 WI	90.944	443.533	501.439	0.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount •••
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

PROPNUM: O6QFH2VE1V
Reservoir : WOODBINE

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 09/2013 First Data 08/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 4228932098

COW TOWN 1H
MORRISON A-547
TX 05 OIL

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 40*

Table 5

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION — COW TOWN 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	14.2	5.1	0.0	10.667	3.851	0.000	95.520	4.877	0.000
12-2014	50.4	18.4	0.0	37.777	13.770	0.000	95.520	4.877	0.000
12-2015	29.4	10.9	0.0	22.018	8.177	0.000	95.520	4.877	0.000
12-2016	21.5	8.1	0.0	16.089	6.085	0.000	95.520	4.877	0.000
12-2017	17.2	6.6	0.0	12.864	4.955	0.000	95.520	4.877	0.000

12-2018	14.4	5.7	0.0	10.807	4.239	0.000	95.520	4.877	0.000
12-2019	12.5	5.0	0.0	9.369	3.742	0.000	95.520	4.877	0.000
12-2020	11.1	4.5	0.0	8.300	3.375	0.000	95.520	4.877	0.000
12-2021	10.0	4.1	0.0	7.472	3.094	0.000	95.520	4.877	0.000
12-2022	9.1	3.8	0.0	6.809	2.871	0.000	95.520	4.877	0.000

12-2023	8.4	3.6	0.0	6.266	2.690	0.000	95.520	4.877	0.000
12-2024	7.7	3.4	0.0	5.810	2.540	0.000	95.520	4.877	0.000
12-2025	7.2	3.2	0.0	5.403	2.405	0.000	95.520	4.877	0.000
12-2026	6.7	3.0	0.0	5.025	2.278	0.000	95.520	4.877	0.000
12-2027	6.2	2.9	0.0	4.673	2.157	0.000	95.520	4.877	0.000

S Tot	225.8	88.3	0.0	169.349	66.230	0.000	95.520	4.877	0.000
After	61.7	33.0	0.0	46.256	24.714	0.000	95.520	4.877	0.000
Total	287.5	121.3	0.0	215.605	90.944	0.000	95.520	4.877	0.000

Cum	12.5	3.1
Ult	299.9	124.4

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	1,018.891	18.784	0.000	0.000	1,037.675	46.869	1.409	0.000	989.397
12-2014	3,608.491	67.159	0.000	0.000	3,675.649	165.991	5.037	0.000	3,504.622
12-2015	2,103.144	39.878	0.000	0.000	2,143.022	96.745	2.991	0.000	2,043.287
12-2016	1,536.818	29.677	0.000	0.000	1,566.495	70.694	2.226	0.000	1,493.575
12-2017	1,228.805	24.164	0.000	0.000	1,252.969	56.525	1.812	0.000	1,194.632

12-2018	1,032.306	20.672	0.000	0.000	1,052.978	47.486	1.550	0.000	1,003.942
12-2019	894.893	18.248	0.000	0.000	913.141	41.165	1.369	0.000	870.607
12-2020	792.836	16.462	0.000	0.000	809.298	36.470	1.235	0.000	771.593
12-2021	713.734	15.091	0.000	0.000	728.825	32.832	1.132	0.000	694.861
12-2022	650.440	14.003	0.000	0.000	664.444	29.920	1.050	0.000	633.473

12-2023	598.527	13.121	0.000	0.000	611.648	27.532	0.984	0.000	583.131
12-2024	554.961	12.388	0.000	0.000	567.350	25.528	0.929	0.000	540.892
12-2025	516.082	11.730	0.000	0.000	527.812	23.740	0.880	0.000	503.193
12-2026	479.956	11.108	0.000	0.000	491.065	22.078	0.833	0.000	468.154
12-2027	446.359	10.519	0.000	0.000	456.879	20.533	0.789	0.000	435.557

S Tot	16,176.244	323.005	0.000	0.000	16,499.250	744.107	24.225	0.000	15,730.915
After	4,418.391	120.528	0.000	0.000	4,538.918	203.246	9.040	0.000	4,326.632
Total	20,594.635	443.533	0.000	0.000	21,038.168	947.353	33.265	0.000	20,057.549

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	24.735	1.0	1.00	87.413	0.000	0.000	112.148	877.249	877.249	870.531
12-2014	87.616	1.0	1.00	309.368	0.000	0.000	396.984	3,107.637	3,984.886	3,804.692
12-2015	51.082	1.0	1.00	204.043	0.000	0.000	255.125	1,788.161	5,773.047	5,335.603
12-2016	37.339	1.0	1.00	175.622	0.000	0.000	212.962	1,280.614	7,053.661	6,331.340
12-2017	29.866	1.0	1.00	160.126	0.000	0.000	189.992	1,004.640	8,058.301	7,041.127

12-2018	25.099	1.0	1.00	150.218	0.000	0.000	175.316	828.626	8,886.927	7,573.176
12-2019	21.765	1.0	1.00	143.275	0.000	0.000	165.040	705.567	9,592.494	7,984.942
12-2020	19.290	1.0	1.00	138.109	0.000	0.000	157.399	614.194	10,206.688	8,310.749
12-2021	17.372	1.0	1.00	134.099	0.000	0.000	151.470	543.391	10,750.079	8,572.765
12-2022	15.837	1.0	1.00	130.886	0.000	0.000	146.723	486.751	11,236.830	8,786.115

12-2023	14.578	1.0	1.00	128.247	0.000	0.000	142.826	440.306	11,677.136	8,961.550
12-2024	13.522	1.0	1.00	126.032	0.000	0.000	139.554	401.338	12,078.474	9,106.915
12-2025	12.580	1.0	1.00	124.068	0.000	0.000	136.648	366.545	12,445.019	9,227.610
12-2026	11.704	1.0	1.00	122.267	0.000	0.000	133.970	334.183	12,779.202	9,327.647
12-2027	10.889	1.0	1.00	120.612	0.000	0.000	131.501	304.056	13,083.258	9,410.393

S Tot	393.273			2,254.385	0.000	0.000	2,647.659	13,083.258	13,083.258	9,410.393
After	108.166			2,088.254	0.000	0.000	2,196.420	2,130.213	15,213.470	9,761.188
Total	501.439			4,342.640	0.000	0.000	4,844.079	15,213.471	15,213.470	9,761.188

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	11,731.365
Oil Rate	7,537.	128.	bbls/mo	81.6%	1.26	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	9,761.189
Gas Rate	2,719.	83.	Mcf/mo	81.3%	1.29	5.3%	10,000.	0.	$/mo				15.00	8,502.409
GOR	360.	654.	scf/bbl							Revenue			20.00	7,624.660
NGL Rate	0.	0.	bbls/mo							Oil	75.0000	75.0000	25.00	6,972.997
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.0000	75.0000	30.00	6,466.554
Gas Shrinkage	0.0	0.0%											PROPNUM: O6QFH2VE1V
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			33.000 Year Life (11/2046)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 40	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 5

Cawley, Gillespie & Associates, Inc.

Figure 6

HALCON OPERATING CO -- BAKER, CHARLES M ETAL 1H

MADISONVILLE (EAGLE FORD) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	341.	51.6	1.30	21.7	142.		
Gas - mcf/mo	125.	47.9	1.64	16.3	61.	366.	429.

	10/2013 Cumulatives	2.41 Year Life (04/2016) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	8.0	6.1	14.1	18.575 NI	1.133	108.190	5.140	72.275	30.314	28.472
Gas - mmcf	3.8	2.4	6.2	25.000 WI	0.445	2.168	2.630	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

TIME (years)

LOCATION: JONES A C A-299
Reservoir : EAGLE FORD

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2012 First Data 01/2012 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 4231330946

Cawley, Gillespie & Associates, Inc.

BAKER, CHARLES M ETAL 1H
JONES A C A-299
TX 03 OIL 142,030,P54365

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 23*

Table 6

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO — BAKER, CHARLES METAL 1H

MADISONVILLE (EAGLE FORD) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.7	0.2	0.0	0.123	0.045	0.000	95.520	4.877	0.000
12-2014	2.9	1.1	0.0	0.548	0.209	0.000	95.520	4.877	0.000
12-2015	2.1	0.8	0.0	0.381	0.156	0.000	95.520	4.877	0.000
12-2016	0.4	0.2	0.0	0.081	0.034	0.000	95.520	4.877	0.000
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	6.1	2.4	0.0	1.133	0.445	0.000	95.520	4.877	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	6.1	2.4	0.0	1.133	0.445	0.000	95.520	4.877	0.000

Cum	8.0	3.8
Ult	14.1	6.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	11.756	0.220	0.000	0.000	11.976	0.541	0.017	0.000	11.419
12-2014	52.335	1.020	0.000	0.000	53.355	2.407	0.076	0.000	50.871
12-2015	36.393	0.760	0.000	0.000	37.153	1.674	0.057	0.000	35.422
12-2016	7.706	0.168	0.000	0.000	7.874	0.354	0.013	0.000	7.507
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	108.190	2.168	0.000	0.000	110.358	4.977	0.163	0.000	105.219
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	108.190	2.168	0.000	0.000	110.358	4.977	0.163	0.000	105.219

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.285	1.0	0.25	5.445	0.000	0.000	5.730	5.689	5.689	5.645
12-2014	1.272	1.0	0.25	30.690	0.000	0.000	31.961	18.910	24.598	23.545
12-2015	0.886	1.0	0.25	29.024	0.000	0.000	29.909	5.513	30.111	28.309
12-2016	0.188	1.0	0.25	7.117	0.000	0.000	7.304	0.202	30.314	28.472
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	2.630			72.275	0.000	0.000	74.905	30.314	30.314	28.472
After	0.000			0.000	0.000	0.000	0.000	0.000	30.314	28.472
Total	2.630			72.275	0.000	0.000	74.905	30.314	30.314	28.472

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	29.347
Oil Rate	340.	142.	bbls/mo	51.6%	1.30	21.7%	0.	0.	$/w/mo	Expense	25.0000	25.0000	10.00	28.472
Gas Rate	124.	60.	Mcf/mo	47.9%	1.64	16.3%	8,737.	8,737.	$/mo				15.00	27.675
GOR	365.	429.	scf/bbl							Revenue			20.00	26.947
NGL Rate	0.	0.	bbls/mo							Oil	18.5750	18.5750	25.00	26.278
NGL Yield	0.0	0.0	bbl/MMcf							Gas	18.5750	18.5750	30.00	25.661
Gas Shrinkage	0.0	0.0%											LOCATION: JONES A C A-299
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			2.417 Year Life (04/2016)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 23	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 6

Cawley, Gillespie & Associates, Inc.

Figure 7

WOODBINE ACQUISITION COR -- BENELLI 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP As of 11/2013

	As of 11/2013 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
						Initial	Final
Oil - bbls/mo	3,851.	79.1	1.26	7.1	182.	622.	1,220.
Gas - mcf/mo	2,396.	69.8	1.65	6.3	223.		

	10/2013 Cumulatives	19.66 Year Life (07/2033) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	23.6	135.1	158.7	41.007	NI	55.407	5,292.449	262.117	1,668.229	3,478.974	2,563.059
Gas - mmcf	12.8	124.4	137.2	51.761	WI	51.025	248.850	131.980	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA7J3BDM41
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 07/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 4231331000

BENELLI 1H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 45*

Cawley, Gillespie & Associates, Inc.

Table 7

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

WOODBINE ACQUISITION COR — BENELLI 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	7.3	4.6	0.0	2.991	1.884	0.000	95.520	4.877	0.000
12-2014	26.5	18.7	0.0	10.850	7.669	0.000	95.520	4.877	0.000
12-2015	15.7	12.6	0.0	6.422	5.154	0.000	95.520	4.877	0.000
12-2016	11.5	9.9	0.0	4.715	4.076	0.000	95.520	4.877	0.000
12-2017	9.2	8.4	0.0	3.779	3.445	0.000	95.520	4.877	0.000

12-2018	7.8	7.4	0.0	3.180	3.022	0.000	95.520	4.877	0.000
12-2019	6.7	6.6	0.0	2.759	2.713	0.000	95.520	4.877	0.000
12-2020	6.0	6.0	0.0	2.446	2.476	0.000	95.520	4.877	0.000
12-2021	5.4	5.6	0.0	2.203	2.287	0.000	95.520	4.877	0.000
12-2022	4.9	5.2	0.0	2.009	2.132	0.000	95.520	4.877	0.000

12-2023	4.5	4.9	0.0	1.849	2.002	0.000	95.520	4.877	0.000
12-2024	4.2	4.6	0.0	1.715	1.891	0.000	95.520	4.877	0.000
12-2025	3.9	4.4	0.0	1.595	1.788	0.000	95.520	4.877	0.000
12-2026	3.6	4.1	0.0	1.483	1.688	0.000	95.520	4.877	0.000
12-2027	3.4	3.9	0.0	1.379	1.592	0.000	95.520	4.877	0.000

S Tot	120.4	106.9	0.0	49.376	43.818	0.000	95.520	4.877	0.000
After	14.7	17.6	0.0	6.031	7.207	0.000	95.520	4.877	0.000
Total	135.1	124.4	0.0	55.407	51.025	0.000	95.520	4.877	0.000

Cum	23.6	12.8
Ult	158.7	137.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	285.684	9.188	0.000	0.000	294.872	13.141	0.689	0.000	281.042
12-2014	1,036.410	37.400	0.000	0.000	1,073.810	47.675	2.805	0.000	1,023.330
12-2015	613.394	25.138	0.000	0.000	638.531	28.216	1.885	0.000	608.430
12-2016	450.404	19.880	0.000	0.000	470.284	20.719	1.491	0.000	448.074
12-2017	361.011	16.804	0.000	0.000	377.814	16.606	1.260	0.000	359.948

12-2018	303.728	14.736	0.000	0.000	318.464	13.971	1.105	0.000	303.388
12-2019	263.557	13.231	0.000	0.000	276.788	12.124	0.992	0.000	263.673
12-2020	233.666	12.075	0.000	0.000	245.741	10.749	0.906	0.000	234.087
12-2021	210.465	11.154	0.000	0.000	221.619	9.681	0.837	0.000	211.101
12-2022	191.881	10.398	0.000	0.000	202.279	8.827	0.780	0.000	192.672

12-2023	176.625	9.764	0.000	0.000	186.389	8.125	0.732	0.000	177.532
12-2024	163.805	9.221	0.000	0.000	173.027	7.535	0.692	0.000	164.800
12-2025	152.332	8.718	0.000	0.000	161.050	7.007	0.654	0.000	153.389
12-2026	141.669	8.231	0.000	0.000	149.900	6.517	0.617	0.000	142.766
12-2027	131.752	7.762	0.000	0.000	139.514	6.061	0.582	0.000	132.871

S Tot	4,716.382	213.701	0.000	0.000	4,930.083	216.954	16.028	0.000	4,697.102
After	576.067	35.149	0.000	0.000	611.216	26.499	2.636	0.000	582.081
Total	5,292.449	248.850	0.000	0.000	5,541.299	243.453	18.664	0.000	5,279.182

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	7.026	1.0	0.52	15.355	0.000	0.000	22.381	258.660	258.660	256.676
12-2014	25.583	1.0	0.52	88.565	0.000	0.000	114.148	909.182	1,167.842	1,115.412
12-2015	15.211	1.0	0.52	86.415	0.000	0.000	101.626	506.804	1,674.646	1,549.408
12-2016	11.202	1.0	0.52	85.621	0.000	0.000	96.823	351.251	2,025.897	1,822.596
12-2017	8.999	1.0	0.52	85.198	0.000	0.000	94.196	265.751	2,291.649	2,010.407

12-2018	7.585	1.0	0.52	84.932	0.000	0.000	92.517	210.870	2,502.519	2,145.847
12-2019	6.592	1.0	0.52	84.750	0.000	0.000	91.342	172.331	2,674.850	2,246.452
12-2020	5.852	1.0	0.52	84.617	0.000	0.000	90.469	143.618	2,818.468	2,322.663
12-2021	5.278	1.0	0.52	84.514	0.000	0.000	89.792	121.309	2,939.777	2,381.178
12-2022	4.817	1.0	0.52	84.434	0.000	0.000	89.251	103.422	3,043.198	2,426.528

12-2023	4.438	1.0	0.52	84.369	0.000	0.000	88.807	88.726	3,131.924	2,461.895
12-2024	4.120	1.0	0.52	84.314	0.000	0.000	88.434	76.366	3,208.290	2,489.568
12-2025	3.835	1.0	0.52	84.267	0.000	0.000	88.102	65.287	3,273.577	2,511.078
12-2026	3.569	1.0	0.52	84.224	0.000	0.000	87.793	54.973	3,328.550	2,527.545
12-2027	3.322	1.0	0.52	84.185	0.000	0.000	87.507	45.364	3,373.915	2,539.901

S Tot	117.428			1,205.760	0.000	0.000	1,323.187	3,373.915	3,373.915	2,539.901
After	14.552			462.470	0.000	0.000	477.022	105.059	3,478.974	2,563.059
Total	131.980			1,668.229	0.000	0.000	1,800.209	3,478.974	3,478.974	2,563.059

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	2,933.096
Oil Rate	3,850.	181.	bbls/mo	79.1%	1.26	7.1%	0.	0.	$/w/mo	Expense	51.7616	51.7616	10.00	2,563.058
Gas Rate	2,395.	223.	Mcf/mo	69.8%	1.65	6.3%	13,486.	13,486.	$/mo				15.00	2,297.247
GOR	622.	1,220.	scf/bbl							Revenue			20.00	2,097.193
NGL Rate	0.	0.	bbls/mo							Oil	41.0074	41.0074	25.00	1,940.907
NGL Yield	0.0	0.0	bbl/MMcf							Gas	41.0074	41.0074	30.00	1,815.107
Gas Shrinkage	0.0	0.0%											PROPNUM: OA7J3BDM41
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			19.667 Year Life (07/2033)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 45	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 7

Cawley, Gillespie & Associates, Inc.

Figure 8

ENERVEST OPERATING LLC -- GALL 1H

MADISONVILLE, W (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	2,269.	79.1	1.26	7.1	185.
Gas - mcf/mo	797.	64.8	1.81	5.3	139.

GOR - scf/bbl	
Initial	Final
351.	753.

	10/2013 Cumulatives	12.16 Year Life (01/2026) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	25.0	66.8	91.8	4.396 NI	2.939	280.690	13.502	110.790	157.390	128.673
Gas - mmcf	10.0	36.7	46.7	5.495 WI	1.613	7.868	6.876	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: O6PNC3XI7S
Reservoir : WOODBINE A

GALL 1H
E ALLEN ABS-36
TX 03 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 05/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 16 21 API: 423133097400

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 39

Cawley, Gillespie & Associates, Inc.

Table 8

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERVEST OPERATING LLC — GALL 1H

MADISONVILLE, W (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	4.3	1.5	0.0	0.189	0.068	0.000	95.520	4.877	0.000
12-2014	15.6	6.5	0.0	0.685	0.287	0.000	95.520	4.877	0.000
12-2015	9.2	4.6	0.0	0.406	0.201	0.000	95.520	4.877	0.000
12-2016	6.8	3.7	0.0	0.298	0.162	0.000	95.520	4.877	0.000
12-2017	5.4	3.2	0.0	0.239	0.139	0.000	95.520	4.877	0.000

12-2018	4.6	2.8	0.0	0.201	0.123	0.000	95.520	4.877	0.000
12-2019	4.0	2.5	0.0	0.174	0.111	0.000	95.520	4.877	0.000
12-2020	3.5	2.3	0.0	0.155	0.102	0.000	95.520	4.877	0.000
12-2021	3.2	2.2	0.0	0.139	0.095	0.000	95.520	4.877	0.000
12-2022	2.9	2.0	0.0	0.127	0.089	0.000	95.520	4.877	0.000

12-2023	2.7	1.9	0.0	0.117	0.084	0.000	95.520	4.877	0.000
12-2024	2.5	1.8	0.0	0.108	0.079	0.000	95.520	4.877	0.000
12-2025	2.3	1.7	0.0	0.101	0.075	0.000	95.520	4.877	0.000
12-2026
12-2027

S Tot	66.8	36.7	0.0	2.939	1.613	0.000	95.520	4.877	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	66.8	36.7	0.0	2.939	1.613	0.000	95.520	4.877	0.000

Cum	25.0	10.0
Ult	91.8	46.7

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	18.048	0.329	0.000	0.000	18.378	0.830	0.025	0.000	17.523
12-2014	65.477	1.399	0.000	0.000	66.875	3.012	0.105	0.000	63.759
12-2015	38.752	0.978	0.000	0.000	39.730	1.783	0.073	0.000	37.874
12-2016	28.455	0.789	0.000	0.000	29.244	1.309	0.059	0.000	27.876
12-2017	22.807	0.676	0.000	0.000	23.484	1.049	0.051	0.000	22.384

12-2018	19.188	0.599	0.000	0.000	19.787	0.883	0.045	0.000	18.860
12-2019	16.651	0.542	0.000	0.000	17.193	0.766	0.041	0.000	16.386
12-2020	14.762	0.498	0.000	0.000	15.260	0.679	0.037	0.000	14.544
12-2021	13.296	0.462	0.000	0.000	13.759	0.612	0.035	0.000	13.112
12-2022	12.122	0.433	0.000	0.000	12.555	0.558	0.032	0.000	11.965

12-2023	11.159	0.408	0.000	0.000	11.567	0.513	0.031	0.000	11.023
12-2024	10.349	0.387	0.000	0.000	10.735	0.476	0.029	0.000	10.230
12-2025	9.624	0.367	0.000	0.000	9.991	0.443	0.028	0.000	9.520
12-2026
12-2027

S Tot	280.690	7.868	0.000	0.000	288.558	12.912	0.590	0.000	275.056
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	280.690	7.868	0.000	0.000	288.558	12.912	0.590	0.000	275.056

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.438	1.0	0.05	1.682	0.000	0.000	2.120	15.403	15.403	15.285
12-2014	1.594	1.0	0.05	9.579	0.000	0.000	11.173	52.585	67.988	64.974
12-2015	0.947	1.0	0.05	9.271	0.000	0.000	10.218	27.656	95.645	88.668
12-2016	0.697	1.0	0.05	9.157	0.000	0.000	9.854	18.022	113.667	102.692
12-2017	0.560	1.0	0.05	9.097	0.000	0.000	9.656	12.728	126.395	111.692

12-2018	0.471	1.0	0.05	9.059	0.000	0.000	9.530	9.330	135.724	117.688
12-2019	0.410	1.0	0.05	9.033	0.000	0.000	9.442	6.944	142.668	121.745
12-2020	0.364	1.0	0.05	9.014	0.000	0.000	9.377	5.166	147.834	124.490
12-2021	0.328	1.0	0.05	8.999	0.000	0.000	9.327	3.785	151.620	126.318
12-2022	0.299	1.0	0.05	8.988	0.000	0.000	9.287	2.678	154.298	127.494

12-2023	0.276	1.0	0.05	8.978	0.000	0.000	9.254	1.769	156.067	128.201
12-2024	0.256	1.0	0.05	8.971	0.000	0.000	9.226	1.004	157.071	128.567
12-2025	0.238	1.0	0.05	8.964	0.000	0.000	9.202	0.319	157.390	128.673
12-2026
12-2027

S Tot	6.876			110.790	0.000	0.000	117.666	157.390	157.390	128.673
After	0.000			0.000	0.000	0.000	0.000	0.000	157.390	128.673
Total	6.876			110.790	0.000	0.000	117.666	157.390	157.390	128.673

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	141.177
Oil Rate	2,269.	184.	bbls/mo	79.1%	1.26	7.1%	0.	0.	$/w/mo	Expense	5.4954	5.4954	10.00	128.673
Gas Rate	797.	139.	Mcf/mo	64.9%	1.81	5.3%	13,486.	13,486.	$/mo				15.00	118.764
GOR	351.	753.	scf/bbl							Revenue			20.00	110.728
NGL Rate	0.	0.	bbls/mo							Oil	4.3963	4.3963	25.00	104.080
NGL Yield	0.0	0.0	bbl/MMcf							Gas	4.3963	4.3963	30.00	98.487
Gas Shrinkage	0.0	0.0%											PROPNUM: O6PNC3XI7S
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			12.167 Year Life (01/2026)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 39	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 8

Cawley, Gillespie & Associates, Inc.

Figure 9

CARTER-LANGHAM, INC. -- KEY 2 2

MADISONVILLE (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf			10/2013 Cumulatives	0.0 Year Life (11/2013) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	16.2	0.0	16.2	11.002	NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	1,183.5	0.0	1,183.5	14.391	WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
NON-COMMERCIAL
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
TIME (years)

LOCATION: WM HILL ABS-113
Reservoir : SUB-CLARKSVILLE

KEY 2 2
WM HILL ABS-113
TX 03 GAS 242,030,092486

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/1981 First Data 03/1981 Last Data 06/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231330286

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 2*

Cawley, Gillespie & Associates, Inc.

Table 9

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

CARTER-LANGHAM, INC. — KEY 2

MADISONVILLE (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	16.2	1,183.5
Ult	16.2	1,183.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	14.3910	14.3910	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%							15.00	0.000
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Oil	11.0027	11.0027	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf							Gas	11.0027	11.0027	30.00	0.000
Gas Shrinkage	0.0	0.0%											LOCATION: WM HILL ABS-113
Oil Severance	0.0	0.0%
Gas Severance	0.0	0.0%
NGL Severance	0.0	0.0%
Ad Valorem	0.0		%
										2 Months in first year			0.000 Year Life (11/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 2	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 9

Cawley, Gillespie & Associates, Inc.

Figure 10

ENERGY & EXPLORATION PAR -- MCVEY UNIT A 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	20.66 Year Life (07/2034) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	910.	33.9	1.15	6.0	104.	Initial	Final	Oil - mbbls	55.8	64.7	120.5	77.197 NI	49.947	4,770.892	237.954	2,077.529	2,582.493	1,762.800
Gas - mcf/mo	1,647.	26.7	1.49	5.3	299.	1,810.	2,870.	Gas - mmcf	55.9	151.5	207.4	100.000 WI	83.720	246.570	119.488	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

TIME (years)

LOCATION: SEC: BLK: SRV:
Reservoir : WOODBINE

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 10/2011 First Data 10/2011 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 423133087100

Cawley, Gillespie & Associates, Inc.

MCVEY UNIT A 2H
SEC: BLK: SRV:L
TX 03 OIL 142,030,025735

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 9

Table 10

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — MCVEY UNIT A 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	1.8	3.3	0.0	1.383	1.799	0.000	95.520	2.945	0.000
12-2014	8.8	16.8	0.0	6.811	9.292	0.000	95.520	2.945	0.000
12-2015	6.7	13.7	0.0	5.188	7.558	0.000	95.520	2.945	0.000
12-2016	5.5	11.7	0.0	4.220	6.455	0.000	95.520	2.945	0.000
12-2017	4.6	10.3	0.0	3.573	5.680	0.000	95.520	2.945	0.000

12-2018	4.0	9.2	0.0	3.107	5.100	0.000	95.520	2.945	0.000
12-2019	3.6	8.4	0.0	2.755	4.648	0.000	95.520	2.945	0.000
12-2020	3.2	7.7	0.0	2.479	4.282	0.000	95.520	2.945	0.000
12-2021	2.9	7.2	0.0	2.257	3.980	0.000	95.520	2.945	0.000
12-2022	2.7	6.7	0.0	2.073	3.726	0.000	95.520	2.945	0.000

12-2023	2.5	6.3	0.0	1.919	3.508	0.000	95.520	2.945	0.000
12-2024	2.3	6.0	0.0	1.787	3.319	0.000	95.520	2.945	0.000
12-2025	2.2	5.7	0.0	1.674	3.153	0.000	95.520	2.945	0.000
12-2026	2.0	5.4	0.0	1.573	3.002	0.000	95.520	2.945	0.000
12-2027	1.9	5.2	0.0	1.478	2.857	0.000	95.520	2.945	0.000

S Tot	54.8	123.7	0.0	42.277	68.358	0.000	95.520	2.945	0.000
After	9.9	27.8	0.0	7.670	15.362	0.000	95.520	2.945	0.000
Total	64.7	151.5	0.0	49.947	83.720	0.000	95.520	2.945	0.000

Cum	55.8	55.9
Ult	120.5	207.4

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	132.078	5.298	0.000	0.000	137.376	6.076	0.397	0.000	130.903
12-2014	650.632	27.368	0.000	0.000	678.000	29.929	2.053	0.000	646.019
12-2015	495.523	22.260	0.000	0.000	517.783	22.794	1.670	0.000	493.320
12-2016	403.078	19.011	0.000	0.000	422.089	18.542	1.426	0.000	402.122
12-2017	341.253	16.728	0.000	0.000	357.981	15.698	1.255	0.000	341.029

12-2018	296.795	15.021	0.000	0.000	311.816	13.653	1.127	0.000	297.037
12-2019	263.184	13.688	0.000	0.000	276.872	12.106	1.027	0.000	263.739
12-2020	236.823	12.612	0.000	0.000	249.436	10.894	0.946	0.000	237.596
12-2021	215.558	11.723	0.000	0.000	227.281	9.916	0.879	0.000	216.486
12-2022	198.017	10.973	0.000	0.000	208.990	9.109	0.823	0.000	199.058

12-2023	183.284	10.331	0.000	0.000	193.615	8.431	0.775	0.000	184.409
12-2024	170.723	9.774	0.000	0.000	180.497	7.853	0.733	0.000	171.911
12-2025	159.878	9.285	0.000	0.000	169.163	7.354	0.696	0.000	161.112
12-2026	150.229	8.841	0.000	0.000	159.070	6.911	0.663	0.000	151.497
12-2027	141.216	8.413	0.000	0.000	149.629	6.496	0.631	0.000	142.502

S Tot	4,038.271	201.327	0.000	0.000	4,239.598	185.760	15.100	0.000	4,038.738
After	732.621	45.244	0.000	0.000	777.865	33.701	3.393	0.000	740.771
Total	4,770.892	246.570	0.000	0.000	5,017.462	219.461	18.493	0.000	4,779.509

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	3.273	1.0	1.00	23.838	0.000	0.000	27.110	103.792	103.792	102.980
12-2014	16.150	1.0	1.00	132.292	0.000	0.000	148.443	497.576	601.368	571.448
12-2015	12.333	1.0	1.00	120.541	0.000	0.000	132.874	360.446	961.814	879.754
12-2016	10.053	1.0	1.00	113.529	0.000	0.000	123.582	278.540	1,240.354	1,096.262
12-2017	8.526	1.0	1.00	108.835	0.000	0.000	117.361	223.668	1,464.022	1,254.275

12-2018	7.426	1.0	1.00	105.459	0.000	0.000	112.885	184.152	1,648.175	1,372.527
12-2019	6.593	1.0	1.00	102.906	0.000	0.000	109.500	154.240	1,802.414	1,462.556
12-2020	5.940	1.0	1.00	100.905	0.000	0.000	106.845	130.751	1,933.166	1,531.932
12-2021	5.412	1.0	1.00	99.292	0.000	0.000	104.704	111.782	2,044.948	1,585.847
12-2022	4.976	1.0	1.00	97.962	0.000	0.000	102.939	96.119	2,141.067	1,627.993

12-2023	4.610	1.0	1.00	96.847	0.000	0.000	101.458	82.951	2,224.019	1,661.057
12-2024	4.298	1.0	1.00	95.899	0.000	0.000	100.196	71.714	2,295.733	1,687.043
12-2025	4.028	1.0	1.00	95.081	0.000	0.000	99.109	62.003	2,357.736	1,707.468
12-2026	3.787	1.0	1.00	94.359	0.000	0.000	98.146	53.350	2,411.087	1,723.446
12-2027	3.563	1.0	1.00	93.696	0.000	0.000	97.259	45.243	2,456.330	1,735.766

S Tot	100.968			1,481.440	0.000	0.000	1,582.408	2,456.330	2,456.330	1,735.766
After	18.519			596.089	0.000	0.000	614.608	126.163	2,582.492	1,762.800
Total	119.488			2,077.529	0.000	0.000	2,197.017	2,582.493	2,582.492	1,762.800

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	2,087.631
Oil Rate	910.	103.	bbls/mo	33.9%	1.15	6.0%	7,156.	7,156.	$/w/mo	Expense	100.0000	100.0000	10.00	1,762.800
Gas Rate	1,647.	298.	Mcf/mo	26.7%	1.49	5.3%							15.00	1,535.844
GOR	1,810.	2,870.	scf/bbl							Revenue			20.00	1,369.093
NGL Rate	0.	0.	bbls/mo							Oil	77.1973	77.1973	25.00	1,241.544
NGL Yield	0.0	0.0	bbl/MMcf							Gas	77.1973	77.1973	30.00	1,140.776
Gas Shrinkage	28.4	28.4%											LOCATION: SEC: BLK: SRV:
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			20.667 Year Life (07/2034)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 9	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 10

Cawley, Gillespie & Associates, Inc.

Figure 11

ENERGY & EXPLORATION -- PONDEROSA 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	2,345.	70.1	1.25	7.0	120.	Initial	Final
Gas - mcf/mo	3,514.	63.4	1.53	6.5	299.	1,490.	2,480.

	10/2013 Cumulatives	21.00 Year Life (11/2034) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	7.4	97.0	104.4	75.143 NI	72.879	6,961.433	373.098	2,718.940	4,392.021	3,130.107
Gas - mmcf	10.2	192.4	202.5	100.000 WI	144.547	704.959	182.332	0.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
TIME (years)

PROPNUM: OA7K4O7B56
Reservoir : WOODBINE

◆ ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 09/2013 First Data 08/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231331008

PONDEROSA 1H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 46*

Cawley, Gillespie & Associates, Inc.

Table 11

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION — PONDEROSA 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	4.5	6.8	0.0	3.373	5.091	0.000	95.520	4.877	0.000
12-2014	17.5	28.5	0.0	13.184	21.388	0.000	95.520	4.877	0.000
12-2015	10.9	19.3	0.0	8.213	14.523	0.000	95.520	4.877	0.000
12-2016	8.2	15.2	0.0	6.137	11.452	0.000	95.520	4.877	0.000
12-2017	6.6	12.8	0.0	4.963	9.637	0.000	95.520	4.877	0.000

12-2018	5.6	11.2	0.0	4.198	8.415	0.000	95.520	4.877	0.000
12-2019	4.9	10.0	0.0	3.657	7.524	0.000	95.520	4.877	0.000
12-2020	4.3	9.1	0.0	3.251	6.842	0.000	95.520	4.877	0.000
12-2021	3.9	8.4	0.0	2.934	6.299	0.000	95.520	4.877	0.000
12-2022	3.6	7.8	0.0	2.679	5.854	0.000	95.520	4.877	0.000

12-2023	3.3	7.3	0.0	2.469	5.482	0.000	95.520	4.877	0.000
12-2024	3.0	6.9	0.0	2.292	5.163	0.000	95.520	4.877	0.000
12-2025	2.8	6.5	0.0	2.131	4.866	0.000	95.520	4.877	0.000
12-2026	2.6	6.1	0.0	1.982	4.581	0.000	95.520	4.877	0.000
12-2027	2.5	5.7	0.0	1.843	4.308	0.000	95.520	4.877	0.000

S Tot	84.2	161.6	0.0	63.305	121.424	0.000	95.520	4.877	0.000
After	12.7	30.8	0.0	9.575	23.123	0.000	95.520	4.877	0.000
Total	97.0	192.4	0.0	72.879	144.547	0.000	95.520	4.877	0.000

Cum	7.4	10.2
Ult	104.4	202.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	322.200	24.831	0.000	0.000	347.031	14.821	1.862	0.000	330.347
12-2014	1,259.312	104.310	0.000	0.000	1,363.622	57.928	7.823	0.000	1,297.870
12-2015	784.527	70.828	0.000	0.000	855.355	36.088	5.312	0.000	813.955
12-2016	586.186	55.850	0.000	0.000	642.036	26.965	4.189	0.000	610.882
12-2017	474.063	46.999	0.000	0.000	521.062	21.807	3.525	0.000	495.730

12-2018	401.027	41.038	0.000	0.000	442.064	18.447	3.078	0.000	420.539
12-2019	349.275	36.697	0.000	0.000	385.972	16.067	2.752	0.000	367.153
12-2020	310.488	33.368	0.000	0.000	343.856	14.282	2.503	0.000	327.071
12-2021	280.223	30.719	0.000	0.000	310.943	12.890	2.304	0.000	295.748
12-2022	255.882	28.551	0.000	0.000	284.433	11.771	2.141	0.000	270.521

12-2023	235.837	26.737	0.000	0.000	262.574	10.848	2.005	0.000	249.720
12-2024	218.893	25.179	0.000	0.000	244.072	10.069	1.888	0.000	232.115
12-2025	203.569	23.730	0.000	0.000	227.299	9.364	1.780	0.000	216.155
12-2026	189.319	22.340	0.000	0.000	211.659	8.709	1.675	0.000	201.275
12-2027	176.067	21.010	0.000	0.000	197.077	8.099	1.576	0.000	187.402

S Tot	6,046.869	592.187	0.000	0.000	6,639.055	278.156	44.414	0.000	6,316.485
After	914.564	112.772	0.000	0.000	1,027.336	42.070	8.458	0.000	976.808
Total	6,961.433	704.959	0.000	0.000	7,666.392	320.226	52.872	0.000	7,293.294

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	8.259	1.0	1.00	47.289	0.000	0.000	55.547	274.800	274.800	272.679
12-2014	32.447	1.0	1.00	219.017	0.000	0.000	251.464	1,046.406	1,321.206	1,260.266
12-2015	20.349	1.0	1.00	173.294	0.000	0.000	193.643	620.312	1,941.519	1,791.322
12-2016	15.272	1.0	1.00	154.112	0.000	0.000	169.384	441.498	2,383.017	2,134.646
12-2017	12.393	1.0	1.00	143.232	0.000	0.000	155.626	340.105	2,723.122	2,374.973

12-2018	10.513	1.0	1.00	136.126	0.000	0.000	146.640	273.900	2,997.021	2,550.876
12-2019	9.179	1.0	1.00	131.081	0.000	0.000	140.260	226.894	3,223.915	2,683.321
12-2020	8.177	1.0	1.00	127.294	0.000	0.000	135.471	191.601	3,415.515	2,784.983
12-2021	7.394	1.0	1.00	124.336	0.000	0.000	131.730	164.018	3,579.533	2,864.092
12-2022	6.763	1.0	1.00	121.956	0.000	0.000	128.719	141.802	3,721.335	2,926.264

12-2023	6.243	1.0	1.00	119.996	0.000	0.000	126.239	123.481	3,844.816	2,975.479
12-2024	5.803	1.0	1.00	118.344	0.000	0.000	124.146	107.968	3,952.784	3,014.598
12-2025	5.404	1.0	1.00	116.872	0.000	0.000	122.276	93.879	4,046.663	3,045.524
12-2026	5.032	1.0	1.00	115.533	0.000	0.000	120.565	80.710	4,127.373	3,069.696
12-2027	4.685	1.0	1.00	114.315	0.000	0.000	119.000	68.403	4,195.776	3,088.323

S Tot	157.912			1,962.797	0.000	0.000	2,120.709	4,195.776	4,195.776	3,088.323
After	24.420			756.143	0.000	0.000	780.563	196.245	4,392.021	3,130.107
Total	182.332			2,718.940	0.000	0.000	2,901.272	4,392.021	4,392.021	3,130.107

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	3,631.892
Oil Rate	2,344.	120.	bbls/mo	70.2%	1.25	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	3,130.107
Gas Rate	3,513.	298.	Mcf/mo	63.4%	1.53	6.5%				Revenue			15.00	2,776.896
GOR	1,490.	2,480.	scf/bbl							Oil	75.1434	75.1434	20.00	2,515.173
NGL Rate	0.	0.	bbls/mo							Gas	75.1434	75.1434	25.00	2,313.175
NGL Yield	0.0	0.0	bbl/MMcf										30.00	2,152.135
Gas Shrinkage	0.0	0.0%											PROPNUM: OA7K4O7B56
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			21.000 Year Life (11/2034)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 46	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 11

Cawley, Gillespie & Associates, Inc.

Figure 12

ENERGY & EXPLORATION PAR -- RASCO, G. D. 1 1

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0

	10/2013 Cumulatives	0.0 Year Life (11/2013) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	20.9	0.0	20.9	66.421	NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mmcf	655.5	0.0	655.5	100.000	WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
NON-COMMERCIAL
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

◆ ⊗ ❄ -- Annual Averages Perfs: 8034 - 8052 Status:
First Production 07/1981 First Data 07/1981 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 42313303260000

RASCO, G. D. 1 1
SEC: BLK: SRV:H
TX 03 GAS 242,030,095037

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 3

Cawley, Gillespie & Associates, Inc.

Table 12

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. 1

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	20.9	655.5
Ult	20.9	655.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%				Revenue			15.00	0.000
NGL Rate	0.	0.	bbls/mo							Oil	66.4216	66.4216	20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Gas	66.4216	66.4216	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf										30.00	0.000
Gas Shrinkage	0.0	0.0%											LOCATION: SEC: BLK: SRV:H
Oil Severance	0.0	0.0%
Gas Severance	0.0	0.0%
NGL Severance	0.0	0.0%
Ad Valorem	0.0		%
										2 Months in first year			0.000 Year Life (11/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 3	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 12

Cawley, Gillespie & Associates, Inc.

Figure 13

ENERGY & EXPLORATION PAR -- RASCO, G. D. & ANNIE 2 2

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP | As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.		
Gas - mcf/mo	361.	11.0	0.00	11.0	358.	0.0	0.0

	10/2013 Cumulatives	0.16 Year Life (01/2014) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	11.6	0.0	11.6	81.904 NI	0.000	0.000	0.126	1.488	0.021	0.021
Gas - mmcf	837.7	0.7	838.5	100.000 WI	0.574	1.674	0.039	0.000		

GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
Wellcount •••
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

◆ ⊗ ❄ -- Annual Averages Perfs: 8058 - 8066 Status:
First Production 08/1988 First Data 08/1988 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 423133066000

RASCO, G. D. & ANNIE 2 2
SEC: BLK: SRV:H
TX 03 GAS 242,030,128000

KJM G:\CGA3343\Ariesw \pdp.out
(DEFAULT) *ASN 4*

Cawley, Gillespie & Associates, Inc.

Table 13

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 2

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.7	0.0	0.000	0.574	0.000	0.000	2.916	0.000
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.7	0.0	0.000	0.574	0.000	0.000	2.916	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.7	0.0	0.000	0.574	0.000	0.000	2.916	0.000

Cum	11.6	837.7
Ult	11.6	838.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	1.674	0.000	0.000	1.674	0.000	0.126	0.000	1.548
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	1.674	0.000	0.000	1.674	0.000	0.126	0.000	1.548
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	1.674	0.000	0.000	1.674	0.000	0.126	0.000	1.548

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.039	1.0	1.00	1.488	0.000	0.000	1.527	0.021	0.021	0.021
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.039			1.488	0.000	0.000	1.527	0.021	0.021	0.021
After	0.000			0.000	0.000	0.000	0.000	0.000	0.021	0.021
Total	0.039			1.488	0.000	0.000	1.527	0.021	0.021	0.021

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.021
Gas Rate	361.	357.	Mcf/mo	11.0%	0.00	11.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	0.021
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%	744.	744.	$/mo	Revenue			15.00	0.021
NGL Rate	0.	0.	bbls/mo							Oil	81.9042	81.9042	20.00	0.021
Cond Yield	0.0	0.0	bbl/MMcf							Gas	81.9042	81.9042	25.00	0.021
NGL Yield	0.0	0.0	bbl/MMcf										30.00	0.021
Gas Shrinkage	2.5	2.5%											LOCATION: SEC: BLK: SRV:H
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			0.167 Year Life (01/2014)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 4	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 13

Cawley, Gillespie & Associates, Inc.

Figure 14

ENERGY & EXPLORATION PAR -- RASCO, G. D. & ANNIE 3 3

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf	
Oil - bbls/mo	19.	11.4	0.03	9.1	0.	Initial	Final
Gas - mcf/mo	2,095.	5.5	0.00	5.5	330.	9.2	1.1

	10/2013 Cumulatives	32.75 Year Life (08/2046) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	11.2	1.9	13.1	81.904	NI	1.539	146.964	73.236	286.497	649.580	340.839
Gas - mmcf	755.1	375.6	1,130.7	100.000	WI	303.961	886.352	24.002	0.000		

GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
Wellcount
10,000.
100.
100.
1,000.
10.
10.
100.
1.
1.
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

◆ ⊗ ✻ -- Annual Averages Perfs: 8077 - 8106 Status:
First Production 08/1997 First Data 09/1997 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 423133074200

Cawley, Gillespie & Associates, Inc.

RASCO, G. D. & ANNIE 3 3
SEC: BLK: SRV:H
TX 03 GAS 242,030,165234

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 5*

Table 14

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 3

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	4.2	0.0	0.031	3.383	0.000	95.520	2.916	0.000
12-2014	0.2	24.3	0.0	0.175	19.641	0.000	95.520	2.916	0.000
12-2015	0.2	22.9	0.0	0.155	18.561	0.000	95.520	2.916	0.000
12-2016	0.2	21.7	0.0	0.138	17.540	0.000	95.520	2.916	0.000
12-2017	0.1	20.5	0.0	0.122	16.575	0.000	95.520	2.916	0.000

12-2018	0.1	19.4	0.0	0.108	15.664	0.000	95.520	2.916	0.000
12-2019	0.1	18.3	0.0	0.096	14.802	0.000	95.520	2.916	0.000
12-2020	0.1	17.3	0.0	0.085	13.988	0.000	95.520	2.916	0.000
12-2021	0.1	16.3	0.0	0.075	13.219	0.000	95.520	2.916	0.000
12-2022	0.1	15.4	0.0	0.067	12.492	0.000	95.520	2.916	0.000

12-2023	0.1	14.6	0.0	0.059	11.805	0.000	95.520	2.916	0.000
12-2024	0.1	13.8	0.0	0.052	11.155	0.000	95.520	2.916	0.000
12-2025	0.1	13.0	0.0	0.046	10.542	0.000	95.520	2.916	0.000
12-2026	0.1	12.3	0.0	0.041	9.962	0.000	95.520	2.916	0.000
12-2027	0.0	11.6	0.0	0.036	9.414	0.000	95.520	2.916	0.000

S Tot	1.6	245.6	0.0	1.286	198.742	0.000	95.520	2.916	0.000
After	0.3	130.0	0.0	0.252	105.220	0.000	95.520	2.916	0.000
Total	1.9	375.6	0.0	1.539	303.961	0.000	95.520	2.916	0.000

Cum	11.2	755.1
Ult	13.1	1,130.7

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	2.993	9.865	0.000	0.000	12.858	0.138	0.740	0.000	11.980
12-2014	16.743	57.273	0.000	0.000	74.017	0.770	4.295	0.000	68.951
12-2015	14.834	54.123	0.000	0.000	68.957	0.682	4.059	0.000	64.215
12-2016	13.142	51.146	0.000	0.000	64.288	0.605	3.836	0.000	59.848
12-2017	11.643	48.333	0.000	0.000	59.977	0.536	3.625	0.000	55.816

12-2018	10.315	45.675	0.000	0.000	55.990	0.475	3.426	0.000	52.090
12-2019	9.139	43.163	0.000	0.000	52.302	0.420	3.237	0.000	48.644
12-2020	8.097	40.789	0.000	0.000	48.886	0.372	3.059	0.000	45.454
12-2021	7.173	38.546	0.000	0.000	45.719	0.330	2.891	0.000	42.498
12-2022	6.355	36.426	0.000	0.000	42.781	0.292	2.732	0.000	39.756

12-2023	5.630	34.422	0.000	0.000	40.053	0.259	2.582	0.000	37.212
12-2024	4.988	32.529	0.000	0.000	37.517	0.229	2.440	0.000	34.848
12-2025	4.419	30.740	0.000	0.000	35.159	0.203	2.305	0.000	32.650
12-2026	3.915	29.049	0.000	0.000	32.964	0.180	2.179	0.000	30.606
12-2027	3.469	27.451	0.000	0.000	30.920	0.160	2.059	0.000	28.702

S Tot	122.856	579.531	0.000	0.000	702.387	5.651	43.465	0.000	653.271
After	24.107	306.821	0.000	0.000	330.928	1.109	23.012	0.000	306.808
Total	146.964	886.352	0.000	0.000	1,033.316	6.760	66.476	0.000	960.079

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.300	1.0	1.00	1.458	0.000	0.000	1.758	10.223	10.223	10.142
12-2014	1.724	1.0	1.00	8.748	0.000	0.000	10.472	58.479	68.702	65.077
12-2015	1.605	1.0	1.00	8.748	0.000	0.000	10.353	53.862	122.564	111.075
12-2016	1.496	1.0	1.00	8.748	0.000	0.000	10.244	49.604	172.167	149.586
12-2017	1.395	1.0	1.00	8.748	0.000	0.000	10.143	45.673	217.840	181.821

12-2018	1.302	1.0	1.00	8.748	0.000	0.000	10.050	42.040	259.880	208.795
12-2019	1.216	1.0	1.00	8.748	0.000	0.000	9.964	38.680	298.560	231.357
12-2020	1.136	1.0	1.00	8.748	0.000	0.000	9.884	35.570	334.130	250.218
12-2021	1.062	1.0	1.00	8.748	0.000	0.000	9.810	32.687	366.817	265.976
12-2022	0.994	1.0	1.00	8.748	0.000	0.000	9.742	30.015	396.832	279.130

12-2023	0.930	1.0	1.00	8.748	0.000	0.000	9.678	27.534	424.365	290.099
12-2024	0.871	1.0	1.00	8.748	0.000	0.000	9.619	25.229	449.594	299.237
12-2025	0.816	1.0	1.00	8.748	0.000	0.000	9.564	23.086	472.680	306.839
12-2026	0.765	1.0	1.00	8.748	0.000	0.000	9.513	21.093	493.773	313.153
12-2027	0.718	1.0	1.00	8.748	0.000	0.000	9.466	19.236	513.009	318.388

S Tot	16.332			123.930	0.000	0.000	140.262	513.009	513.009	318.388
After	7.670			162.567	0.000	0.000	170.237	136.571	649.580	340.839
Total	24.002			286.497	0.000	0.000	310.499	649.580	649.580	340.839

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	448.794
Gas Rate	2,095.	330.	Mcf/mo	5.5%	0.00	5.5%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	340.839
Oil Rate	19.	0.	bbls/mo	11.4%	0.03	9.1%	729.	729.	$/mo	Revenue			15.00	275.445
NGL Rate	0.	0.	bbls/mo							Oil	81.9042	81.9042	20.00	232.155
Cond Yield	9.2	1.1	bbl/MMcf							Gas	81.9042	81.9042	25.00	201.549
NGL Yield	0.0	0.0	bbl/MMcf										30.00	178.812
Gas Shrinkage	1.2	1.2%											LOCATION: SEC: BLK: SRV:H
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			32.750 Year Life (08/2046)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 5	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 14

Cawley, Gillespie & Associates, Inc.

Figure 15

ENERGY & EXPLORATION PAR -- RASCO, G. D. 4 4

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf			10/2013 Cumulatives	8.08 Year Life (11/2021) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	3.	18.4	0.00	18.1	1.	Initial	Final	Oil - mbbls	1.5	0.1	1.6	77.550 NI	0.115	11.019	9.997	80.219	44.150	35.385
Gas - mcf/mo	824.	9.0	0.00	9.0	387.	3.8	1.5	Gas - mmcf	157.7	56.1	213.8	100.000 WI	43.394	126.536	3.189	0.000		

GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
Wellcount •••
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

◆ ⊗ ❄ -- Annual Averages Perfs: 8042 - 8065 Status:
First Production 09/2003 First Data 09/2003 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 423133077800

RASCO, G. D. 4 4
SEC: BLK: SRV:H
TX 03 GAS 242,030,197648

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN* 6

Cawley, Gillespie & Associates, Inc.

Table 15

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNER — RASCO, G. D. 4

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	1.6	0.0	0.005	1.269	0.000	95.520	2.916	0.000
12-2014	0.0	9.3	0.0	0.026	7.207	0.000	95.520	2.916	0.000
12-2015	0.0	8.5	0.0	0.021	6.559	0.000	95.520	2.916	0.000
12-2016	0.0	7.7	0.0	0.017	5.968	0.000	95.520	2.916	0.000
12-2017	0.0	7.0	0.0	0.014	5.431	0.000	95.520	2.916	0.000

12-2018	0.0	6.4	0.0	0.011	4.942	0.000	95.520	2.916	0.000
12-2019	0.0	5.8	0.0	0.009	4.498	0.000	95.520	2.916	0.000
12-2020	0.0	5.3	0.0	0.007	4.093	0.000	95.520	2.916	0.000
12-2021	0.0	4.4	0.0	0.006	3.427	0.000	95.520	2.916	0.000
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.1	56.1	0.0	0.115	43.394	0.000	95.520	2.916	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.1	56.1	0.0	0.115	43.394	0.000	95.520	2.916	0.000

Cum	1.5	157.7
Ult	1.6	213.8

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.461	3.699	0.000	0.000	4.160	0.021	0.277	0.000	3.862
12-2014	2.454	21.016	0.000	0.000	23.470	0.113	1.576	0.000	21.781
12-2015	1.994	19.125	0.000	0.000	21.118	0.092	1.434	0.000	19.592
12-2016	1.620	17.404	0.000	0.000	19.023	0.075	1.305	0.000	17.644
12-2017	1.316	15.837	0.000	0.000	17.153	0.061	1.188	0.000	15.905

12-2018	1.069	14.412	0.000	0.000	15.481	0.049	1.081	0.000	14.351
12-2019	0.869	13.115	0.000	0.000	13.984	0.040	0.984	0.000	12.960
12-2020	0.706	11.934	0.000	0.000	12.641	0.032	0.895	0.000	11.713
12-2021	0.530	9.994	0.000	0.000	10.524	0.024	0.750	0.000	9.750
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	11.019	126.536	0.000	0.000	137.555	0.507	9.490	0.000	127.558
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	11.019	126.536	0.000	0.000	137.555	0.507	9.490	0.000	127.558

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.097	1.0	1.00	1.654	0.000	0.000	1.751	2.111	2.111	2.094
12-2014	0.545	1.0	1.00	9.924	0.000	0.000	10.469	11.312	13.423	12.731
12-2015	0.490	1.0	1.00	9.924	0.000	0.000	10.414	9.179	22.602	20.578
12-2016	0.441	1.0	1.00	9.924	0.000	0.000	10.365	7.279	29.881	26.236
12-2017	0.398	1.0	1.00	9.924	0.000	0.000	10.322	5.583	35.464	30.183

12-2018	0.359	1.0	1.00	9.924	0.000	0.000	10.283	4.068	39.533	32.799
12-2019	0.324	1.0	1.00	9.924	0.000	0.000	10.248	2.712	42.245	34.386
12-2020	0.293	1.0	1.00	9.924	0.000	0.000	10.217	1.496	43.741	35.184
12-2021	0.244	1.0	1.00	9.097	0.000	0.000	9.341	0.410	44.150	35.385
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	3.189			80.219	0.000	0.000	83.408	44.150	44.150	35.385
After	0.000			0.000	0.000	0.000	0.000	0.000	44.150	35.385
Total	3.189			80.219	0.000	0.000	83.408	44.150	44.150	35.385

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	39.280
Gas Rate	823.	387.	Mcf/mo	9.0%	0.00	9.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	35.385
Oil Rate	3.	0.	bbls/mo	18.5%	0.00	18.1%	827.	827.	$/mo	Revenue			15.00	32.216
NGL Rate	0.	0.	bbls/mo							Oil	77.5500	77.5500	20.00	29.600
Cond Yield	3.8	1.5	bbl/MMcf							Gas	77.5500	77.5500	25.00	27.410
NGL Yield	0.0	0.0	bbl/MMcf										30.00	25.555
Gas Shrinkage	0.3	0.3%											LOCATION: SEC: BLK: SRV:H
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			8.083 Year Life (11/2021)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 6	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 15

Cawley, Gillespie & Associates, Inc.

Figure 16

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013					GOR - scf/bbl			10/2013	16.00 Year Life (11/2029)								
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}				Cumulatives	Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	2,386.	58.2	1.25	7.0	221.	Initial	Final	Oil - mbbls	28.8	107.1	135.9	11.538 NI	12.361	1,180.733	57.988	510.654	631.785	476.136
Gas - mcf/mo	1,136.	37.1	1.98	5.6	256.	476.	1,150.	Gas - mmcf	28.1	87.1	115.2	15.000 WI	10.044	48.987	29.293	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

LOCATION: HOTCHKISS A-17
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/2013 First Data 03/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231330960

Cawley, Gillespie & Associates, Inc.

SAMANTHA RIZZO OIL & GAS LTD 2H
HOTCHKISS A-17
TX 03 OIL 142,030,P61514

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 31*

Table 16

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	4.6	2.2	0.0	0.533	0.257	0.000	95.520	4.877	0.000
12-2014	19.6	11.0	0.0	2.267	1.272	0.000	95.520	4.877	0.000
12-2015	13.1	8.7	0.0	1.509	1.005	0.000	95.520	4.877	0.000
12-2016	10.0	7.4	0.0	1.156	0.856	0.000	95.520	4.877	0.000
12-2017	8.2	6.6	0.0	0.948	0.757	0.000	95.520	4.877	0.000

12-2018	7.0	5.9	0.0	0.809	0.686	0.000	95.520	4.877	0.000
12-2019	6.1	5.5	0.0	0.708	0.631	0.000	95.520	4.877	0.000
12-2020	5.5	5.1	0.0	0.633	0.587	0.000	95.520	4.877	0.000
12-2021	5.0	4.8	0.0	0.573	0.550	0.000	95.520	4.877	0.000
12-2022	4.5	4.5	0.0	0.524	0.520	0.000	95.520	4.877	0.000

12-2023	4.2	4.3	0.0	0.484	0.494	0.000	95.520	4.877	0.000
12-2024	3.9	4.1	0.0	0.450	0.471	0.000	95.520	4.877	0.000
12-2025	3.6	3.9	0.0	0.418	0.448	0.000	95.520	4.877	0.000
12-2026	3.4	3.7	0.0	0.389	0.425	0.000	95.520	4.877	0.000
12-2027	3.1	3.5	0.0	0.362	0.403	0.000	95.520	4.877	0.000

S Tot	101.9	81.1	0.0	11.762	9.362	0.000	95.520	4.877	0.000
After	5.2	5.9	0.0	0.599	0.683	0.000	95.520	4.877	0.000
Total	107.1	87.1	0.0	12.361	10.044	0.000	95.520	4.877	0.000

Cum	28.8	28.1
Ult	135.9	115.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	50.891	1.255	0.000	0.000	52.147	2.341	0.094	0.000	49.711
12-2014	216.500	6.203	0.000	0.000	222.702	9.959	0.465	0.000	212.278
12-2015	144.097	4.902	0.000	0.000	148.999	6.628	0.368	0.000	142.003
12-2016	110.438	4.175	0.000	0.000	114.613	5.080	0.313	0.000	109.220
12-2017	90.540	3.694	0.000	0.000	94.234	4.165	0.277	0.000	89.792

12-2018	77.248	3.345	0.000	0.000	80.592	3.553	0.251	0.000	76.788
12-2019	67.675	3.076	0.000	0.000	70.751	3.113	0.231	0.000	67.407
12-2020	60.417	2.861	0.000	0.000	63.278	2.779	0.215	0.000	60.284
12-2021	54.705	2.685	0.000	0.000	57.390	2.516	0.201	0.000	54.672
12-2022	50.082	2.536	0.000	0.000	52.617	2.304	0.190	0.000	50.124

12-2023	46.254	2.408	0.000	0.000	48.662	2.128	0.181	0.000	46.354
12-2024	42.975	2.295	0.000	0.000	45.269	1.977	0.172	0.000	43.120
12-2025	39.966	2.183	0.000	0.000	42.150	1.838	0.164	0.000	40.148
12-2026	37.169	2.073	0.000	0.000	39.242	1.710	0.155	0.000	37.377
12-2027	34.567	1.965	0.000	0.000	36.532	1.590	0.147	0.000	34.795

S Tot	1,123.522	45.657	0.000	0.000	1,169.179	51.682	3.424	0.000	1,114.073
After	57.211	3.330	0.000	0.000	60.541	2.632	0.250	0.000	57.660
Total	1,180.733	48.987	0.000	0.000	1,229.720	54.314	3.674	0.000	1,171.732

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	1.243	1.0	0.15	8.095	0.000	0.000	9.338	40.374	40.374	40.061
12-2014	5.307	1.0	0.15	42.204	0.000	0.000	47.511	164.767	205.141	195.469
12-2015	3.550	1.0	0.15	37.002	0.000	0.000	40.552	101.451	306.592	282.318
12-2016	2.730	1.0	0.15	34.573	0.000	0.000	37.303	71.916	378.509	338.248
12-2017	2.245	1.0	0.15	33.133	0.000	0.000	35.377	54.415	432.923	376.706

12-2018	1.920	1.0	0.15	32.168	0.000	0.000	34.088	42.700	475.623	404.135
12-2019	1.685	1.0	0.15	31.472	0.000	0.000	33.157	34.250	509.873	424.133
12-2020	1.507	1.0	0.15	30.944	0.000	0.000	32.451	27.833	537.706	438.906
12-2021	1.367	1.0	0.15	30.528	0.000	0.000	31.895	22.777	560.484	449.896
12-2022	1.253	1.0	0.15	30.191	0.000	0.000	31.445	18.679	579.162	458.090

12-2023	1.159	1.0	0.15	29.913	0.000	0.000	31.072	15.282	594.445	464.184
12-2024	1.078	1.0	0.15	29.676	0.000	0.000	30.754	12.367	606.812	468.668
12-2025	1.004	1.0	0.15	29.462	0.000	0.000	30.466	9.682	616.493	471.860
12-2026	0.934	1.0	0.15	29.269	0.000	0.000	30.203	7.174	623.667	474.012
12-2027	0.870	1.0	0.15	29.093	0.000	0.000	29.962	4.832	628.499	475.331

S Tot	27.852			457.722	0.000	0.000	485.573	628.499	628.499	475.331
After	1.441			52.932	0.000	0.000	54.373	3.286	631.785	476.136
Total	29.293			510.654	0.000	0.000	539.947	631.785	631.785	476.136

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	541.011
Oil Rate	2,385.	221.	bbls/mo	58.2%	1.25	7.0%	0.	0.	$/w/mo	Expense	15.0000	15.0000	10.00	476.136
Gas Rate	1,135.	255.	Mcf/mo	37.2%	1.98	5.6%	15,195.	15,195.	$/mo	Revenue			15.00	427.771
GOR	476.	1,150.	scf/bbl							Oil	11.5385	11.5385	20.00	390.427
NGL Rate	0.	0.	bbls/mo							Gas	11.5384	11.5384	25.00	360.741
NGL Yield	0.0	0.0	bbl/MMcf										30.00	336.565
Gas Shrinkage	0.0	0.0%											LOCATION: HOTCHKISS A-17
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			16.000 Year Life (11/2029)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 31	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 16

Cawley, Gillespie & Associates, Inc.

Figure 17

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			10/2013 Cumulatives	14.58 Year Life (05/2028) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	1,998.	52.9	1.25	7.0	228.	Initial	Final	Oil - mbbls	20.6	93.3	113.9	11.538	NI	10.768	1,028.584	49.334	469.347	511.667	391.276
Gas - mcf/mo	519.	19.4	0.92	5.1	175.	260.	770.	Gas - mmcf	26.1	47.8	74.0	15.000	WI	5.519	26.918	25.154	0.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount •••
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032

TIME (years)

LOCATION: HOTCHKISS A-17
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/2013 First Data 03/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231330963

SAMANTHA RIZZO OIL & GAS LTD 3H
HOTCHKISS A-17
TX 03 OIL 142,030,P61515

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 32*

Cawley, Gillespie & Associates, Inc.

Table 17

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	3.9	1.0	0.0	0.448	0.119	0.000	95.520	4.877	0.000
12-2014	17.1	5.5	0.0	1.973	0.637	0.000	95.520	4.877	0.000
12-2015	11.7	4.7	0.0	1.352	0.545	0.000	95.520	4.877	0.000
12-2016	9.1	4.2	0.0	1.050	0.483	0.000	95.520	4.877	0.000
12-2017	7.5	3.8	0.0	0.867	0.439	0.000	95.520	4.877	0.000

12-2018	6.4	3.5	0.0	0.743	0.405	0.000	95.520	4.877	0.000
12-2019	5.7	3.3	0.0	0.653	0.378	0.000	95.520	4.877	0.000
12-2020	5.1	3.1	0.0	0.584	0.355	0.000	95.520	4.877	0.000
12-2021	4.6	2.9	0.0	0.530	0.336	0.000	95.520	4.877	0.000
12-2022	4.2	2.8	0.0	0.486	0.320	0.000	95.520	4.877	0.000

12-2023	3.9	2.7	0.0	0.449	0.306	0.000	95.520	4.877	0.000
12-2024	3.6	2.5	0.0	0.417	0.293	0.000	95.520	4.877	0.000
12-2025	3.4	2.4	0.0	0.388	0.280	0.000	95.520	4.877	0.000
12-2026	3.1	2.3	0.0	0.361	0.267	0.000	95.520	4.877	0.000
12-2027	2.9	2.2	0.0	0.336	0.254	0.000	95.520	4.877	0.000

S Tot	92.2	47.0	0.0	10.635	5.417	0.000	95.520	4.877	0.000
After	1.2	0.9	0.0	0.133	0.102	0.000	95.520	4.877	0.000
Total	93.3	47.8	0.0	10.768	5.519	0.000	95.520	4.877	0.000

Cum	20.6	26.1
Ult	113.9	74.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	42.790	0.579	0.000	0.000	43.369	1.968	0.043	0.000	41.357
12-2014	188.421	3.109	0.000	0.000	191.530	8.667	0.233	0.000	182.630
12-2015	129.184	2.657	0.000	0.000	131.841	5.942	0.199	0.000	125.700
12-2016	100.262	2.357	0.000	0.000	102.619	4.612	0.177	0.000	97.830
12-2017	82.777	2.140	0.000	0.000	84.917	3.808	0.161	0.000	80.949

12-2018	70.943	1.974	0.000	0.000	72.917	3.263	0.148	0.000	69.505
12-2019	62.346	1.841	0.000	0.000	64.187	2.868	0.138	0.000	61.181
12-2020	55.788	1.732	0.000	0.000	57.520	2.566	0.130	0.000	54.824
12-2021	50.603	1.640	0.000	0.000	52.243	2.328	0.123	0.000	49.793
12-2022	46.391	1.561	0.000	0.000	47.952	2.134	0.117	0.000	45.701

12-2023	42.894	1.493	0.000	0.000	44.387	1.973	0.112	0.000	42.301
12-2024	39.868	1.430	0.000	0.000	41.298	1.834	0.107	0.000	39.357
12-2025	37.078	1.366	0.000	0.000	38.444	1.706	0.102	0.000	36.636
12-2026	34.482	1.302	0.000	0.000	35.784	1.586	0.098	0.000	34.100
12-2027	32.068	1.238	0.000	0.000	33.307	1.475	0.093	0.000	31.739

S Tot	1,015.894	26.420	0.000	0.000	1,042.315	46.731	1.982	0.000	993.602
After	12.690	0.497	0.000	0.000	13.187	0.584	0.037	0.000	12.566
Total	1,028.584	26.918	0.000	0.000	1,055.502	47.315	2.019	0.000	1,006.169

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	1.034	1.0	0.15	7.872	0.000	0.000	8.906	32.451	32.451	32.199
12-2014	4.566	1.0	0.15	41.735	0.000	0.000	46.301	136.329	168.780	160.748
12-2015	3.142	1.0	0.15	36.952	0.000	0.000	40.094	85.605	254.385	234.028
12-2016	2.446	1.0	0.15	34.607	0.000	0.000	37.052	60.778	315.163	281.296
12-2017	2.024	1.0	0.15	33.185	0.000	0.000	35.208	45.741	360.903	313.626

12-2018	1.738	1.0	0.15	32.220	0.000	0.000	33.957	35.548	396.451	336.462
12-2019	1.530	1.0	0.15	31.518	0.000	0.000	33.047	28.133	424.585	352.891
12-2020	1.371	1.0	0.15	30.982	0.000	0.000	32.353	22.471	447.055	364.820
12-2021	1.245	1.0	0.15	30.559	0.000	0.000	31.804	17.989	465.044	373.501
12-2022	1.143	1.0	0.15	30.215	0.000	0.000	31.358	14.344	479.388	379.795

12-2023	1.058	1.0	0.15	29.930	0.000	0.000	30.988	11.314	490.702	384.308
12-2024	0.984	1.0	0.15	29.686	0.000	0.000	30.669	8.687	499.389	387.459
12-2025	0.916	1.0	0.15	29.465	0.000	0.000	30.381	6.254	505.644	389.523
12-2026	0.853	1.0	0.15	29.266	0.000	0.000	30.119	3.982	509.625	390.720
12-2027	0.793	1.0	0.15	29.086	0.000	0.000	29.879	1.860	511.485	391.230

S Tot	24.840			457.277	0.000	0.000	482.117	511.485	511.485	391.230
After	0.314			12.070	0.000	0.000	12.384	0.182	511.667	391.276
Total	25.154			469.347	0.000	0.000	494.501	511.667	511.667	391.276

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	442.099
Oil Rate	1,997.	227.	bbls/mo	52.9%	1.25	7.0%	0.	0.	$/w/mo	Expense	15.0000	15.0000	10.00	391.276
Gas Rate	519.	175.	Mcf/mo	19.4%	0.92	5.1%	15,195.	15,195.	$/mo	Revenue			15.00	352.757
GOR	259.	770.	scf/bbl							Oil	11.5384	11.5384	20.00	322.647
NGL Rate	0.	0.	bbls/mo							Gas	11.5384	11.5384	25.00	298.490
NGL Yield	0.0	0.0	bbl/MMcf										30.00	278.682
Gas Shrinkage	0.0	0.0%											LOCATION: HOTCHKISS A-17
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			14.583 Year Life (05/2028)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 32	DEFAULT 10/30/2013	11:05:00
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 17

Cawley, Gillespie & Associates, Inc.

Figure 18

DECKER OPERATING -- SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	19.25 Year Life (02/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	2,484.	59.2	1.30	7.0	187.	984.	1,730.	Oil - mbbls	47.7	121.1	168.8	10.211 NI	12.363	1,180.902	60.458	450.011	722.207	516.113
Gas - mcf/mo	2,444.	50.2	1.71	6.3	326.			Gas - mmcf	54.3	164.3	218.6	13.365 WI	16.779	81.832	30.057	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

SHELDON UNIT 1H
SEC: BLK: SRV:D
TX 03 OIL 142,030,P55651

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2013 First Data 01/2013 Last Data 08/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 42313309500000

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) *ASN 30*

Table 18

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

DECKER OPERATING — SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	4.8	4.8	0.0	0.491	0.486	0.000	95.520	4.877	0.000
12-2014	20.4	21.8	0.0	2.080	2.227	0.000	95.520	4.877	0.000
12-2015	13.6	16.0	0.0	1.389	1.635	0.000	95.520	4.877	0.000
12-2016	10.5	13.1	0.0	1.070	1.340	0.000	95.520	4.877	0.000
12-2017	8.6	11.3	0.0	0.881	1.157	0.000	95.520	4.877	0.000

12-2018	7.4	10.1	0.0	0.755	1.029	0.000	95.520	4.877	0.000
12-2019	6.5	9.2	0.0	0.664	0.934	0.000	95.520	4.877	0.000
12-2020	5.8	8.4	0.0	0.595	0.860	0.000	95.520	4.877	0.000
12-2021	5.3	7.8	0.0	0.540	0.800	0.000	95.520	4.877	0.000
12-2022	4.9	7.3	0.0	0.496	0.750	0.000	95.520	4.877	0.000

12-2023	4.5	6.9	0.0	0.459	0.708	0.000	95.520	4.877	0.000
12-2024	4.2	6.6	0.0	0.427	0.670	0.000	95.520	4.877	0.000
12-2025	3.9	6.2	0.0	0.397	0.633	0.000	95.520	4.877	0.000
12-2026	3.6	5.9	0.0	0.369	0.598	0.000	95.520	4.877	0.000
12-2027	3.4	5.5	0.0	0.343	0.563	0.000	95.520	4.877	0.000

S Tot	107.3	141.0	0.0	10.955	14.394	0.000	95.520	4.877	0.000
After	13.8	23.4	0.0	1.407	2.386	0.000	95.520	4.877	0.000
Total	121.1	164.3	0.0	12.363	16.779	0.000	95.520	4.877	0.000

Cum	47.7	54.3
Ult	168.8	218.6

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	46.861	2.372	0.000	0.000	49.232	2.156	0.178	0.000	46.899
12-2014	198.724	10.862	0.000	0.000	209.586	9.141	0.815	0.000	199.630
12-2015	132.636	7.974	0.000	0.000	140.610	6.101	0.598	0.000	133.911
12-2016	102.161	6.537	0.000	0.000	108.698	4.699	0.490	0.000	103.508
12-2017	84.153	5.643	0.000	0.000	89.796	3.871	0.423	0.000	85.502

12-2018	72.106	5.021	0.000	0.000	77.127	3.317	0.377	0.000	73.434
12-2019	63.412	4.557	0.000	0.000	67.969	2.917	0.342	0.000	64.710
12-2020	56.806	4.195	0.000	0.000	61.001	2.613	0.315	0.000	58.073
12-2021	51.596	3.902	0.000	0.000	55.498	2.373	0.293	0.000	52.832
12-2022	47.369	3.660	0.000	0.000	51.029	2.179	0.274	0.000	48.575

12-2023	43.859	3.454	0.000	0.000	47.313	2.018	0.259	0.000	45.037
12-2024	40.779	3.269	0.000	0.000	44.048	1.876	0.245	0.000	41.927
12-2025	37.925	3.089	0.000	0.000	41.014	1.745	0.232	0.000	39.038
12-2026	35.270	2.915	0.000	0.000	38.186	1.622	0.219	0.000	36.345
12-2027	32.801	2.748	0.000	0.000	35.549	1.509	0.206	0.000	33.834

S Tot	1,046.458	70.198	0.000	0.000	1,116.656	48.137	5.265	0.000	1,063.254
After	134.443	11.634	0.000	0.000	146.078	6.184	0.873	0.000	139.021
Total	1,180.902	81.832	0.000	0.000	1,262.734	54.321	6.137	0.000	1,202.275

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	1.172	1.0	0.13	5.211	0.000	0.000	6.384	40.515	40.515	40.201
12-2014	4.991	1.0	0.13	28.193	0.000	0.000	33.184	166.446	206.961	197.171
12-2015	3.348	1.0	0.13	25.786	0.000	0.000	29.134	104.777	311.738	286.850
12-2016	2.588	1.0	0.13	24.708	0.000	0.000	27.296	76.212	387.951	346.109
12-2017	2.138	1.0	0.13	24.086	0.000	0.000	26.223	59.279	447.229	387.995

12-2018	1.836	1.0	0.13	23.676	0.000	0.000	25.512	47.921	495.151	418.771
12-2019	1.618	1.0	0.13	23.386	0.000	0.000	25.003	39.707	534.857	441.949
12-2020	1.452	1.0	0.13	23.168	0.000	0.000	24.620	33.453	568.311	459.699
12-2021	1.321	1.0	0.13	22.998	0.000	0.000	24.319	28.513	596.824	473.452
12-2022	1.214	1.0	0.13	22.862	0.000	0.000	24.076	24.499	621.322	484.194

12-2023	1.126	1.0	0.13	22.750	0.000	0.000	23.876	21.161	642.483	492.629
12-2024	1.048	1.0	0.13	22.654	0.000	0.000	23.702	18.225	660.708	499.233
12-2025	0.976	1.0	0.13	22.567	0.000	0.000	23.543	15.495	676.203	504.338
12-2026	0.909	1.0	0.13	22.488	0.000	0.000	23.397	12.948	689.151	508.217
12-2027	0.846	1.0	0.13	22.417	0.000	0.000	23.262	10.572	699.723	511.097

S Tot	26.581			336.950	0.000	0.000	363.531	699.723	699.723	511.097
After	3.476			113.061	0.000	0.000	116.536	22.484	722.207	516.113
Total	30.057			450.011	0.000	0.000	480.068	722.207	722.207	516.113

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	599.100
Oil Rate	2,484.	187.	bbls/mo	59.3%	1.30	7.0%	0.	0.	$/w/mo	Expense	13.3650	13.3650	10.00	516.113
Gas Rate	2,444.	325.	Mcf/mo	50.3%	1.71	6.3%	13,486.	13,486.	$/mo	Revenue			15.00	456.925
GOR	984.	1,730.	scf/bbl							Oil	10.2113	10.2113	20.00	412.725
NGL Rate	0.	0.	bbls/mo							Gas	10.2113	10.2113	25.00	378.468
NGL Yield	0.0	0.0	bbl/MMcf										30.00	351.103
Gas Shrinkage	0.0	0.0%											LOCATION: SEC: BLK: SRV:D
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			19.250 Year Life (02/2033)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 30	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 18

Cawley, Gillespie & Associates, Inc.

Figure 19

ENERGY & EXPLORATION -- SPOT BULLARD MCMAHAN 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	2,173.	79.5	1.20	6.0	148.	1,640.	2,010.
Gas - mcf/mo	3,575.	79.2	1.23	4.6	299.		

	10/2013 Cumulatives	13.75 Year Life (08/2027) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	10.4	64.4	74.8	77.272 NI	49.780	4,755.007	237.257	1,913.956	2,731.707	2,201.225
Gas - mmcf	16.5	113.0	129.5	100.000 WI	83.878	247.033	119.120	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA7KI6M17S
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 08/2013 First Data 07/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231330998

SPOT BULLARD MCMAHAN 1H
SEC: BLK: SRV:L
TX 03 OIL

KJM G:\CGA3343\Ariesw \pdp.out
(DEFAULT) *ASN 47*

Cawley, Gillespie & Associates, Inc.

Table 19

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION — SPOT BULLARD MCMAHAN 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	4.1	6.8	0.0	3.178	5.027	0.000	95.520	2.945	0.000
12-2014	14.7	24.5	0.0	11.398	18.172	0.000	95.520	2.945	0.000
12-2015	8.6	14.5	0.0	6.633	10.740	0.000	95.520	2.945	0.000
12-2016	6.2	10.7	0.0	4.817	7.917	0.000	95.520	2.945	0.000
12-2017	5.0	8.6	0.0	3.829	6.388	0.000	95.520	2.945	0.000

12-2018	4.1	7.3	0.0	3.200	5.420	0.000	95.520	2.945	0.000
12-2019	3.6	6.4	0.0	2.761	4.747	0.000	95.520	2.945	0.000
12-2020	3.2	5.7	0.0	2.436	4.252	0.000	95.520	2.945	0.000
12-2021	2.8	5.2	0.0	2.185	3.872	0.000	95.520	2.945	0.000
12-2022	2.6	4.8	0.0	1.985	3.570	0.000	95.520	2.945	0.000

12-2023	2.4	4.5	0.0	1.821	3.324	0.000	95.520	2.945	0.000
12-2024	2.2	4.2	0.0	1.684	3.121	0.000	95.520	2.945	0.000
12-2025	2.0	4.0	0.0	1.568	2.950	0.000	95.520	2.945	0.000
12-2026	1.9	3.8	0.0	1.469	2.804	0.000	95.520	2.945	0.000
12-2027	1.1	2.1	0.0	0.815	1.575	0.000	95.520	2.945	0.000

S Tot	64.4	113.0	0.0	49.780	83.878	0.000	95.520	2.945	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	64.4	113.0	0.0	49.780	83.878	0.000	95.520	2.945	0.000

Cum	10.4	16.5
Ult	74.8	129.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	303.531	14.804	0.000	0.000	318.336	13.962	1.110	0.000	303.263
12-2014	1,088.699	53.519	0.000	0.000	1,142.218	50.080	4.014	0.000	1,088.124
12-2015	633.612	31.630	0.000	0.000	665.242	29.146	2.372	0.000	633.724
12-2016	460.091	23.317	0.000	0.000	483.408	21.164	1.749	0.000	460.495
12-2017	365.716	18.815	0.000	0.000	384.531	16.823	1.411	0.000	366.297

12-2018	305.646	15.962	0.000	0.000	321.607	14.060	1.197	0.000	306.351
12-2019	263.756	13.982	0.000	0.000	277.738	12.133	1.049	0.000	264.556
12-2020	232.733	12.523	0.000	0.000	245.257	10.706	0.939	0.000	233.612
12-2021	208.756	11.402	0.000	0.000	220.158	9.603	0.855	0.000	209.701
12-2022	189.621	10.513	0.000	0.000	200.134	8.723	0.788	0.000	190.623

12-2023	173.966	9.791	0.000	0.000	183.756	8.002	0.734	0.000	175.019
12-2024	160.899	9.192	0.000	0.000	170.091	7.401	0.689	0.000	162.000
12-2025	149.815	8.687	0.000	0.000	158.502	6.891	0.652	0.000	150.959
12-2026	140.282	8.257	0.000	0.000	148.539	6.453	0.619	0.000	141.467
12-2027	77.882	4.639	0.000	0.000	82.521	3.583	0.348	0.000	78.591

S Tot	4,755.007	247.033	0.000	0.000	5,002.040	218.730	18.527	0.000	4,764.783
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	4,755.007	247.033	0.000	0.000	5,002.040	218.730	18.527	0.000	4,764.783

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	7.582	1.0	1.00	36.390	0.000	0.000	43.971	259.292	259.292	257.305
12-2014	27.203	1.0	1.00	177.427	0.000	0.000	204.630	883.494	1,142.786	1,092.157
12-2015	15.843	1.0	1.00	153.053	0.000	0.000	168.896	464.828	1,607.614	1,490.377
12-2016	11.512	1.0	1.00	144.215	0.000	0.000	155.727	304.768	1,912.382	1,727.517
12-2017	9.157	1.0	1.00	139.570	0.000	0.000	148.727	217.570	2,129.951	1,881.350

12-2018	7.659	1.0	1.00	136.692	0.000	0.000	144.351	162.000	2,291.951	1,985.456
12-2019	6.614	1.0	1.00	134.730	0.000	0.000	141.344	123.212	2,415.164	2,057.429
12-2020	5.840	1.0	1.00	133.306	0.000	0.000	139.147	94.465	2,509.629	2,107.593
12-2021	5.243	1.0	1.00	132.225	0.000	0.000	137.468	72.233	2,581.862	2,142.466
12-2022	4.766	1.0	1.00	131.376	0.000	0.000	136.142	54.481	2,636.343	2,166.381

12-2023	4.375	1.0	1.00	130.692	0.000	0.000	135.068	39.952	2,676.294	2,182.329
12-2024	4.050	1.0	1.00	130.129	0.000	0.000	134.179	27.821	2,704.116	2,192.430
12-2025	3.774	1.0	1.00	129.658	0.000	0.000	133.432	17.528	2,721.644	2,198.222
12-2026	3.537	1.0	1.00	129.257	0.000	0.000	132.794	8.673	2,730.317	2,200.836
12-2027	1.965	1.0	1.00	75.236	0.000	0.000	77.201	1.390	2,731.707	2,201.225

S Tot	119.120			1,913.956	0.000	0.000	2,033.076	2,731.707	2,731.707	2,201.225
After	0.000			0.000	0.000	0.000	0.000	0.000	2,731.707	2,201.225
Total	119.120			1,913.956	0.000	0.000	2,033.076	2,731.707	2,731.707	2,201.225

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	2,429.458
Oil Rate	2,173.	148.	bbls/mo	79.5%	1.20	6.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	2,201.225
Gas Rate	3,575.	299.	Mcf/mo	79.2%	1.23	4.6%				Revenue			15.00	2,023.283
GOR	1,640.	2,010.	scf/bbl							Oil	77.2724	77.2724	20.00	1,880.777
NGL Rate	0.	0.	bbls/mo							Gas	77.2724	77.2724	25.00	1,764.046
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,666.589
Gas Shrinkage	3.9	3.9%											PROPNUM: OA7KI6M17S
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			13.750 Year Life (08/2027)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 47	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 19

Cawley, Gillespie & Associates, Inc.

Figure 20

ENERGY & EXPLORATION PAR -- THEISS 1

HILLTOP RESORT (BOSSIER) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013					YIELD - bbls/mmcf			10/2013	0.0 Year Life (11/2013)		Current	NetOilProd.	OilRevenue	Prod. Tax	Expenses	FutureNet	CashFlow
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}				Cumulatives	Remaining Reserves	Ultimate Recovery	Interest %	NetGasSales mbbl/mmcf	GasRevenue M$	Adv.Tax M$	Investments M$	CashFlow M$	Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	0.1	0.0	0.1	80.340 NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	31.0	0.0	31.0	100.000 WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
NON-COMMERCIAL
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : BOSSIER

THEISS 1
SEC: BLK: SRV:S
TX 03 GAS 242,050,254136

♦ ⊗ ❄ -- Annual Averages Perfs: 17794 - 17848 Status:
First Production 01/2008 First Data 01/2008 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 42313308170000

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 7

Table 20

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — THEISS 1

HILLTOP RESORT (BOSSIER) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	0.1	31.0
Ult	0.1	31.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Revenue			15.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%				Oil	80.3405	80.3405	20.00	0.000
NGL Rate	0.	0.	bbls/mo							Gas	80.3405	80.3405	25.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf										30.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf										LOCATION: SEC: BLK: SRV:S
Gas Shrinkage	0.0	0.0%
Oil Severance	0.0	0.0%
Gas Severance	0.0	0.0%
NGL Severance	0.0	0.0%
Ad Valorem	0.0		%
										2 Months in first year			0.000 Year Life (11/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 7	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 20

Cawley, Gillespie & Associates, Inc.

Figure 21

ENERGY & EXPLORATION PAR -- THEISS A 1H

MADISONVILLE WEST (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013					GOR - scf/bbl			10/2013 Cumulatives	20.91 Year Life (10/2034) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}														
Oil - bbls/mo	1,769.	72.6	1.35	7.1	98.	Initial	Final	Oil - mbbls	62.9	75.2	138.1	80.338	NI	60.426	5,771.859	268.571	1,781.409	3,624.156	2,571.584
Gas - mcf/mo	1,618.	72.0	1.42	5.5	135.	915.	1,380.	Gas - mmcf	27.5	79.4	106.9	100.000	WI	37.386	40.882	138.604	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : WOODBINE A

THEISS A 1H
SEC: BLK: SRV:S
TX 03 OIL 142,030,025730

♦ ⊗ ❄ -- Annual Averages Perfs: 8048 - 8294 Status:
First Production 11/2011 First Data 11/2011 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 423133087900

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 10

Table 21

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — THEISS A 1H

MADISONVILLE WEST (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	3.4	3.1	0.0	2.714	1.456	0.000	95.520	1.094	0.000
12-2014	13.1	12.1	0.0	10.522	5.719	0.000	95.520	1.094	0.000
12-2015	8.2	7.8	0.0	6.612	3.683	0.000	95.520	1.094	0.000
12-2016	6.2	6.1	0.0	5.002	2.852	0.000	95.520	1.093	0.000
12-2017	5.1	5.1	0.0	4.089	2.385	0.000	95.520	1.094	0.000

12-2018	4.3	4.4	0.0	3.492	2.083	0.000	95.520	1.094	0.000
12-2019	3.8	4.0	0.0	3.067	1.869	0.000	95.520	1.094	0.000
12-2020	3.4	3.6	0.0	2.746	1.710	0.000	95.520	1.094	0.000
12-2021	3.1	3.4	0.0	2.494	1.586	0.000	95.520	1.093	0.000
12-2022	2.9	3.2	0.0	2.291	1.487	0.000	95.520	1.094	0.000

12-2023	2.6	3.0	0.0	2.123	1.405	0.000	95.520	1.094	0.000
12-2024	2.5	2.8	0.0	1.974	1.333	0.000	95.520	1.094	0.000
12-2025	2.3	2.7	0.0	1.836	1.263	0.000	95.520	1.094	0.000
12-2026	2.1	2.5	0.0	1.707	1.197	0.000	95.520	1.094	0.000
12-2027	2.0	2.4	0.0	1.588	1.134	0.000	95.520	1.094	0.000

S Tot	65.0	66.2	0.0	52.257	31.163	0.000	95.520	1.093	0.000
After	10.2	13.2	0.0	8.169	6.223	0.000	95.520	1.094	0.000
Total	75.2	79.4	0.0	60.426	37.386	0.000	95.520	1.093	0.000

Cum	62.9	27.5
Ult	138.1	106.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	259.244	1.592	0.000	0.000	260.837	11.925	0.119	0.000	248.792
12-2014	1,005.055	6.253	0.000	0.000	1,011.309	46.233	0.469	0.000	964.607
12-2015	631.619	4.027	0.000	0.000	635.646	29.054	0.302	0.000	606.289
12-2016	477.780	3.118	0.000	0.000	480.898	21.978	0.234	0.000	458.687
12-2017	390.627	2.609	0.000	0.000	393.235	17.969	0.196	0.000	375.071

12-2018	333.573	2.278	0.000	0.000	335.851	15.344	0.171	0.000	320.336
12-2019	292.924	2.044	0.000	0.000	294.968	13.474	0.153	0.000	281.340
12-2020	262.292	1.870	0.000	0.000	264.161	12.065	0.140	0.000	251.956
12-2021	238.266	1.734	0.000	0.000	240.001	10.960	0.130	0.000	228.910
12-2022	218.850	1.626	0.000	0.000	220.475	10.067	0.122	0.000	210.286

12-2023	202.752	1.537	0.000	0.000	204.289	9.327	0.115	0.000	194.847
12-2024	188.536	1.457	0.000	0.000	189.993	8.673	0.109	0.000	181.211
12-2025	175.338	1.382	0.000	0.000	176.720	8.066	0.104	0.000	168.551
12-2026	163.064	1.309	0.000	0.000	164.374	7.501	0.098	0.000	156.775
12-2027	151.650	1.240	0.000	0.000	152.890	6.976	0.093	0.000	145.821

S Tot	4,991.569	34.077	0.000	0.000	5,025.647	229.612	2.556	0.000	4,793.479
After	780.289	6.805	0.000	0.000	787.094	35.893	0.510	0.000	750.690
Total	5,771.859	40.882	0.000	0.000	5,812.741	265.505	3.066	0.000	5,544.169

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	6.220	1.0	1.00	15.439	0.000	0.000	21.659	227.133	227.133	225.382
12-2014	24.115	1.0	1.00	89.423	0.000	0.000	113.539	851.068	1,078.201	1,028.688
12-2015	15.157	1.0	1.00	87.243	0.000	0.000	102.401	503.888	1,582.089	1,460.055
12-2016	11.467	1.0	1.00	86.345	0.000	0.000	97.812	360.874	1,942.964	1,740.668
12-2017	9.377	1.0	1.00	85.836	0.000	0.000	95.213	279.858	2,222.821	1,938.413

12-2018	8.008	1.0	1.00	85.503	0.000	0.000	93.512	226.824	2,449.646	2,084.076
12-2019	7.034	1.0	1.00	85.266	0.000	0.000	92.300	189.041	2,638.686	2,194.420
12-2020	6.299	1.0	1.00	85.087	0.000	0.000	91.386	160.570	2,799.256	2,279.614
12-2021	5.723	1.0	1.00	84.947	0.000	0.000	90.670	138.241	2,937.497	2,346.286
12-2022	5.257	1.0	1.00	84.834	0.000	0.000	90.091	120.196	3,057.692	2,398.982

12-2023	4.871	1.0	1.00	84.740	0.000	0.000	89.611	105.236	3,162.928	2,440.924
12-2024	4.530	1.0	1.00	84.657	0.000	0.000	89.187	92.024	3,254.952	2,474.268
12-2025	4.214	1.0	1.00	84.580	0.000	0.000	88.793	79.757	3,334.709	2,500.542
12-2026	3.919	1.0	1.00	84.508	0.000	0.000	88.427	68.347	3,403.056	2,521.012
12-2027	3.646	1.0	1.00	84.441	0.000	0.000	88.087	57.735	3,460.791	2,536.735

S Tot	119.837			1,212.850	0.000	0.000	1,332.687	3,460.791	3,460.791	2,536.735
After	18.767			568.558	0.000	0.000	587.326	163.365	3,624.156	2,571.584
Total	138.604			1,781.409	0.000	0.000	1,920.013	3,624.156	3,624.156	2,571.584

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	2,989.576
Oil Rate	1,768.	97.	bbls/mo	72.7%	1.35	7.1%	6,963.	6,963.	$/w/mo	Expense	100.0000	100.0000	10.00	2,571.584
Gas Rate	1,617.	134.	Mcf/mo	72.0%	1.42	5.5%				Revenue			15.00	2,278.058
GOR	914.	1,380.	scf/bbl							Oil	80.3388	80.3388	20.00	2,061.072
NGL Rate	0.	0.	bbls/mo							Gas	80.3388	80.3388	25.00	1,893.969
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,761.011
Gas Shrinkage	41.4	41.4%											LOCATION: SEC: BLK: SRV:S
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			20.917 Year Life (10/2034)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 10	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 21

Cawley, Gillespie & Associates, Inc.

Figure 22

ENERGY & EXPLORATION -- WALKER TEXAS RANGER 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013					GOR - scf/bbl			10/2013 Cumulatives	36.58 Year Life (05/2050) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}													
Oil - bbls/mo	11,389.	92.6	1.26	7.0	111.	Initial	Final	Oil - mbbls	14.2	345.5	359.6	76.087 NI	262.844	25,106.877	1,397.523	4,456.426	21,814.082	13,933.415
Gas - mcf/mo	21,579.	90.0	1.46	6.9	352.	1,890.	3,170.	Gas - mmcf	26.1	871.7	897.9	100.000 WI	663.266	3,234.757	673.603	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

WALKER TEXAS RANGER 1H
SEC: BLK: SRV:D
TX 03 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 09/2013 First Data 09/2013 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231331012

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 35

Cawley, Gillespie & Associates, Inc.

Table 22

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — WALKER TEXAS RANGER 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	21.0	40.2	0.0	15.972	30.551	0.000	95.520	4.877	0.000
12-2014	64.7	134.2	0.0	49.237	102.121	0.000	95.520	4.877	0.000
12-2015	34.9	78.9	0.0	26.529	59.995	0.000	95.520	4.877	0.000
12-2016	24.9	59.1	0.0	18.954	44.997	0.000	95.520	4.877	0.000
12-2017	19.7	48.4	0.0	14.990	36.845	0.000	95.520	4.877	0.000

12-2018	16.4	41.5	0.0	12.511	31.602	0.000	95.520	4.877	0.000
12-2019	14.2	36.7	0.0	10.799	27.899	0.000	95.520	4.877	0.000
12-2020	12.5	33.0	0.0	9.537	25.121	0.000	95.520	4.877	0.000
12-2021	11.3	30.2	0.0	8.566	22.946	0.000	95.520	4.877	0.000
12-2022	10.2	27.8	0.0	7.792	21.188	0.000	95.520	4.877	0.000

12-2023	9.4	25.9	0.0	7.160	19.734	0.000	95.520	4.877	0.000
12-2024	8.7	24.3	0.0	6.632	18.505	0.000	95.520	4.877	0.000
12-2025	8.1	22.9	0.0	6.167	17.401	0.000	95.520	4.877	0.000
12-2026	7.5	21.5	0.0	5.735	16.352	0.000	95.520	4.877	0.000
12-2027	7.0	20.2	0.0	5.333	15.354	0.000	95.520	4.877	0.000

S Tot	270.6	644.8	0.0	205.913	490.611	0.000	95.520	4.877	0.000
After	74.8	226.9	0.0	56.931	172.655	0.000	95.520	4.877	0.000
Total	345.5	871.7	0.0	262.844	663.266	0.000	95.520	4.877	0.000

Cum	14.2	26.1
Ult	359.6	897.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	1,525.635	148.998	0.000	0.000	1,674.632	70.179	11.175	0.000	1,593.278
12-2014	4,703.083	498.046	0.000	0.000	5,201.130	216.342	37.353	0.000	4,947.435
12-2015	2,534.060	292.598	0.000	0.000	2,826.657	116.567	21.945	0.000	2,688.146
12-2016	1,810.497	219.450	0.000	0.000	2,029.947	83.283	16.459	0.000	1,930.206
12-2017	1,431.841	179.691	0.000	0.000	1,611.532	65.865	13.477	0.000	1,532.190

12-2018	1,195.043	154.124	0.000	0.000	1,349.168	54.972	11.559	0.000	1,282.636
12-2019	1,031.478	136.066	0.000	0.000	1,167.543	47.448	10.205	0.000	1,109.890
12-2020	911.016	122.515	0.000	0.000	1,033.531	41.907	9.189	0.000	982.435
12-2021	818.220	111.906	0.000	0.000	930.126	37.638	8.393	0.000	884.095
12-2022	744.314	103.336	0.000	0.000	847.650	34.238	7.750	0.000	805.661

12-2023	683.918	96.242	0.000	0.000	780.160	31.460	7.218	0.000	741.481
12-2024	633.480	90.248	0.000	0.000	723.728	29.140	6.769	0.000	687.820
12-2025	589.028	84.867	0.000	0.000	673.895	27.095	6.365	0.000	640.435
12-2026	547.796	79.750	0.000	0.000	627.546	25.199	5.981	0.000	596.366
12-2027	509.450	74.879	0.000	0.000	584.329	23.435	5.616	0.000	555.279

S Tot	19,668.857	2,392.715	0.000	0.000	22,061.574	904.767	179.454	0.000	20,977.354
After	5,438.019	842.042	0.000	0.000	6,280.061	250.149	63.153	0.000	5,966.759
Total	25,106.877	3,234.757	0.000	0.000	28,341.637	1,154.916	242.607	0.000	26,944.111

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	39.832	1.0	1.00	63.957	0.000	0.000	103.789	1,489.489	1,489.489	1,478.217
12-2014	123.686	1.0	1.00	246.142	0.000	0.000	369.828	4,577.607	6,067.096	5,805.910
12-2015	67.204	1.0	1.00	178.999	0.000	0.000	246.203	2,441.942	8,509.038	7,896.919
12-2016	48.255	1.0	1.00	156.554	0.000	0.000	204.809	1,725.396	10,234.434	9,238.562
12-2017	38.305	1.0	1.00	144.787	0.000	0.000	183.091	1,349.099	11,583.533	10,191.719

12-2018	32.066	1.0	1.00	137.415	0.000	0.000	169.481	1,113.155	12,696.688	10,906.452
12-2019	27.747	1.0	1.00	132.315	0.000	0.000	160.062	949.828	13,646.516	11,460.756
12-2020	24.561	1.0	1.00	128.554	0.000	0.000	153.114	829.321	14,475.837	11,900.669
12-2021	22.102	1.0	1.00	125.652	0.000	0.000	147.754	736.341	15,212.178	12,255.712
12-2022	20.142	1.0	1.00	123.338	0.000	0.000	143.479	662.182	15,874.360	12,545.946

12-2023	18.537	1.0	1.00	121.445	0.000	0.000	139.982	601.500	16,475.859	12,785.599
12-2024	17.195	1.0	1.00	119.862	0.000	0.000	137.058	550.762	17,026.621	12,985.077
12-2025	16.011	1.0	1.00	118.472	0.000	0.000	134.482	505.952	17,532.574	13,151.667
12-2026	14.909	1.0	1.00	117.192	0.000	0.000	132.101	464.264	17,996.838	13,290.636
12-2027	13.882	1.0	1.00	116.012	0.000	0.000	129.894	425.385	18,422.223	13,406.393

S Tot	524.434			2,030.696	0.000	0.000	2,555.130	18,422.223	18,422.223	13,406.393
After	149.169			2,425.730	0.000	0.000	2,574.899	3,391.860	21,814.080	13,933.415
Total	673.603			4,456.426	0.000	0.000	5,130.029	21,814.082	21,814.080	13,933.415

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	16,717.867
Oil Rate	11,389.	111.	bbls/mo	92.6%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	13,933.418
Gas Rate	21,579.	352.	Mcf/mo	90.0%	1.46	6.9%				Revenue			15.00	12,185.242
GOR	1,890.	3,170.	scf/bbl							Oil	76.0875	76.0875	20.00	10,976.269
NGL Rate	0.	0.	bbls/mo							Gas	76.0875	76.0875	25.00	10,081.913
NGL Yield	0.0	0.0	bbl/MMcf										30.00	9,387.700
Gas Shrinkage	0.0	0.0%											LOCATION: SEC: BLK: SRV:D
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			36.583 Year Life (05/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 35	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 22

Cawley, Gillespie & Associates, Inc.

Figure 23

ENERGY & EXPLORATION PAR -- WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	20.50 Year Life (05/2034) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	1,095.	34.6	1.25	6.0	133.	Initial	Final	Oil - mbbls	103.1	79.6	182.7	77.000 NI	61.295	5,854.892	349.239	2,776.073	3,630.822	2,468.699
Gas - mcf/mo	6,788.	34.6	1.25	6.0	825.	6,200.	6,200.	Gas - mmcf	390.6	493.5	884.2	100.000 WI	361.787	1,065.521	164.279	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:L
Reservoir : WOODBINE

WC BULLARD A 1H
SEC: BLK: SRV:L
TX 03 OIL 142,030,025873

♦ ⊗ ❄ -- Annual Averages Perfs: 8879 - 9129 Status:
First Production 09/2011 First Data 09/2011 Last Data 09/2013
10 / 30 / 2013 12 : 58 : 17 21 API: 4231330869

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pdp.out
(DEFAULT) ASN 8

Table 23

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	2.2	13.3	0.0	1.658	9.786	0.000	95.520	2.945	0.000
12-2014	10.6	65.6	0.0	8.152	48.116	0.000	95.520	2.945	0.000
12-2015	8.1	50.1	0.0	6.226	36.748	0.000	95.520	2.945	0.000
12-2016	6.6	41.0	0.0	5.094	30.069	0.000	95.520	2.945	0.000
12-2017	5.6	35.0	0.0	4.341	25.624	0.000	95.520	2.945	0.000

12-2018	4.9	30.6	0.0	3.800	22.429	0.000	95.520	2.945	0.000
12-2019	4.4	27.3	0.0	3.390	20.011	0.000	95.520	2.945	0.000
12-2020	4.0	24.7	0.0	3.068	18.111	0.000	95.520	2.945	0.000
12-2021	3.6	22.6	0.0	2.808	16.574	0.000	95.520	2.945	0.000
12-2022	3.4	20.9	0.0	2.593	15.303	0.000	95.520	2.945	0.000

12-2023	3.1	19.4	0.0	2.411	14.232	0.000	95.520	2.945	0.000
12-2024	2.9	18.2	0.0	2.256	13.316	0.000	95.520	2.945	0.000
12-2025	2.8	17.1	0.0	2.119	12.510	0.000	95.520	2.945	0.000
12-2026	2.6	16.0	0.0	1.992	11.759	0.000	95.520	2.945	0.000
12-2027	2.4	15.1	0.0	1.873	11.054	0.000	95.520	2.945	0.000

S Tot	67.3	417.0	0.0	51.783	305.642	0.000	95.520	2.945	0.000
After	12.4	76.6	0.0	9.512	56.145	0.000	95.520	2.945	0.000
Total	79.6	493.5	0.0	61.295	361.787	0.000	95.520	2.945	0.000

Cum	103.1	390.6
Ult	182.7	884.2

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	158.370	28.822	0.000	0.000	187.192	7.285	2.162	0.000	177.745
12-2014	778.670	141.709	0.000	0.000	920.379	35.819	10.628	0.000	873.932
12-2015	594.700	108.228	0.000	0.000	702.929	27.356	8.117	0.000	667.455
12-2016	486.617	88.559	0.000	0.000	575.176	22.384	6.642	0.000	546.150
12-2017	414.673	75.466	0.000	0.000	490.138	19.075	5.660	0.000	465.403

12-2018	362.977	66.057	0.000	0.000	429.034	16.697	4.954	0.000	407.383
12-2019	323.849	58.937	0.000	0.000	382.786	14.897	4.420	0.000	363.469
12-2020	293.096	53.340	0.000	0.000	346.437	13.482	4.001	0.000	328.954
12-2021	268.224	48.814	0.000	0.000	317.038	12.338	3.661	0.000	301.038
12-2022	247.649	45.069	0.000	0.000	292.718	11.392	3.380	0.000	277.946

12-2023	230.317	41.915	0.000	0.000	272.232	10.595	3.144	0.000	258.494
12-2024	215.496	39.218	0.000	0.000	254.714	9.913	2.941	0.000	241.859
12-2025	202.450	36.843	0.000	0.000	239.293	9.313	2.763	0.000	227.217
12-2026	190.303	34.633	0.000	0.000	224.936	8.754	2.597	0.000	213.584
12-2027	178.885	32.555	0.000	0.000	211.439	8.229	2.442	0.000	200.769

S Tot	4,946.276	900.164	0.000	0.000	5,846.439	227.529	67.512	0.000	5,551.399
After	908.615	165.357	0.000	0.000	1,073.973	41.796	12.402	0.000	1,019.774
Total	5,854.892	1,065.521	0.000	0.000	6,920.412	269.325	79.914	0.000	6,571.173

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	4.444	1.0	1.00	28.204	0.000	0.000	32.648	145.097	145.097	143.961
12-2014	21.848	1.0	1.00	159.987	0.000	0.000	181.835	692.097	837.195	795.601
12-2015	16.686	1.0	1.00	150.307	0.000	0.000	166.994	500.461	1,337.656	1,223.664
12-2016	13.654	1.0	1.00	144.790	0.000	0.000	158.444	387.706	1,725.362	1,525.019
12-2017	11.635	1.0	1.00	141.207	0.000	0.000	152.842	312.561	2,037.923	1,745.825

12-2018	10.185	1.0	1.00	138.687	0.000	0.000	148.872	258.511	2,296.435	1,911.819
12-2019	9.087	1.0	1.00	136.815	0.000	0.000	145.902	217.566	2,514.001	2,038.807
12-2020	8.224	1.0	1.00	135.369	0.000	0.000	143.593	185.360	2,699.362	2,137.154
12-2021	7.526	1.0	1.00	134.218	0.000	0.000	141.744	159.294	2,858.656	2,213.982
12-2022	6.949	1.0	1.00	133.280	0.000	0.000	140.228	137.718	2,996.374	2,274.364

12-2023	6.462	1.0	1.00	132.500	0.000	0.000	138.962	119.531	3,115.905	2,322.007
12-2024	6.046	1.0	1.00	131.842	0.000	0.000	137.888	103.971	3,219.876	2,359.680
12-2025	5.680	1.0	1.00	131.272	0.000	0.000	136.952	90.265	3,310.142	2,389.415
12-2026	5.340	1.0	1.00	130.756	0.000	0.000	136.096	77.489	3,387.631	2,412.623
12-2027	5.019	1.0	1.00	130.286	0.000	0.000	135.305	65.464	3,453.095	2,430.450

S Tot	138.785			1,959.519	0.000	0.000	2,098.304	3,453.095	3,453.095	2,430.450
After	25.494			816.553	0.000	0.000	842.047	177.727	3,630.822	2,468.699
Total	164.279			2,776.073	0.000	0.000	2,940.352	3,630.822	3,630.822	2,468.699

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	2,928.738
Oil Rate	1,094.	133.	bbls/mo	34.7%	1.25	6.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	2,468.700
Gas Rate	6,788.	825.	Mcf/mo	34.7%	1.25	6.0%				Revenue			15.00	2,147.932
GOR	6,200.	6,200.	scf/bbl							Oil	77.0000	77.0000	20.00	1,912.737
NGL Rate	0.	0.	bbls/mo							Gas	77.0000	77.0000	25.00	1,733.175
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,591.551
Gas Shrinkage	4.8	4.8%											LOCATION: SEC: BLK: SRV:L
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
										2 Months in first year			20.500 Year Life (05/2034)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 8	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 23

Cawley, Gillespie & Associates, Inc.

Table I - Proved Undeveloped

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Undeveloped Reserves

As of October 31, 2013

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	30.5	122.1	0.0	23.565	90.585	0.000	95.520	2.945	0.000
12-2014	207.4	604.0	0.0	161.804	447.881	0.000	95.520	3.060	0.000
12-2015	379.2	712.9	0.0	292.600	523.630	0.000	95.520	3.615	0.000
12-2016	836.2	861.0	0.0	639.129	626.380	0.000	95.520	4.069	0.000
12-2017	553.4	602.4	0.0	422.704	440.128	0.000	95.520	4.047	0.000

12-2018	383.8	455.1	0.0	293.386	332.327	0.000	95.520	3.991	0.000
12-2019	301.9	375.8	0.0	230.862	274.349	0.000	95.520	3.966	0.000
12-2020	251.7	324.2	0.0	192.582	236.620	0.000	95.520	3.953	0.000
12-2021	217.4	287.4	0.0	166.332	209.673	0.000	95.520	3.945	0.000
12-2022	192.2	259.5	0.0	147.046	189.285	0.000	95.520	3.940	0.000

12-2023	172.7	237.5	0.0	132.197	173.233	0.000	95.520	3.937	0.000
12-2024	157.3	219.7	0.0	120.365	160.217	0.000	95.520	3.935	0.000
12-2025	144.6	205.0	0.0	110.682	149.411	0.000	95.520	3.934	0.000
12-2026	133.9	192.3	0.0	102.525	140.143	0.000	95.520	3.935	0.000
12-2027	124.6	180.9	0.0	95.384	131.799	0.000	95.520	3.935	0.000

S Tot	4,086.9	5,639.8	0.0	3,131.163	4,125.662	0.000	95.520	3.818	0.000
After	1,268.6	1,931.1	0.0	970.162	1,408.232	0.000	95.520	4.029	0.000
Total	5,355.5	7,570.9	0.0	4,101.325	5,533.894	0.000	95.520	3.872	0.000

Cum	0.0	0.0
Ult	5,355.5	7,570.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	2,250.954	266.787	0.000	0.000	2,517.741	103.544	20.009	0.000	2,394.188
12-2014	15,455.540	1,370.308	0.000	0.000	16,825.848	710.955	102.773	0.000	16,012.119
12-2015	27,949.119	1,893.114	0.000	0.000	29,842.234	1,285.660	141.984	0.000	28,414.592
12-2016	61,049.625	2,548.998	0.000	0.000	63,598.625	2,808.282	191.175	0.000	60,599.164
12-2017	40,376.645	1,781.044	0.000	0.000	42,157.688	1,857.325	133.578	0.000	40,166.785

12-2018	28,024.260	1,326.244	0.000	0.000	29,350.504	1,289.116	99.468	0.000	27,961.920
12-2019	22,051.898	1,088.079	0.000	0.000	23,139.975	1,014.387	81.606	0.000	22,043.982
12-2020	18,395.445	935.277	0.000	0.000	19,330.725	846.190	70.146	0.000	18,414.387
12-2021	15,888.049	827.110	0.000	0.000	16,715.158	730.850	62.033	0.000	15,922.276
12-2022	14,045.873	745.774	0.000	0.000	14,791.647	646.110	55.933	0.000	14,089.603

12-2023	12,627.429	682.021	0.000	0.000	13,309.452	580.862	51.152	0.000	12,677.437
12-2024	11,497.270	630.505	0.000	0.000	12,127.775	528.874	47.288	0.000	11,551.613
12-2025	10,572.331	587.856	0.000	0.000	11,160.187	486.327	44.089	0.000	10,629.770
12-2026	9,793.163	551.407	0.000	0.000	10,344.571	450.486	41.356	0.000	9,852.729
12-2027	9,111.068	518.652	0.000	0.000	9,629.721	419.109	38.899	0.000	9,171.712

S Tot	299,088.625	15,753.177	0.000	0.000	314,841.844	13,758.077	1,181.488	0.000	299,902.281
After	92,669.812	5,673.383	0.000	0.000	98,343.227	4,262.812	425.504	0.000	93,654.898
Total	391,758.469	21,426.561	0.000	0.000	413,185.094	18,020.889	1,606.992	0.000	393,557.188

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	59.855	2.0	2.00	143.145	0.000	6,000.000	6,203.000	–3,808.812	–3,808.812	–3,825.304
12-2014	400.303	6.0	6.00	1,147.309	0.000	26,000.000	27,547.611	–11,535.492	–15,344.304	–14,835.272
12-2015	710.365	12.0	12.00	2,334.752	0.000	49,000.000	52,045.117	–23,630.527	–38,974.832	–34,667.891
12-2016	1,514.979	20.0	19.98	4,796.181	0.000	35,885.414	42,196.574	18,402.590	–20,572.242	–21,207.270
12-2017	1,004.169	20.0	19.98	4,066.609	0.000	0.000	5,070.778	35,096.008	14,523.766	3,643.282

12-2018	699.048	20.0	19.98	3,454.758	0.000	0.000	4,153.806	23,808.111	38,331.879	18,945.582
12-2019	551.100	20.0	19.98	3,158.495	0.000	0.000	3,709.595	18,334.391	56,666.273	29,651.908
12-2020	460.360	20.0	19.98	2,976.863	0.000	0.000	3,437.222	14,977.163	71,643.430	37,600.000
12-2021	398.057	20.0	19.98	2,852.189	0.000	0.000	3,250.246	12,672.030	84,315.461	43,712.113
12-2022	352.240	20.0	19.98	2,760.530	0.000	0.000	3,112.770	10,976.834	95,292.297	48,524.523

12-2023	316.936	20.0	19.98	2,689.922	0.000	0.000	3,006.858	9,670.579	104,962.875	52,378.383
12-2024	288.790	20.0	19.98	2,633.648	0.000	0.000	2,922.438	8,629.175	113,592.047	55,504.332
12-2025	265.744	20.0	19.98	2,587.595	0.000	0.000	2,853.340	7,776.431	121,368.477	58,065.105
12-2026	246.318	20.0	19.98	2,548.874	0.000	0.000	2,795.192	7,057.540	128,426.016	60,177.777
12-2027	229.293	20.0	19.98	2,515.139	0.000	0.000	2,744.432	6,427.280	134,853.297	61,926.855

S Tot	7,497.557			40,666.008	0.000	116,885.414	165,048.969	134,853.297	134,853.297	61,926.855
After	2,341.372			43,978.402	0.000	0.000	46,319.770	47,335.133	182,188.438	69,525.406
Total	9,838.929			84,644.414	0.000	116,885.414	211,368.734	182,188.438	182,188.438	69,525.406

SEC October 31, 2013 Prices			Percent	Cum. Disc.
	Cushing WTI	Henry Hub	5.00	108,934.852
Year	Oil $/STB	Gas $/MMBTU	10.00	69,525.414
2013	95.83	3.645	15.00	45,767.805
Thereafter	Flat	Flat	20.00	30,273.777
Cap	95.83	3.645	25.00	19,599.455
			30.00	11,951.680

2 Months in first year	37.167 Year Life (01/2051)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
Summary

Cawley, Gillespie & Associates, Inc.

Table II - Proved Undeveloped

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Undeveloped Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL / MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS

ENERGY & EXPLORATION

BLAZING SADDLE 2H						76.0823 NI	1	318.0	318.0	241.9	23,109.2	1,119.2	4,522.9	11,704.7	4,397.2
1	PUD	Oil		07/16	90	99.0451 WI	33.7	201.8	201.8	153.5	748.7	568.5	5,942.7

BLAZING SADDLE 3H						76.0823 NI	1	318.0	318.0	241.9	23,109.2	1,119.2	4,522.9	11,704.7	4,362.4
2	PUD	Oil		08/16	91	99.0451 WI	33.7	201.8	201.8	153.5	748.7	568.5	5,942.7

BUCKAROO 2H						75.1216 NI	1	312.7	312.7	234.9	22,437.5	1,097.1	4,488.2	11,163.4	4,298.2
3	PUD	Oil		02/16	83	100.0000 WI	33.2	236.5	236.5	177.7	866.4	555.2	6,000.0

BUCKAROO 3H						75.1216 NI	1	312.7	312.7	234.9	22,437.5	1,097.1	4,488.2	11,163.4	4,230.4
4	PUD	Oil		04/16	84	100.0000 WI	33.2	236.5	236.5	177.7	866.4	555.2	6,000.0

BUCKAROO 4H						75.1216 NI	1	283.5	283.5	212.9	20,340.8	981.6	4,226.9	9,245.0	3,226.0
5	PUD	Oil		05/16	82	100.0000 WI	32.0	167.0	167.0	125.5	612.0	499.3	6,000.0

BUCKAROO 5H						75.1216 NI	1	283.5	283.5	212.9	20,340.8	981.6	4,226.9	9,245.0	3,200.5
6	PUD	Oil		06/16	89	100.0000 WI	32.0	167.0	167.0	125.5	612.0	499.3	6,000.0

COW TOWN 2H						75.0000 NI	1	304.4	304.4	228.3	21,804.0	1,038.1	4,400.6	10,302.3	3,671.9
7	PUD	Oil		11/15	79	100.0000 WI	33.4	127.9	127.9	95.9	467.8	530.8	6,000.0

COW TOWN 3H						75.0000 NI	1	304.4	304.4	228.3	21,804.0	1,038.1	4,400.6	10,302.3	3,642.9
8	PUD	Oil		12/15	80	100.0000 WI	33.4	127.9	127.9	95.9	467.8	530.8	6,000.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

MAVERICK 1H						77.0127 NI	1	233.7	233.7	180.0	17,192.9	943.7	4,572.0	10,257.8	6,057.1
9	PUD	Oil		11/13	50	100.0000 WI	30.3	934.9	934.9	691.9	2,037.7	457.2	3,000.0

ENERGY & EXPLORATION PAR

MCVEY UNIT A 3H						77.1972 NI	1	205.9	205.9	158.9	15,181.5	728.8	3,985.3	4,501.3	798.9
10	PUD	Oil		07/15	64	100.0000 WI	30.8	249.0	249.0	137.7	405.4	371.5	6,000.0

MCVEY UNIT A 4H						77.1972 NI	1	205.9	205.9	158.9	15,181.5	728.8	3,985.3	4,501.3	792.6
11	PUD	Oil		08/15	65	100.0000 WI	30.8	249.0	249.0	137.7	405.4	371.5	6,000.0

ENERGY & EXPLORATION
QUICK DRAW 1H						77.4211 NI	1	233.9	233.9	181.1	17,294.6	949.3	4,582.9	10,352.4	6,114.2
12	PUD	Oil		11/13	49	100.0000 WI	30.4	935.4	935.4	696.0	2,049.8	459.9	3,000.0

MADISONVILLE, W (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

RASCO UNIT 1H						81.9042 NI	1	304.6	304.6	249.5	23,834.1	1,133.8	4,442.8	11,676.5	4,802.4
13	PUD	Oil		07/14	43	100.0000 WI	34.2	124.9	124.9	102.3	498.9	580.0	6,500.0

MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

THEISS A 2H						80.3388 NI	1	153.5	153.5	123.3	11,778.6	544.7	2,575.1	2,415.5	50.8
14	PUD	Oil		01/16	85	100.0000 WI	24.4	74.9	74.9	35.3	38.5	281.8	6,000.0

THEISS A 3H						80.3388 NI	1	153.5	153.5	123.3	11,778.6	544.7	2,575.1	2,415.5	50.0
15	PUD	Oil		03/16	86	100.0000 WI	24.4	74.9	74.9	35.3	38.5	281.8	6,000.0

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION

WALKER TEXAS RANGER 2H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,505.0
16	PUD	Oil		12/14	75	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

WALKER TEXAS RANGER 3H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,125.2
17	PUD	Oil		09/15	76	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

WALKER TEXAS RANGER 4H						76.0875 NI	1	328.2	328.2	249.7	23,850.6	1,281.8	4,824.9	13,080.6	5,084.7
18	PUD	Oil		10/15	77	100.0000 WI	35.2	663.6	663.6	504.9	2,462.5	625.8	6,500.0

ENERGY & EXPLORATION PAR

WC BULLARD A 2H						77.0000 NI	1	221.5	221.5	170.6	16,290.9	868.4	4,086.9	5,997.8	2,090.1
19	PUD	Oil		06/14	36	100.0000 WI	27.2	735.3	735.3	539.0	1,587.4	425.2	6,500.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.	Page 1

Table II - Proved Undeveloped (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon, Madison & Grimes Counties, Texas

Proved Undeveloped Reserves

As of October 31, 2013

OPERATOR						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
LEASE NAME				Start
Table	Class	Major	Well No.	Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$

HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS

ENERGY & EXPLORATION PAR

WC BULLARD A 3H						77.0000 NI	1	221.5	221.5	170.6	16,290.9	868.4	4,086.9	5,997.8	2,024.8
20	PUD	Oil		10/14	61	100.0000 WI	27.2	735.3	735.3	539.0	1,587.4	425.2	6,500.0

GRAND TOTAL							20	5,355.5	5,355.5	4,101.3	391,758.5	19,627.9	84,644.4	182,188.4	69,525.4
								7,570.9	7,570.9	5,533.9	21,426.6	9,838.9	116,885.4

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	10/30/2013 11:06:47 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.	Page 2

Rate-Time History-Forecast Curves

And

Tabular Reserves and Economics

By Property

Cawley, Gillespie & Associates, Inc.

Petroleum Consultants

Figure 1

ENERGY & EXPLORATION -- BLAZING SADDLE 2H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	36.41 Year Life (04/2050) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	12,074.	96.3	1.27	7.1	124.	Initial	Final	Oil - mbbls	0.0	318.0	318.0	76.082 NI	241.931	23,109.225	1,119.179	4,522.862	11,704.742	4,397.222
Gas - mcf/mo	6,802.	96.2	1.28	5.7	115.	563.	925.	Gas - mmcf	0.0	201.8	201.8	99.045 WI	153.523	748.734	568.469	5,942.707		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAHM4JSUMJ
Reservoir : WOODBINE

BLAZING SADDLE 2H
MORRISON A-462
TX 05 OIL

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 90*

Table 1

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BLAZING SADDLE 2H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	50.0	28.3	0.0	38.067	21.500	0.000	95.520	4.877	0.000
12-2017	46.8	26.7	0.0	35.574	20.309	0.000	95.520	4.877	0.000

12-2018	28.4	16.4	0.0	21.580	12.507	0.000	95.520	4.877	0.000
12-2019	21.0	12.4	0.0	15.976	9.398	0.000	95.520	4.877	0.000
12-2020	16.9	10.1	0.0	12.858	7.676	0.000	95.520	4.877	0.000
12-2021	14.3	8.6	0.0	10.845	6.571	0.000	95.520	4.877	0.000
12-2022	12.4	7.6	0.0	9.427	5.796	0.000	95.520	4.877	0.000

12-2023	11.0	6.9	0.0	8.368	5.222	0.000	95.520	4.877	0.000
12-2024	9.9	6.3	0.0	7.544	4.777	0.000	95.520	4.877	0.000
12-2025	9.0	5.8	0.0	6.883	4.423	0.000	95.520	4.877	0.000
12-2026	8.3	5.4	0.0	6.339	4.134	0.000	95.520	4.877	0.000
12-2027	7.7	5.1	0.0	5.881	3.893	0.000	95.520	4.877	0.000

S Tot	235.7	139.6	0.0	179.341	106.206	0.000	95.520	4.877	0.000
After	82.3	62.2	0.0	62.590	47.317	0.000	95.520	4.877	0.000
Total	318.0	201.8	0.0	241.931	153.523	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	318.0	201.8

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	3,636.128	104.853	0.000	0.000	3,740.982	167.262	7.864	0.000	3,565.856
12-2017	3,398.015	99.045	0.000	0.000	3,497.060	156.309	7.428	0.000	3,333.323

12-2018	2,061.338	60.998	0.000	0.000	2,122.336	94.822	4.575	0.000	2,022.940
12-2019	1,525.986	45.832	0.000	0.000	1,571.818	70.195	3.437	0.000	1,498.185
12-2020	1,228.195	37.438	0.000	0.000	1,265.633	56.497	2.808	0.000	1,206.328
12-2021	1,035.919	32.046	0.000	0.000	1,067.965	47.652	2.403	0.000	1,017.910
12-2022	900.437	28.269	0.000	0.000	928.706	41.420	2.120	0.000	885.166

12-2023	799.288	25.466	0.000	0.000	824.755	36.767	1.910	0.000	786.077
12-2024	720.591	23.299	0.000	0.000	743.891	33.147	1.747	0.000	708.996
12-2025	657.436	21.573	0.000	0.000	679.009	30.242	1.618	0.000	647.149
12-2026	605.516	20.164	0.000	0.000	625.680	27.854	1.512	0.000	596.314
12-2027	561.779	18.985	0.000	0.000	580.763	25.842	1.424	0.000	553.498

S Tot	17,130.629	517.968	0.000	0.000	17,648.598	788.009	38.848	0.000	16,821.742
After	5,978.596	230.766	0.000	0.000	6,209.362	275.015	17.307	0.000	5,917.038
Total	23,109.225	748.734	0.000	0.000	23,857.961	1,063.024	56.155	0.000	22,738.779

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	89.146	1.0	0.99	242.636	0.000	5,942.707	6,274.489	-2,708.633	-2,708.633	-2,225.080
12-2017	83.333	1.0	0.99	278.835	0.000	0.000	362.168	2,971.155	262.522	-117.989

12-2018	50.573	1.0	0.99	207.429	0.000	0.000	258.003	1,764.937	2,027.459	1,017.093
12-2019	37.455	1.0	0.99	178.745	0.000	0.000	216.199	1,281.985	3,309.445	1,765.950
12-2020	30.158	1.0	0.99	162.748	0.000	0.000	192.906	1,013.422	4,322.867	2,303.860
12-2021	25.448	1.0	0.99	152.395	0.000	0.000	177.843	840.066	5,162.933	2,709.102
12-2022	22.129	1.0	0.99	145.086	0.000	0.000	167.215	717.951	5,880.883	3,023.889

12-2023	19.652	1.0	0.99	139.619	0.000	0.000	159.271	626.806	6,507.689	3,273.695
12-2024	17.725	1.0	0.99	135.359	0.000	0.000	153.084	555.912	7,063.602	3,475.084
12-2025	16.179	1.0	0.99	131.936	0.000	0.000	148.115	499.034	7,562.636	3,639.419
12-2026	14.908	1.0	0.99	129.119	0.000	0.000	144.026	452.288	8,014.923	3,774.811
12-2027	13.837	1.0	0.99	126.745	0.000	0.000	140.582	412.915	8,427.838	3,887.175

S Tot	420.544			2,030.653	0.000	5,942.707	8,393.903	8,427.838	8,427.838	3,887.175
After	147.926			2,492.209	0.000	0.000	2,640.135	3,276.904	11,704.741	4,397.222
Total	568.469			4,522.862	0.000	5,942.707	11,034.038	11,704.742	11,704.741	4,397.222

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,901.613
Oil Rate	12,074.	123.	bbls/mo	96.3%	1.27	7.1%	8,500.	8,500.	$/w/mo	Expense	99.0451	99.0451	10.00	4,397.222
Gas Rate	6,801.	114.	Mcf/mo	96.3%	1.28	5.7%				Revenue			15.00	2,928.403
GOR	563.	924.	scf/bbl							Oil	76.0823	76.0823	20.00	1,995.696
NGL Rate	0.	0.	bbls/mo							Gas	76.0823	76.0823	25.00	1,370.525
NGL Yield	0.0	0.0	bbl/MMcf										30.00	935.411
Gas Shrinkage	0.0	0.0%											PROPNUM: OAHM4JSUMJ
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 07/2016			6 Months in year ‘16			33.750 Year Life (04/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 90	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 1

Cawley, Gillespie & Associates, Inc.

Figure 2

ENERGY & EXPLORATION -- BLAZING SADDLE 3H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	36.50 Year Life (05/2050) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	12,074.	96.3	1.27	7.1	124.	563.	925.	Oil - mbbls	0.0	318.0	318.0	76.082 NI	241.931	23,109.227	1,119.179	4,522.862	11,704.742	4,362.435
Gas - mcf/mo	6,802.	96.2	1.28	5.7	115.			Gas - mmcf	0.0	201.8	201.8	99.045 WI	153.523	748.734	568.469	5,942.707		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAHMCD9GNJ
Reservoir : WOODBINE

BLAZING SADDLE 3H
MORRISON A-462
TX 05 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 91*

Cawley, Gillespie & Associates, Inc.

Table 2

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BLAZING SADDLE 3H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	44.1	24.9	0.0	33.579	18.956	0.000	95.520	4.877	0.000
12-2017	49.7	28.4	0.0	37.846	21.578	0.000	95.520	4.877	0.000

12-2018	29.3	16.9	0.0	22.264	12.887	0.000	95.520	4.877	0.000
12-2019	21.4	12.6	0.0	16.316	9.586	0.000	95.520	4.877	0.000
12-2020	17.2	10.2	0.0	13.065	7.790	0.000	95.520	4.877	0.000
12-2021	14.4	8.7	0.0	10.986	6.648	0.000	95.520	4.877	0.000
12-2022	12.5	7.7	0.0	9.529	5.852	0.000	95.520	4.877	0.000

12-2023	11.1	6.9	0.0	8.446	5.264	0.000	95.520	4.877	0.000
12-2024	10.0	6.3	0.0	7.606	4.811	0.000	95.520	4.877	0.000
12-2025	9.1	5.8	0.0	6.933	4.450	0.000	95.520	4.877	0.000
12-2026	8.4	5.5	0.0	6.381	4.157	0.000	95.520	4.877	0.000
12-2027	7.8	5.1	0.0	5.917	3.912	0.000	95.520	4.877	0.000

S Tot	235.1	139.2	0.0	178.867	105.890	0.000	95.520	4.877	0.000
After	82.9	62.6	0.0	63.064	47.633	0.000	95.520	4.877	0.000
Total	318.0	201.8	0.0	241.931	153.523	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	318.0	201.8

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	3,207.463	92.448	0.000	0.000	3,299.912	147.543	6.934	0.000	3,145.435
12-2017	3,615.074	105.236	0.000	0.000	3,720.310	166.293	7.893	0.000	3,546.125

12-2018	2,126.634	62.852	0.000	0.000	2,189.485	97.825	4.714	0.000	2,086.946
12-2019	1,558.526	46.751	0.000	0.000	1,605.277	71.692	3.506	0.000	1,530.078
12-2020	1,247.984	37.994	0.000	0.000	1,285.978	57.407	2.850	0.000	1,225.721
12-2021	1,049.343	32.422	0.000	0.000	1,081.765	48.270	2.432	0.000	1,031.063
12-2022	910.199	28.540	0.000	0.000	938.740	41.869	2.141	0.000	894.730

12-2023	806.738	25.672	0.000	0.000	832.410	37.110	1.925	0.000	793.375
12-2024	726.482	23.461	0.000	0.000	749.943	33.418	1.760	0.000	714.765
12-2025	662.222	21.703	0.000	0.000	683.925	30.462	1.628	0.000	651.836
12-2026	609.490	20.271	0.000	0.000	629.761	28.037	1.520	0.000	600.204
12-2027	565.203	19.077	0.000	0.000	584.280	25.999	1.431	0.000	556.850

S Tot	17,085.357	516.428	0.000	0.000	17,601.785	785.926	38.732	0.000	16,777.127
After	6,023.869	232.306	0.000	0.000	6,256.175	277.098	17.423	0.000	5,961.655
Total	23,109.227	748.734	0.000	0.000	23,857.961	1,063.024	56.155	0.000	22,738.781

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	78.636	1.0	0.99	211.641	0.000	5,942.707	6,232.983	–3,087.549	–3,087.549	–2,486.565
12-2017	88.653	1.0	0.99	290.414	0.000	0.000	379.067	3,167.057	79.508	–239.599

12-2018	52.174	1.0	0.99	210.923	0.000	0.000	263.097	1,823.849	1,903.357	933.505
12-2019	38.252	1.0	0.99	180.491	0.000	0.000	218.743	1,311.335	3,214.693	1,699.546
12-2020	30.643	1.0	0.99	163.812	0.000	0.000	194.455	1,031.266	4,245.959	2,246.944
12-2021	25.777	1.0	0.99	153.119	0.000	0.000	178.896	852.168	5,098.127	2,658.032
12-2022	22.368	1.0	0.99	145.613	0.000	0.000	167.981	726.748	5,824.875	2,976.681

12-2023	19.834	1.0	0.99	140.022	0.000	0.000	159.857	633.518	6,458.394	3,229.164
12-2024	17.869	1.0	0.99	135.678	0.000	0.000	153.547	561.218	7,019.611	3,432.477
12-2025	16.296	1.0	0.99	132.196	0.000	0.000	148.491	503.344	7,522.955	3,598.232
12-2026	15.005	1.0	0.99	129.334	0.000	0.000	144.339	455.865	7,978.820	3,734.696
12-2027	13.921	1.0	0.99	126.930	0.000	0.000	140.852	415.998	8,394.818	3,847.899

S Tot	419.428			2,020.174	0.000	5,942.707	8,382.310	8,394.818	8,394.818	3,847.899
After	149.041			2,502.688	0.000	0.000	2,651.729	3,309.925	11,704.742	4,362.435
Total	568.469			4,522.862	0.000	5,942.707	11,034.038	11,704.742	11,704.742	4,362.435

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,873.609
Oil Rate	12,074.	123.	bbls/mo	96.3%	1.27	7.1%	8,500.	8,500.	$/w/mo	Expense	99.0451	99.0451	10.00	4,362.435
Gas Rate	6,801.	114.	Mcf/mo	96.3%	1.28	5.7%				Revenue			15.00	2,894.494
GOR	563.	924.	scf/bbl							Oil	76.0823	76.0823	20.00	1,965.604
NGL Rate	0.	0.	bbls/mo							Gas	76.0823	76.0823	25.00	1,345.275
NGL Yield	0.0	0.0	bbl/MMcf										30.00	915.181
Gas Shrinkage	0.0	0.0%											PROPNUM: OAHMCD9GNJ
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 08/2016			5 Months in year ‘16			33.750 Year Life (05/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 91	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 2

Cawley, Gillespie & Associates, Inc.

Figure 3

ENERGY & EXPLORATION -- BUCKAROO 2H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	35.58 Year Life (05/2049) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	11,897.	96.3	1.27	7.1	126.	Initial	Final	Oil - mbbls	0.0	312.7	312.7	75.121	NI	234.899	22,437.510	1,097.107	4,488.221	11,163.443	4,298.175
Gas - mcf/mo	8,059.	96.2	1.28	5.7	135.	677.	1,070.	Gas - mmcf	0.0	236.5	236.5	100.000	WI	177.657	866.433	555.171	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAJH7T4LK
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

BUCKAROO 2H
MORRISON A-547
TX 05 OIL

KJM G:\CGA3343\Ariesw \pud.out
(DEFAULT) *ASN 83*

Cawley, Gillespie & Associates, Inc.

Table 3

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BUCKAROO 2H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	72.4	49.2	0.0	54.352	36.984	0.000	95.520	4.877	0.000
12-2017	35.9	24.8	0.0	26.974	18.612	0.000	95.520	4.877	0.000

12-2018	24.3	17.0	0.0	18.260	12.776	0.000	95.520	4.877	0.000
12-2019	18.8	13.3	0.0	14.094	9.999	0.000	95.520	4.877	0.000
12-2020	15.4	11.1	0.0	11.600	8.345	0.000	95.520	4.877	0.000
12-2021	13.2	9.6	0.0	9.922	7.237	0.000	95.520	4.877	0.000
12-2022	11.6	8.6	0.0	8.708	6.439	0.000	95.520	4.877	0.000

12-2023	10.4	7.8	0.0	7.784	5.836	0.000	95.520	4.877	0.000
12-2024	9.4	7.1	0.0	7.055	5.363	0.000	95.520	4.877	0.000
12-2025	8.6	6.6	0.0	6.464	4.982	0.000	95.520	4.877	0.000
12-2026	8.0	6.2	0.0	5.973	4.668	0.000	95.520	4.877	0.000
12-2027	7.4	5.9	0.0	5.551	4.398	0.000	95.520	4.877	0.000

S Tot	235.3	167.2	0.0	176.736	125.640	0.000	95.520	4.877	0.000
After	77.4	69.2	0.0	58.162	52.017	0.000	95.520	4.877	0.000
Total	312.7	236.5	0.0	234.899	177.657	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	312.7	236.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	5,191.666	180.370	0.000	0.000	5,372.036	238.817	13.528	0.000	5,119.691
12-2017	2,576.598	90.769	0.000	0.000	2,667.366	118.523	6.808	0.000	2,542.035

12-2018	1,744.184	62.311	0.000	0.000	1,806.495	80.232	4.673	0.000	1,721.589
12-2019	1,346.264	48.767	0.000	0.000	1,395.031	61.928	3.658	0.000	1,329.446
12-2020	1,108.052	40.698	0.000	0.000	1,148.750	50.970	3.052	0.000	1,094.728
12-2021	947.755	35.295	0.000	0.000	983.049	43.597	2.647	0.000	936.805
12-2022	831.746	31.405	0.000	0.000	863.152	38.260	2.355	0.000	822.536

12-2023	743.497	28.463	0.000	0.000	771.960	34.201	2.135	0.000	735.624
12-2024	673.873	26.156	0.000	0.000	700.030	30.998	1.962	0.000	667.070
12-2025	617.396	24.297	0.000	0.000	641.694	28.400	1.822	0.000	611.471
12-2026	570.567	22.766	0.000	0.000	593.333	26.246	1.707	0.000	565.379
12-2027	530.237	21.451	0.000	0.000	551.687	24.391	1.609	0.000	525.688

S Tot	16,881.836	612.748	0.000	0.000	17,494.584	776.564	45.956	0.000	16,672.062
After	5,555.674	253.685	0.000	0.000	5,809.360	255.561	19.026	0.000	5,534.772
Total	22,437.510	866.433	0.000	0.000	23,303.943	1,032.125	64.982	0.000	22,206.834

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	6,000.000	6,000.000	–6,000.000	–6,000.000	–4,919.449
12-2016	127.992	1.0	1.00	368.829	0.000	0.000	496.821	4,622.871	–1,377.130	–1,315.905
12-2017	63.551	1.0	1.00	236.836	0.000	0.000	300.387	2,241.648	864.519	271.601

12-2018	43.040	1.0	1.00	192.057	0.000	0.000	235.096	1,486.493	2,351.012	1,227.175
12-2019	33.236	1.0	1.00	170.591	0.000	0.000	203.828	1,125.618	3,476.630	1,884.546
12-2020	27.368	1.0	1.00	157.710	0.000	0.000	185.078	909.649	4,386.279	2,367.311
12-2021	23.420	1.0	1.00	149.023	0.000	0.000	172.443	764.362	5,150.642	2,736.003
12-2022	20.563	1.0	1.00	142.724	0.000	0.000	163.287	659.248	5,809.890	3,025.035

12-2023	18.391	1.0	1.00	137.924	0.000	0.000	156.315	579.310	6,389.200	3,255.901
12-2024	16.677	1.0	1.00	134.132	0.000	0.000	150.809	516.261	6,905.460	3,442.920
12-2025	15.287	1.0	1.00	131.052	0.000	0.000	146.339	465.133	7,370.593	3,596.087
12-2026	14.134	1.0	1.00	128.495	0.000	0.000	142.630	422.750	7,793.342	3,722.634
12-2027	13.142	1.0	1.00	126.299	0.000	0.000	139.441	386.247	8,179.589	3,827.742

S Tot	416.802			2,075.671	0.000	6,000.000	8,492.472	8,179.589	8,179.589	3,827.742
After	138.369			2,412.550	0.000	0.000	2,550.919	2,983.854	11,163.444	4,298.175
Total	555.171			4,488.221	0.000	6,000.000	11,043.391	11,163.443	11,163.444	4,298.175

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,677.096
Oil Rate	11,896.	125.	bbls/mo	96.3%	1.27	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	4,298.175
Gas Rate	8,058.	134.	Mcf/mo	96.3%	1.28	5.7%				Revenue			15.00	2,881.143
GOR	677.	1,070.	scf/bbl							Oil	75.1216	75.1216	20.00	1,967.515
NGL Rate	0.	0.	bbls/mo							Gas	75.1216	75.1216	25.00	1,345.679
NGL Yield	0.0	0.0	bbl/MMcf										30.00	906.125
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAJH7T4LK
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 02/2016			11 Months in year ‘16			33.333 Year Life (05/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 83	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 3

Cawley, Gillespie & Associates, Inc.

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	11,897.	96.3	1.27	7.1	126.	Initial	Final
Gas - mcf/mo	8,059.	96.2	1.28	5.7	135.	677.	1,070.

	10/2013 Cumulatives	35.75 Year Life (08/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	312.7	312.7	75.121 NI	234.899	22,437.510	1,097.107	4,488.221	11,163.442	4,230.438
Gas - mmcf	0.0	236.5	236.5	100.000 WI	177.657	866.433	555.171	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAJL3W5M5
Reservoir : WOODBINE

BUCKAROO 3H
MORRISON A-547
TX 05 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 84*

Cawley, Gillespie & Associates, Inc.

Table 4

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BUCKAROO 3H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	64.1	43.6	0.0	48.136	32.727	0.000	95.520	4.877	0.000
12-2017	39.3	27.0	0.0	29.512	20.314	0.000	95.520	4.877	0.000

12-2018	25.6	17.9	0.0	19.251	13.439	0.000	95.520	4.877	0.000
12-2019	19.5	13.8	0.0	14.635	10.359	0.000	95.520	4.877	0.000
12-2020	15.9	11.4	0.0	11.945	8.573	0.000	95.520	4.877	0.000
12-2021	13.5	9.8	0.0	10.163	7.396	0.000	95.520	4.877	0.000
12-2022	11.8	8.7	0.0	8.886	6.557	0.000	95.520	4.877	0.000

12-2023	10.5	7.9	0.0	7.922	5.926	0.000	95.520	4.877	0.000
12-2024	9.5	7.2	0.0	7.165	5.435	0.000	95.520	4.877	0.000
12-2025	8.7	6.7	0.0	6.554	5.040	0.000	95.520	4.877	0.000
12-2026	8.1	6.3	0.0	6.049	4.716	0.000	95.520	4.877	0.000
12-2027	7.5	5.9	0.0	5.619	4.442	0.000	95.520	4.877	0.000

S Tot	234.1	166.3	0.0	175.839	124.925	0.000	95.520	4.877	0.000
After	78.6	70.2	0.0	59.060	52.732	0.000	95.520	4.877	0.000
Total	312.7	236.5	0.0	234.899	177.657	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	312.7	236.5

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	4,597.943	159.611	0.000	0.000	4,757.555	211.505	11.971	0.000	4,534.078
12-2017	2,818.996	99.073	0.000	0.000	2,918.070	129.674	7.431	0.000	2,780.965

12-2018	1,838.866	65.541	0.000	0.000	1,904.407	84.588	4.916	0.000	1,814.903
12-2019	1,397.950	50.523	0.000	0.000	1,448.473	64.306	3.789	0.000	1,380.378
12-2020	1,141.014	41.812	0.000	0.000	1,182.826	52.487	3.136	0.000	1,127.204
12-2021	970.780	36.069	0.000	0.000	1,006.849	44.656	2.705	0.000	959.488
12-2022	848.828	31.976	0.000	0.000	880.805	39.046	2.398	0.000	839.360

12-2023	756.723	28.903	0.000	0.000	785.626	34.809	2.168	0.000	748.649
12-2024	684.447	26.506	0.000	0.000	710.953	31.485	1.988	0.000	677.480
12-2025	626.062	24.582	0.000	0.000	650.644	28.799	1.844	0.000	620.001
12-2026	577.813	23.002	0.000	0.000	600.815	26.579	1.725	0.000	572.511
12-2027	536.689	21.662	0.000	0.000	558.351	24.688	1.625	0.000	532.038

S Tot	16,796.111	609.260	0.000	0.000	17,405.371	772.621	45.694	0.000	16,587.055
After	5,641.397	257.173	0.000	0.000	5,898.571	259.504	19.288	0.000	5,619.777
Total	22,437.510	866.433	0.000	0.000	23,303.943	1,032.125	64.982	0.000	22,206.832

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	113.352	1.0	1.00	320.534	0.000	6,000.000	6,433.887	–1,899.808	–1,899.808	–1,678.669
12-2017	69.524	1.0	1.00	249.856	0.000	0.000	319.380	2,461.585	561.777	65.397

12-2018	45.373	1.0	1.00	197.157	0.000	0.000	242.530	1,572.374	2,134.151	1,076.345
12-2019	34.509	1.0	1.00	173.383	0.000	0.000	207.892	1,172.486	3,306.637	1,761.144
12-2020	28.180	1.0	1.00	159.494	0.000	0.000	187.674	939.529	4,246.166	2,259.793
12-2021	23.987	1.0	1.00	150.272	0.000	0.000	174.259	785.229	5,031.395	2,638.562
12-2022	20.984	1.0	1.00	143.652	0.000	0.000	164.636	674.724	5,706.119	2,934.387

12-2023	18.716	1.0	1.00	138.644	0.000	0.000	157.360	591.289	6,297.408	3,170.031
12-2024	16.937	1.0	1.00	134.708	0.000	0.000	151.645	525.835	6,823.243	3,360.521
12-2025	15.500	1.0	1.00	131.525	0.000	0.000	147.025	472.977	7,296.219	3,516.273
12-2026	14.313	1.0	1.00	128.891	0.000	0.000	143.204	429.307	7,725.526	3,644.785
12-2027	13.301	1.0	1.00	126.649	0.000	0.000	139.950	392.089	8,117.614	3,751.482

S Tot	414.676			2,054.765	0.000	6,000.000	8,469.440	8,117.614	8,117.614	3,751.482
After	140.494			2,433.457	0.000	0.000	2,573.950	3,045.828	11,163.443	4,230.438
Total	555.171			4,488.221	0.000	6,000.000	11,043.390	11,163.442	11,163.443	4,230.438

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,623.020
Oil Rate	11,896.	125.	bbls/mo	96.3%	1.27	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	4,230.438
Gas Rate	8,058.	134.	Mcf/mo	96.3%	1.28	5.7%				Revenue			15.00	2,814.805
GOR	677.	1,070.	scf/bbl							Oil	75.1216	75.1216	20.00	1,908.627
NGL Rate	0.	0.	bbls/mo							Gas	75.1216	75.1216	25.00	1,296.552
NGL Yield	0.0	0.0	bbl/MMcf										30.00	867.357
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAJL3W5M5
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
								Start Date: 04/2016		9 Months in year ‘16			33.333 Year Life (08/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 84	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 4

Cawley, Gillespie & Associates, Inc.

Figure 5

ENERGY & EXPLORATION -- BUCKAROO 4H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD | As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			10/2013 Cumulatives	34.58 Year Life (05/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,229.	94.8	1.26	7.1	127.	Initial	Final	Oil - mbbls	0.0	283.5	283.5	75.121 NI	212.948	20,340.762	981.573	4,226.932	9,244.950	3,225.981
Gas - mcf/mo	5,323.	94.7	1.28	5.6	109.	520.	858.	Gas - mmcf	0.0	167.0	167.0	100.000 WI	125.481	611.974	499.279	6,000.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount •••
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAJFTB6KK
Reservoir : WOODBINE

BUCKAROO 4H
MORRISON A-547
TX 05 OIL

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 82*

Cawley, Gillespie & Associates, Inc.

Table 5

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BUCKAROO 4H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	52.6	27.5	0.0	39.483	20.622	0.000	95.520	4.877	0.000
12-2017	37.5	19.9	0.0	28.200	14.923	0.000	95.520	4.877	0.000

12-2018	24.1	13.0	0.0	18.136	9.752	0.000	95.520	4.877	0.000
12-2019	18.3	10.0	0.0	13.711	7.490	0.000	95.520	4.877	0.000
12-2020	14.9	8.2	0.0	11.158	6.191	0.000	95.520	4.877	0.000
12-2021	12.6	7.1	0.0	9.475	5.341	0.000	95.520	4.877	0.000
12-2022	11.0	6.3	0.0	8.274	4.738	0.000	95.520	4.877	0.000

12-2023	9.8	5.7	0.0	7.370	4.286	0.000	95.520	4.877	0.000
12-2024	8.9	5.2	0.0	6.661	3.935	0.000	95.520	4.877	0.000
12-2025	8.1	4.9	0.0	6.089	3.654	0.000	95.520	4.877	0.000
12-2026	7.5	4.6	0.0	5.618	3.424	0.000	95.520	4.877	0.000
12-2027	6.9	4.3	0.0	5.217	3.230	0.000	95.520	4.877	0.000

S Tot	212.2	116.6	0.0	159.392	87.587	0.000	95.520	4.877	0.000
After	71.3	50.4	0.0	53.556	37.894	0.000	95.520	4.877	0.000
Total	283.5	167.0	0.0	212.948	125.481	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	283.5	167.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	3,771.385	100.571	0.000	0.000	3,871.957	173.484	7.543	0.000	3,690.930
12-2017	2,693.700	72.781	0.000	0.000	2,766.482	123.910	5.459	0.000	2,637.113

12-2018	1,732.317	47.558	0.000	0.000	1,779.875	79.687	3.567	0.000	1,696.621
12-2019	1,309.689	36.527	0.000	0.000	1,346.217	60.246	2.740	0.000	1,283.231
12-2020	1,065.797	30.196	0.000	0.000	1,095.992	49.027	2.265	0.000	1,044.701
12-2021	905.092	26.048	0.000	0.000	931.141	41.634	1.954	0.000	887.553
12-2022	790.377	23.106	0.000	0.000	813.484	36.357	1.733	0.000	775.393

12-2023	703.955	20.905	0.000	0.000	724.859	32.382	1.568	0.000	690.910
12-2024	636.265	19.193	0.000	0.000	655.457	29.268	1.439	0.000	624.750
12-2025	581.663	17.822	0.000	0.000	599.485	26.757	1.337	0.000	571.392
12-2026	536.592	16.701	0.000	0.000	553.293	24.683	1.253	0.000	527.357
12-2027	498.291	15.753	0.000	0.000	514.044	22.921	1.182	0.000	489.941

S Tot	15,225.124	427.162	0.000	0.000	15,652.284	700.356	32.037	0.000	14,919.893
After	5,115.638	184.811	0.000	0.000	5,300.449	235.319	13.861	0.000	5,051.268
Total	20,340.762	611.974	0.000	0.000	20,952.732	935.675	45.898	0.000	19,971.160

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	92.273	1.0	1.00	261.537	0.000	6,000.000	6,353.810	–2,662.880	–2,662.880	–2,242.848
12-2017	65.928	1.0	1.00	238.712	0.000	0.000	304.640	2,332.473	–330.407	–589.933

12-2018	42.416	1.0	1.00	188.743	0.000	0.000	231.159	1,465.463	1,135.055	352.349
12-2019	32.081	1.0	1.00	166.714	0.000	0.000	198.795	1,084.437	2,219.492	985.752
12-2020	26.118	1.0	1.00	153.969	0.000	0.000	180.087	864.614	3,084.106	1,444.656
12-2021	22.189	1.0	1.00	145.552	0.000	0.000	167.741	719.811	3,803.918	1,791.880
12-2022	19.385	1.0	1.00	139.533	0.000	0.000	158.917	616.476	4,420.394	2,062.172

12-2023	17.273	1.0	1.00	134.990	0.000	0.000	152.262	538.647	4,959.041	2,276.843
12-2024	15.619	1.0	1.00	131.426	0.000	0.000	147.045	477.705	5,436.746	2,449.900
12-2025	14.285	1.0	1.00	128.548	0.000	0.000	142.832	428.560	5,865.306	2,591.029
12-2026	13.184	1.0	1.00	126.169	0.000	0.000	139.353	388.004	6,253.310	2,707.178
12-2027	12.249	1.0	1.00	124.149	0.000	0.000	136.398	353.543	6,606.853	2,803.388

S Tot	372.997			1,940.042	0.000	6,000.000	8,313.039	6,606.853	6,606.853	2,803.388
After	126.282			2,286.889	0.000	0.000	2,413.171	2,638.097	9,244.951	3,225.981
Total	499.279			4,226.932	0.000	6,000.000	10,726.210	9,244.950	9,244.951	3,225.981

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	5,299.086
Oil Rate	10,229.	127.	bbls/mo	94.8%	1.26	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	3,225.981
Gas Rate	5,322.	109.	Mcf/mo	94.7%	1.28	5.6%				Revenue			15.00	2,012.982
GOR	520.	858.	scf/bbl							Oil	75.1216	75.1216	20.00	1,249.131
NGL Rate	0.	0.	bbls/mo							Gas	75.1216	75.1216	25.00	743.506
NGL Yield	0.0	0.0	bbl/MMcf										30.00	397.220
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAJFTB6KK
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
								Start Date: 05/2016		8 Months in year ‘16			32.083 Year Life (05/2048)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 82	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 5

Cawley, Gillespie & Associates, Inc.

Figure 6

ENERGY & EXPLORATION -- BUCKAROO 5H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			10/2013 Cumulatives	34.66 Year Life (07/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,229.	94.8	1.26	7.1	127.	Initial	Final	Oil - mbbls	0.0	283.5	283.5	75.121 NI	212.948	20,340.760	981.573	4,226.932	9,244.950	3,200.461
Gas - mcf/mo	5,323.	94.7	1.28	5.6	109.	520.	858.	Gas - mmcf	0.0	167.0	167.0	100.000 WI	125.481	611.974	499.279	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAHM35FDHJ
Reservoir : WOODBINE

BUCKAROO 5H
MORRISON A-547
TX 05 OIL

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 89*

Table 6

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — BUCKAROO 5H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	48.1	25.1	0.0	36.158	18.876	0.000	95.520	4.877	0.000
12-2017	39.5	20.9	0.0	29.696	15.694	0.000	95.520	4.877	0.000

12-2018	24.8	13.3	0.0	18.660	10.020	0.000	95.520	4.877	0.000
12-2019	18.6	10.2	0.0	13.986	7.630	0.000	95.520	4.877	0.000
12-2020	15.1	8.4	0.0	11.329	6.279	0.000	95.520	4.877	0.000
12-2021	12.8	7.2	0.0	9.594	5.401	0.000	95.520	4.877	0.000
12-2022	11.1	6.4	0.0	8.361	4.781	0.000	95.520	4.877	0.000

12-2023	9.9	5.8	0.0	7.437	4.320	0.000	95.520	4.877	0.000
12-2024	8.9	5.3	0.0	6.714	3.962	0.000	95.520	4.877	0.000
12-2025	8.2	4.9	0.0	6.133	3.676	0.000	95.520	4.877	0.000
12-2026	7.5	4.6	0.0	5.654	3.442	0.000	95.520	4.877	0.000
12-2027	7.0	4.3	0.0	5.248	3.245	0.000	95.520	4.877	0.000

S Tot	211.6	116.2	0.0	158.972	87.325	0.000	95.520	4.877	0.000
After	71.9	50.8	0.0	53.976	38.157	0.000	95.520	4.877	0.000
Total	283.5	167.0	0.0	212.948	125.481	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	283.5	167.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	3,453.860	92.058	0.000	0.000	3,545.918	158.878	6.904	0.000	3,380.136
12-2017	2,836.578	76.538	0.000	0.000	2,913.116	130.483	5.740	0.000	2,776.894

12-2018	1,782.435	48.870	0.000	0.000	1,831.305	81.992	3.665	0.000	1,745.648
12-2019	1,335.964	37.211	0.000	0.000	1,373.175	61.454	2.791	0.000	1,308.930
12-2020	1,082.194	30.620	0.000	0.000	1,112.814	49.781	2.297	0.000	1,060.737
12-2021	916.393	26.339	0.000	0.000	942.732	42.154	1.975	0.000	898.602
12-2022	798.683	23.318	0.000	0.000	822.002	36.739	1.749	0.000	783.513

12-2023	710.342	21.067	0.000	0.000	731.409	32.676	1.580	0.000	697.153
12-2024	641.345	19.321	0.000	0.000	660.665	29.502	1.449	0.000	629.715
12-2025	585.810	17.926	0.000	0.000	603.736	26.947	1.344	0.000	575.444
12-2026	540.047	16.786	0.000	0.000	556.834	24.842	1.259	0.000	530.732
12-2027	501.316	15.828	0.000	0.000	517.144	23.061	1.187	0.000	492.896

S Tot	15,184.967	425.884	0.000	0.000	15,610.850	698.508	31.941	0.000	14,880.399
After	5,155.794	186.090	0.000	0.000	5,341.885	237.167	13.957	0.000	5,090.761
Total	20,340.760	611.974	0.000	0.000	20,952.736	935.675	45.898	0.000	19,971.160

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	84.503	1.0	1.00	236.816	0.000	6,000.000	6,321.319	–2,941.184	–2,941.184	–2,430.087
12-2017	69.422	1.0	1.00	246.128	0.000	0.000	315.551	2,461.343	–479.841	–685.324

12-2018	43.641	1.0	1.00	191.352	0.000	0.000	234.994	1,510.654	1,030.814	286.109
12-2019	32.723	1.0	1.00	168.085	0.000	0.000	200.808	1,108.121	2,138.935	933.376
12-2020	26.518	1.0	1.00	154.827	0.000	0.000	181.345	879.391	3,018.326	1,400.135
12-2021	22.465	1.0	1.00	146.145	0.000	0.000	168.610	729.992	3,748.319	1,752.277
12-2022	19.588	1.0	1.00	139.969	0.000	0.000	159.557	623.957	4,372.275	2,025.853

12-2023	17.429	1.0	1.00	135.326	0.000	0.000	152.755	544.399	4,916.674	2,242.818
12-2024	15.743	1.0	1.00	131.694	0.000	0.000	147.436	482.278	5,398.952	2,417.533
12-2025	14.386	1.0	1.00	128.766	0.000	0.000	143.152	432.292	5,831.244	2,559.892
12-2026	13.268	1.0	1.00	126.352	0.000	0.000	139.620	391.113	6,222.356	2,676.972
12-2027	12.322	1.0	1.00	124.308	0.000	0.000	136.631	356.265	6,578.622	2,773.923

S Tot	372.010			1,929.768	0.000	6,000.000	8,301.778	6,578.622	6,578.622	2,773.923
After	127.269			2,297.164	0.000	0.000	2,424.433	2,666.329	9,244.950	3,200.461
Total	499.279			4,226.932	0.000	6,000.000	10,726.211	9,244.950	9,244.950	3,200.461

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	5,277.585
Oil Rate	10,229.	127.	bbls/mo	94.8%	1.26	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	3,200.461
Gas Rate	5,322.	109.	Mcf/mo	94.7%	1.28	5.6%				Revenue			15.00	1,989.673
GOR	520.	858.	scf/bbl							Oil	75.1216	75.1216	20.00	1,230.296
NGL Rate	0.	0.	bbls/mo							Gas	75.1216	75.1216	25.00	729.808
NGL Yield	0.0	0.0	bbl/MMcf										30.00	388.630
Gas Shrinkage	0.0	0.0%											PROPNUM: OAHM35FDHJ
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 06/2016			7 Months in year ‘16			32.084 Year Life (07/2048)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 89	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 6

Cawley, Gillespie & Associates, Inc.

Figure 7

ENERGY & EXPLORATION -- COW TOWN 2H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013					GOR - scf/bbl			10/2013 Cumulatives	35.50 Year Life (05/2049)		Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}					Remaining Reserves	Ultimate Recovery								
Oil - bbls/mo	8,713.	86.2	1.26	7.0	128.	Initial	Final	Oil - mbbls	0.0	304.4	304.4	75.000	NI	228.266	21,804.008	1,038.072	4,400.636	10,302.298	3,671.908
Gas - mcf/mo	3,139.	86.0	1.29	5.4	84.	360.	656.	Gas - mmcf	0.0	127.9	127.9	100.000	WI	95.928	467.843	530.844	6,000.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount •••
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAIR5BHHA
Reservoir : WOODBINE

COW TOWN 2H
MORRISON A-547
TX 05 OIL

♦ ⊗ ❄ -- Annual Averages   Perfs: 0 - 0   Status:
First Production 00/ 0   First Data 00/ 0   Last Data 00/ 0
10 / 30 / 2013   12 : 58 : 22   21   API:

KJM G:\CGA3343\Ariesw\pud.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 79

Table 7

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — COW TOWN 2H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	16.3	5.9	0.0	12.233	4.410	0.000	95.520	4.877	0.000
12-2016	55.0	20.0	0.0	41.232	15.005	0.000	95.520	4.877	0.000
12-2017	31.1	11.5	0.0	23.323	8.647	0.000	95.520	4.877	0.000

12-2018	22.5	8.5	0.0	16.890	6.376	0.000	95.520	4.877	0.000
12-2019	17.9	6.9	0.0	13.445	5.168	0.000	95.520	4.877	0.000
12-2020	15.0	5.9	0.0	11.265	4.409	0.000	95.520	4.877	0.000
12-2021	13.0	5.2	0.0	9.748	3.884	0.000	95.520	4.877	0.000
12-2022	11.5	4.7	0.0	8.625	3.499	0.000	95.520	4.877	0.000

12-2023	10.3	4.3	0.0	7.757	3.204	0.000	95.520	4.877	0.000
12-2024	9.4	4.0	0.0	7.064	2.971	0.000	95.520	4.877	0.000
12-2025	8.7	3.7	0.0	6.496	2.782	0.000	95.520	4.877	0.000
12-2026	8.0	3.5	0.0	6.021	2.625	0.000	95.520	4.877	0.000
12-2027	7.5	3.3	0.0	5.599	2.485	0.000	95.520	4.877	0.000

S Tot	226.3	87.3	0.0	169.698	65.465	0.000	95.520	4.877	0.000
After	78.1	40.6	0.0	58.568	30.463	0.000	95.520	4.877	0.000
Total	304.4	127.9	0.0	228.266	95.928	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	304.4	127.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	1,168.500	21.509	0.000	0.000	1,190.009	53.751	1.613	0.000	1,134.645
12-2016	3,938.441	73.178	0.000	0.000	4,011.619	181.168	5.488	0.000	3,824.962
12-2017	2,227.857	42.170	0.000	0.000	2,270.027	102.481	3.163	0.000	2,164.382

12-2018	1,613.338	31.097	0.000	0.000	1,644.435	74.214	2.332	0.000	1,567.889
12-2019	1,284.253	25.205	0.000	0.000	1,309.458	59.076	1.890	0.000	1,248.492
12-2020	1,076.009	21.502	0.000	0.000	1,097.511	49.496	1.613	0.000	1,046.402
12-2021	931.116	18.944	0.000	0.000	950.060	42.831	1.421	0.000	905.808
12-2022	823.875	17.066	0.000	0.000	840.941	37.898	1.280	0.000	801.763

12-2023	740.966	15.627	0.000	0.000	756.593	34.084	1.172	0.000	721.337
12-2024	674.753	14.489	0.000	0.000	689.242	31.039	1.087	0.000	657.116
12-2025	620.527	13.566	0.000	0.000	634.093	28.544	1.017	0.000	604.531
12-2026	575.120	12.801	0.000	0.000	587.921	26.456	0.960	0.000	560.506
12-2027	534.806	12.120	0.000	0.000	546.926	24.601	0.909	0.000	521.416

S Tot	16,209.561	319.274	0.000	0.000	16,528.836	745.640	23.946	0.000	15,759.249
After	5,594.447	148.569	0.000	0.000	5,743.016	257.345	11.143	0.000	5,474.529
Total	21,804.008	467.843	0.000	0.000	22,271.850	1,002.984	35.088	0.000	21,233.777

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	28.366	1.0	1.00	74.877	0.000	6,000.000	6,103.244	–4,968.599	–4,968.599	–4,192.180
12-2016	95.624	1.0	1.00	295.811	0.000	0.000	391.435	3,433.527	–1,535.072	–1,511.068
12-2017	54.110	1.0	1.00	210.225	0.000	0.000	264.335	1,900.048	364.976	–166.557

12-2018	39.197	1.0	1.00	179.388	0.000	0.000	218.585	1,349.304	1,714.281	700.543
12-2019	31.212	1.0	1.00	162.832	0.000	0.000	194.045	1,054.447	2,768.728	1,316.239
12-2020	26.160	1.0	1.00	152.333	0.000	0.000	178.493	867.909	3,636.637	1,776.800
12-2021	22.645	1.0	1.00	145.012	0.000	0.000	167.657	738.150	4,374.788	2,132.820
12-2022	20.044	1.0	1.00	139.584	0.000	0.000	159.628	642.135	5,016.922	2,414.333

12-2023	18.033	1.0	1.00	135.381	0.000	0.000	153.415	567.922	5,584.844	2,640.650
12-2024	16.428	1.0	1.00	132.020	0.000	0.000	148.448	508.668	6,093.513	2,824.912
12-2025	15.113	1.0	1.00	129.264	0.000	0.000	144.377	460.154	6,553.667	2,976.436
12-2026	14.013	1.0	1.00	126.955	0.000	0.000	140.967	419.538	6,973.205	3,102.020
12-2027	13.035	1.0	1.00	124.917	0.000	0.000	137.952	383.464	7,356.668	3,206.371

S Tot	393.981			2,008.600	0.000	6,000.000	8,402.581	7,356.668	7,356.668	3,206.371
After	136.863			2,392.036	0.000	0.000	2,528.899	2,945.629	10,302.298	3,671.908
Total	530.844			4,400.636	0.000	6,000.000	10,931.480	10,302.298	10,302.298	3,671.908

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	5,957.563
Oil Rate	8,712.	127.	bbls/mo	86.3%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	3,671.907
Gas Rate	3,139.	84.	Mcf/mo	86.0%	1.29	5.4%				Revenue			15.00	2,322.155
GOR	360.	656.	scf/bbl							Oil	75.0000	75.0000	20.00	1,459.646
NGL Rate	0.	0.	bbls/mo							Gas	75.0000	75.0000	25.00	878.024
NGL Yield	0.0	0.0	bbl/MMcf										30.00	470.964
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAIR5BHHA
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 11/2015			2 Months in year ‘15			33.500 Year Life (05/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 79	DEFAULT 10/30/2013	11:05:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 7

Cawley, Gillespie & Associates, Inc.

Figure 8

ENERGY & EXPLORATION -- COW TOWN 3H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	35.58 Year Life (05/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	8,713.	86.2	1.26	7.0	128.	Initial	Final	Oil - mbbls	0.0	304.4	304.4	75.000 NI	228.266	21,804.008	1,038.072	4,400.636	10,302.298	3,642.858
Gas - mcf/mo	3,139.	86.0	1.29	5.4	84.	360.	656.	Gas - mmcf	0.0	127.9	127.9	100.000 WI	95.928	467.843	530.844	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

PROPNUM: OAAJB6FAIK
Reservoir : WOODBINE

COW TOWN 3H
MORRISON A-547
TX 05 OIL

◆ ® ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API:

KJM G:\CGA3343\Ariesw\pud.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) *ASN 80*

Table 8

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — COW TOWN 3H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	8.7	3.1	0.0	6.535	2.354	0.000	95.520	4.877	0.000
12-2016	59.3	21.6	0.0	44.488	16.164	0.000	95.520	4.877	0.000
12-2017	32.2	11.9	0.0	24.132	8.933	0.000	95.520	4.877	0.000

12-2018	23.0	8.7	0.0	17.272	6.511	0.000	95.520	4.877	0.000
12-2019	18.2	7.0	0.0	13.671	5.247	0.000	95.520	4.877	0.000
12-2020	15.2	5.9	0.0	11.416	4.461	0.000	95.520	4.877	0.000
12-2021	13.1	5.2	0.0	9.857	3.922	0.000	95.520	4.877	0.000
12-2022	11.6	4.7	0.0	8.708	3.528	0.000	95.520	4.877	0.000

12-2023	10.4	4.3	0.0	7.822	3.226	0.000	95.520	4.877	0.000
12-2024	9.5	4.0	0.0	7.116	2.988	0.000	95.520	4.877	0.000
12-2025	8.7	3.7	0.0	6.540	2.796	0.000	95.520	4.877	0.000
12-2026	8.1	3.5	0.0	6.058	2.637	0.000	95.520	4.877	0.000
12-2027	7.5	3.3	0.0	5.633	2.496	0.000	95.520	4.877	0.000

S Tot	225.7	87.0	0.0	169.247	65.263	0.000	95.520	4.877	0.000
After	78.7	40.9	0.0	59.020	30.665	0.000	95.520	4.877	0.000
Total	304.4	127.9	0.0	228.266	95.928	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	304.4	127.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	624.186	11.482	0.000	0.000	635.668	28.713	0.861	0.000	606.094
12-2016	4,249.537	78.831	0.000	0.000	4,328.369	195.479	5.912	0.000	4,126.977
12-2017	2,305.070	43.565	0.000	0.000	2,348.634	106.033	3.267	0.000	2,239.334

12-2018	1,649.814	31.752	0.000	0.000	1,681.566	75.891	2.381	0.000	1,603.293
12-2019	1,305.868	25.591	0.000	0.000	1,331.458	60.070	1.919	0.000	1,269.469
12-2020	1,090.447	21.758	0.000	0.000	1,112.204	50.161	1.632	0.000	1,060.412
12-2021	941.507	19.127	0.000	0.000	960.634	43.309	1.435	0.000	915.890
12-2022	831.747	17.204	0.000	0.000	848.951	38.260	1.290	0.000	809.400

12-2023	747.156	15.734	0.000	0.000	762.891	34.369	1.180	0.000	727.341
12-2024	679.761	14.575	0.000	0.000	694.336	31.269	1.093	0.000	661.974
12-2025	624.671	13.636	0.000	0.000	638.307	28.735	1.023	0.000	608.549
12-2026	578.649	12.861	0.000	0.000	591.510	26.618	0.965	0.000	563.927
12-2027	538.050	12.175	0.000	0.000	550.225	24.750	0.913	0.000	524.562

S Tot	16,166.462	318.289	0.000	0.000	16,484.752	743.657	23.872	0.000	15,717.222
After	5,637.546	149.554	0.000	0.000	5,787.101	259.327	11.217	0.000	5,516.557
Total	21,804.008	467.843	0.000	0.000	22,271.852	1,002.984	35.088	0.000	21,233.777

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	15.152	1.0	1.00	39.432	0.000	6,000.000	6,054.584	–5,448.490	–5,448.490	–4,547.824
12-2016	103.174	1.0	1.00	311.355	0.000	0.000	414.529	3,712.448	–1,736.042	–1,647.140
12-2017	55.983	1.0	1.00	214.095	0.000	0.000	270.078	1,969.256	233.213	–253.467

12-2018	40.082	1.0	1.00	181.221	0.000	0.000	221.303	1,381.990	1,615.203	634.690
12-2019	31.737	1.0	1.00	163.921	0.000	0.000	195.658	1,073.811	2,689.014	1,261.713
12-2020	26.510	1.0	1.00	153.061	0.000	0.000	179.572	880.840	3,569.854	1,729.146
12-2021	22.897	1.0	1.00	145.538	0.000	0.000	168.435	747.455	4,317.309	2,089.659
12-2022	20.235	1.0	1.00	139.983	0.000	0.000	160.218	649.182	4,966.491	2,374.264

12-2023	18.184	1.0	1.00	135.695	0.000	0.000	153.879	573.462	5,539.954	2,602.792
12-2024	16.549	1.0	1.00	132.274	0.000	0.000	148.824	513.150	6,053.103	2,788.678
12-2025	15.214	1.0	1.00	129.475	0.000	0.000	144.688	463.861	6,516.964	2,941.423
12-2026	14.098	1.0	1.00	127.134	0.000	0.000	141.232	422.695	6,939.659	3,067.952
12-2027	13.114	1.0	1.00	125.080	0.000	0.000	138.194	386.368	7,326.027	3,173.094

S Tot	392.931			1,998.264	0.000	6,000.000	8,391.195	7,326.027	7,326.027	3,173.094
After	137.914			2,402.372	0.000	0.000	2,540.286	2,976.271	10,302.295	3,642.858
Total	530.844			4,400.636	0.000	6,000.000	10,931.481	10,302.298	10,302.295	3,642.858

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	5,933.390
Oil Rate	8,712.	127.	bbls/mo	86.3%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	3,642.858
Gas Rate	3,139.	84.	Mcf/mo	86.0%	1.29	5.4%				Revenue			15.00	2,295.266
GOR	360.	656.	scf/bbl							Oil	75.0000	75.0000	20.00	1,437.636
NGL Rate	0.	0.	bbls/mo							Gas	75.0000	75.0000	25.00	861.848
NGL Yield	0.0	0.0	bbl/MMcf										30.00	460.778
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAJB6FAIK
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 12/2015			1 Months in year ‘15			33.500 Year Life (05/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 80	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 8

Cawley, Gillespie & Associates, Inc.

Figure 9

ENERGY & EXPLORATION -- MAVERICK 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	30.41 Year Life (04/2044) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	8,345.	94.8	1.26	6.0	143.			Oil - mbbls	0.0	233.7	233.7	77.012 NI	179.993	17,192.896	943.703	4,571.989	10,257.760	6,057.128
Gas - mcf/mo	33,379.	94.8	1.26	6.0	572.	4,000.	4,000.	Gas - mmcf	0.0	934.9	934.9	100.000 WI	691.892	2,037.731	457.173	3,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA7MJELM3J
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 11/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 22 21 API: 4231330991

MAVERICK 1H

TX 03 OIL

KJM G:\CGA3343\Ariesw\pud.out

(DEFAULT) *ASN 50*

Cawley, Gillespie & Associates, Inc.

Table 9

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — MAVERICK 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	15.3	61.0	0.0	11.751	45.173	0.000	95.520	2.945	0.000
12-2014	45.1	180.4	0.0	34.734	133.517	0.000	95.520	2.945	0.000
12-2015	23.8	95.2	0.0	18.329	70.458	0.000	95.520	2.945	0.000
12-2016	16.9	67.7	0.0	13.026	50.071	0.000	95.520	2.945	0.000
12-2017	13.3	53.4	0.0	10.275	39.499	0.000	95.520	2.945	0.000

12-2018	11.1	44.5	0.0	8.563	32.918	0.000	95.520	2.945	0.000
12-2019	9.6	38.4	0.0	7.384	28.384	0.000	95.520	2.945	0.000
12-2020	8.5	33.8	0.0	6.517	25.052	0.000	95.520	2.945	0.000
12-2021	7.6	30.4	0.0	5.850	22.489	0.000	95.520	2.945	0.000
12-2022	6.9	27.6	0.0	5.320	20.449	0.000	95.520	2.945	0.000

12-2023	6.3	25.4	0.0	4.886	18.784	0.000	95.520	2.945	0.000
12-2024	5.9	23.5	0.0	4.525	17.396	0.000	95.520	2.945	0.000
12-2025	5.5	21.9	0.0	4.219	16.219	0.000	95.520	2.945	0.000
12-2026	5.1	20.5	0.0	3.956	15.206	0.000	95.520	2.945	0.000
12-2027	4.8	19.3	0.0	3.718	14.292	0.000	95.520	2.945	0.000

S Tot	185.8	743.0	0.0	143.055	549.904	0.000	95.520	2.945	0.000
After	48.0	191.9	0.0	36.937	141.987	0.000	95.520	2.945	0.000
Total	233.7	934.9	0.0	179.993	691.892	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	233.7	934.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	1,122.501	133.041	0.000	0.000	1,255.541	51.635	9.978	0.000	1,193.928
12-2014	3,317.771	393.228	0.000	0.000	3,711.000	152.617	29.492	0.000	3,528.890
12-2015	1,750.810	207.509	0.000	0.000	1,958.319	80.537	15.563	0.000	1,862.219
12-2016	1,244.222	147.467	0.000	0.000	1,391.689	57.234	11.060	0.000	1,323.395
12-2017	981.511	116.330	0.000	0.000	1,097.841	45.149	8.725	0.000	1,043.967

12-2018	817.972	96.947	0.000	0.000	914.919	37.627	7.271	0.000	870.021
12-2019	705.325	83.596	0.000	0.000	788.921	32.445	6.270	0.000	750.206
12-2020	622.520	73.782	0.000	0.000	696.302	28.636	5.534	0.000	662.133
12-2021	558.820	66.232	0.000	0.000	625.053	25.706	4.967	0.000	594.379
12-2022	508.140	60.226	0.000	0.000	568.365	23.374	4.517	0.000	540.474

12-2023	466.758	55.321	0.000	0.000	522.079	21.471	4.149	0.000	496.459
12-2024	432.264	51.233	0.000	0.000	483.496	19.884	3.842	0.000	459.770
12-2025	403.024	47.767	0.000	0.000	450.791	18.539	3.583	0.000	428.669
12-2026	377.851	44.784	0.000	0.000	422.634	17.381	3.359	0.000	401.894
12-2027	355.146	42.092	0.000	0.000	397.238	16.337	3.157	0.000	377.745

S Tot	13,664.635	1,619.556	0.000	0.000	15,284.188	628.573	121.467	0.000	14,534.148
After	3,528.262	418.176	0.000	0.000	3,946.439	162.300	31.363	0.000	3,752.775
Total	17,192.896	2,037.731	0.000	0.000	19,230.627	790.873	152.830	0.000	18,286.924

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	29.848	1.0	1.00	71.572	0.000	3,000.000	3,101.421	–1,907.493	–1,907.493	–1,915.716
12-2014	88.222	1.0	1.00	274.837	0.000	0.000	363.060	3,165.830	1,258.338	1,078.876
12-2015	46.555	1.0	1.00	203.947	0.000	0.000	250.503	1,611.716	2,870.053	2,459.293
12-2016	33.085	1.0	1.00	181.029	0.000	0.000	214.114	1,109.281	3,979.334	3,322.009
12-2017	26.099	1.0	1.00	169.144	0.000	0.000	195.243	848.723	4,828.058	3,921.740

12-2018	21.751	1.0	1.00	161.745	0.000	0.000	183.496	686.526	5,514.583	4,362.610
12-2019	18.755	1.0	1.00	156.649	0.000	0.000	175.404	574.802	6,089.386	4,698.104
12-2020	16.553	1.0	1.00	152.903	0.000	0.000	169.456	492.676	6,582.062	4,959.482
12-2021	14.859	1.0	1.00	150.021	0.000	0.000	164.881	429.499	7,011.560	5,166.604
12-2022	13.512	1.0	1.00	147.728	0.000	0.000	161.240	379.234	7,390.793	5,332.846

12-2023	12.411	1.0	1.00	145.856	0.000	0.000	158.268	338.191	7,728.984	5,467.610
12-2024	11.494	1.0	1.00	144.296	0.000	0.000	155.790	303.980	8,032.964	5,577.723
12-2025	10.717	1.0	1.00	142.973	0.000	0.000	153.690	274.979	8,307.943	5,668.271
12-2026	10.047	1.0	1.00	141.834	0.000	0.000	151.882	250.013	8,557.956	5,743.112
12-2027	9.444	1.0	1.00	140.807	0.000	0.000	150.251	227.494	8,785.450	5,805.022

S Tot	363.354			2,385.344	0.000	3,000.000	5,748.699	8,785.450	8,785.450	5,805.022
After	93.819			2,186.645	0.000	0.000	2,280.465	1,472.310	10,257.761	6,057.128
Total	457.173			4,571.989	0.000	3,000.000	8,029.163	10,257.760	10,257.761	6,057.128

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	7,611.101
Oil Rate	8,344.	143.	bbls/mo	94.8%	1.26	6.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	6,057.129
Gas Rate	33,378.	572.	Mcf/mo	94.8%	1.26	6.0%				Revenue			15.00	5,037.404
GOR	4,000.	4,000.	scf/bbl							Oil	77.0127	77.0127	20.00	4,311.892
NGL Rate	0.	0.	bbls/mo							Gas	77.0127	77.0127	25.00	3,764.645
NGL Yield	0.0	0.0	bbl/MMcf										30.00	3,333.808
Gas Shrinkage	3.9	3.9%											PROPNUM: OA7MJELM3J
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 11/2013			2 Months in year ‘13			30.417 Year Life (04/2044)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 50	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 9

Cawley, Gillespie & Associates, Inc.

Figure 10

ENERGY & EXPLORATION PAR -- MCVEY UNIT A 3H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	32.58 Year Life (05/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,411.	90.2	1.26	6.0	125.			Oil - mbbls	0.0	205.9	205.9	77.197 NI	158.935	15,181.464	728.752	3,985.319	4,501.341	798.944
Gas - mcf/mo	5,211.	85.1	1.56	5.7	202.	813.	1,610.	Gas - mmcf	0.0	249.0	249.0	100.000 WI	137.650	405.400	371.453	6,000.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

PROPNUM: OAAF744M11
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 11/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

MCVEY UNIT A 3H
SEC: BLK: SRV:L
TX 03 OIL

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 64*

Cawley, Gillespie & Associates, Inc.

Table 10

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — MCVEY UNIT A 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	28.5	24.4	0.0	21.991	13.489	0.000	95.520	2.945	0.000
12-2016	29.4	28.6	0.0	22.710	15.803	0.000	95.520	2.945	0.000
12-2017	18.4	19.7	0.0	14.221	10.865	0.000	95.520	2.945	0.000

12-2018	13.8	15.6	0.0	10.645	8.622	0.000	95.520	2.945	0.000
12-2019	11.2	13.2	0.0	8.617	7.286	0.000	95.520	2.945	0.000
12-2020	9.4	11.5	0.0	7.294	6.381	0.000	95.520	2.945	0.000
12-2021	8.2	10.3	0.0	6.356	5.720	0.000	95.520	2.945	0.000
12-2022	7.3	9.4	0.0	5.651	5.211	0.000	95.520	2.945	0.000

12-2023	6.6	8.7	0.0	5.102	4.806	0.000	95.520	2.945	0.000
12-2024	6.0	8.1	0.0	4.659	4.473	0.000	95.520	2.945	0.000
12-2025	5.6	7.6	0.0	4.295	4.194	0.000	95.520	2.945	0.000
12-2026	5.2	7.2	0.0	3.989	3.956	0.000	95.520	2.945	0.000
12-2027	4.8	6.8	0.0	3.728	3.751	0.000	95.520	2.945	0.000

S Tot	154.5	171.1	0.0	119.258	94.556	0.000	95.520	2.945	0.000
After	51.4	78.0	0.0	39.676	43.094	0.000	95.520	2.945	0.000
Total	205.9	249.0	0.0	158.935	137.650	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	205.9	249.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	2,100.563	39.726	0.000	0.000	2,140.289	96.626	2.979	0.000	2,040.684
12-2016	2,169.244	46.542	0.000	0.000	2,215.786	99.785	3.491	0.000	2,112.510
12-2017	1,358.375	31.999	0.000	0.000	1,390.373	62.485	2.400	0.000	1,325.488

12-2018	1,016.839	25.392	0.000	0.000	1,042.231	46.775	1.904	0.000	993.552
12-2019	823.142	21.457	0.000	0.000	844.599	37.865	1.609	0.000	805.125
12-2020	696.744	18.793	0.000	0.000	715.537	32.050	1.409	0.000	682.077
12-2021	607.078	16.846	0.000	0.000	623.924	27.926	1.263	0.000	594.735
12-2022	539.821	15.348	0.000	0.000	555.169	24.832	1.151	0.000	529.187

12-2023	487.312	14.154	0.000	0.000	501.465	22.416	1.062	0.000	477.987
12-2024	445.061	13.174	0.000	0.000	458.234	20.473	0.988	0.000	436.774
12-2025	410.254	12.352	0.000	0.000	422.606	18.872	0.926	0.000	402.808
12-2026	381.030	11.652	0.000	0.000	392.682	17.527	0.874	0.000	374.281
12-2027	356.110	11.046	0.000	0.000	367.157	16.381	0.828	0.000	349.947

S Tot	11,391.572	278.481	0.000	0.000	11,670.052	524.012	20.886	0.000	11,125.156
After	3,789.893	126.919	0.000	0.000	3,916.812	174.335	9.519	0.000	3,732.958
Total	15,181.464	405.400	0.000	0.000	15,586.864	698.347	30.405	0.000	14,858.114

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	51.017	1.0	1.00	178.225	0.000	6,000.000	6,229.242	–4,188.558	–4,188.558	–3,687.375
12-2016	52.813	1.0	1.00	232.053	0.000	0.000	284.866	1,827.644	–2,360.914	–2,262.125
12-2017	33.137	1.0	1.00	182.281	0.000	0.000	215.418	1,110.070	–1,250.844	–1,476.853

12-2018	24.839	1.0	1.00	161.253	0.000	0.000	186.092	807.460	–443.384	–958.009
12-2019	20.128	1.0	1.00	149.296	0.000	0.000	169.424	635.701	192.317	–586.829
12-2020	17.052	1.0	1.00	141.475	0.000	0.000	158.527	523.550	715.867	–309.001
12-2021	14.868	1.0	1.00	135.916	0.000	0.000	150.784	443.951	1,159.818	–94.870
12-2022	13.230	1.0	1.00	131.738	0.000	0.000	144.968	384.219	1,544.036	73.580

12-2023	11.950	1.0	1.00	128.472	0.000	0.000	140.421	337.566	1,881.603	208.108
12-2024	10.919	1.0	1.00	125.840	0.000	0.000	136.759	300.014	2,181.617	316.793
12-2025	10.070	1.0	1.00	123.670	0.000	0.000	133.740	269.068	2,450.685	405.401
12-2026	9.357	1.0	1.00	121.846	0.000	0.000	131.203	243.078	2,693.762	478.168
12-2027	8.749	1.0	1.00	120.290	0.000	0.000	129.039	220.908	2,914.671	538.284

S Tot	278.129			1,932.355	0.000	6,000.000	8,210.484	2,914.671	2,914.671	538.284
After	93.324			2,052.964	0.000	0.000	2,146.288	1,586.671	4,501.341	798.944
Total	371.453			3,985.319	0.000	6,000.000	10,356.772	4,501.341	4,501.341	798.944

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	2,081.792
Oil Rate	6,411.	125.	bbls/mo	90.3%	1.26	6.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	798.944
Gas Rate	5,210.	202.	Mcf/mo	85.2%	1.56	5.7%				Revenue			15.00	48.667
GOR	812.	1,610.	scf/bbl							Oil	77.1972	77.1972	20.00	–419.922
NGL Rate	0.	0.	bbls/mo							Gas	77.1972	77.1972	25.00	–725.072
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–928.627
Gas Shrinkage	28.4	28.4%											PROPNUM: OAAF744M11
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 07/2015			6 Months in year ‘15			30.916 Year Life (05/2046)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 64	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 10

Cawley, Gillespie & Associates, Inc.

Figure 11

ENERGY & EXPLORATION PAR -- MCVEY UNIT A 4H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	32.66 Year Life (07/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,411.	90.2	1.26	6.0	125.	Initial	Final	Oil - mbbls	0.0	205.9	205.9	77.197 NI	158.935	15,181.464	728.752	3,985.319	4,501.341	792.624
Gas - mcf/mo	5,211.	85.1	1.56	5.7	202.	813.	1,610.	Gas - mmcf	0.0	249.0	249.0	100.000 WI	137.650	405.400	371.453	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAFH9CP2U
Reservoir : WOODBINE

MCVEY UNIT A 4H
SEC: BLK: SRV:L
TX 03 OIL

◆ ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 11/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 65*

Table 11

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — MCVEY UNIT A 4H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL

12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	24.9	21.2	0.0	19.232	11.699	0.000	95.520	2.945	0.000
12-2016	31.1	29.9	0.0	24.023	16.530	0.000	95.520	2.945	0.000
12-2017	19.0	20.1	0.0	14.650	11.127	0.000	95.520	2.945	0.000

12-2018	14.1	15.9	0.0	10.865	8.763	0.000	95.520	2.945	0.000
12-2019	11.3	13.3	0.0	8.753	7.377	0.000	95.520	2.945	0.000
12-2020	9.6	11.7	0.0	7.387	6.445	0.000	95.520	2.945	0.000
12-2021	8.3	10.4	0.0	6.423	5.768	0.000	95.520	2.945	0.000
12-2022	7.4	9.5	0.0	5.703	5.249	0.000	95.520	2.945	0.000

12-2023	6.7	8.7	0.0	5.143	4.836	0.000	95.520	2.945	0.000
12-2024	6.1	8.1	0.0	4.693	4.498	0.000	95.520	2.945	0.000
12-2025	5.6	7.6	0.0	4.323	4.216	0.000	95.520	2.945	0.000
12-2026	5.2	7.2	0.0	4.013	3.975	0.000	95.520	2.945	0.000
12-2027	4.9	6.8	0.0	3.748	3.767	0.000	95.520	2.945	0.000

S Tot	154.1	170.5	0.0	118.957	94.250	0.000	95.520	2.945	0.000
After	51.8	78.5	0.0	39.978	43.399	0.000	95.520	2.945	0.000
Total	205.9	249.0	0.0	158.935	137.650	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	205.9	249.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	1,837.048	34.454	0.000	0.000	1,871.503	84.504	2.584	0.000	1,784.415
12-2016	2,294.650	48.684	0.000	0.000	2,343.334	105.554	3.651	0.000	2,234.129
12-2017	1,399.415	32.769	0.000	0.000	1,432.184	64.373	2.458	0.000	1,365.354

12-2018	1,037.848	25.809	0.000	0.000	1,063.657	47.741	1.936	0.000	1,013.980
12-2019	836.092	21.725	0.000	0.000	857.817	38.460	1.629	0.000	817.728
12-2020	705.601	18.983	0.000	0.000	724.584	32.458	1.424	0.000	690.702
12-2021	613.555	16.988	0.000	0.000	630.544	28.224	1.274	0.000	601.046
12-2022	544.784	15.460	0.000	0.000	560.244	25.060	1.160	0.000	534.024

12-2023	491.248	14.244	0.000	0.000	505.492	22.597	1.068	0.000	481.826
12-2024	448.266	13.249	0.000	0.000	461.515	20.620	0.994	0.000	439.901
12-2025	412.920	12.416	0.000	0.000	425.335	18.994	0.931	0.000	405.410
12-2026	383.286	11.706	0.000	0.000	394.993	17.631	0.878	0.000	376.483
12-2027	358.047	11.094	0.000	0.000	369.140	16.470	0.832	0.000	351.838

S Tot	11,362.760	277.582	0.000	0.000	11,640.342	522.687	20.819	0.000	11,096.835
After	3,818.705	127.818	0.000	0.000	3,946.523	175.660	9.586	0.000	3,761.276
Total	15,181.464	405.400	0.000	0.000	15,586.865	698.347	30.405	0.000	14,858.111

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
End	Taxes	Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	44.610	1.0	1.00	153.817	0.000	6,000.000	6,198.428	–4,414.013	–4,414.013	–3,840.867
12-2016	55.853	1.0	1.00	239.740	0.000	0.000	295.593	1,938.536	–2,475.477	–2,328.610
12-2017	34.134	1.0	1.00	184.805	0.000	0.000	218.938	1,146.415	–1,329.062	–1,517.543

12-2018	25.350	1.0	1.00	162.548	0.000	0.000	187.898	826.082	–502.979	–986.706
12-2019	20.443	1.0	1.00	150.096	0.000	0.000	170.540	647.188	144.209	–608.808
12-2020	17.268	1.0	1.00	142.024	0.000	0.000	159.291	531.411	675.620	–326.803
12-2021	15.026	1.0	1.00	136.318	0.000	0.000	151.344	449.702	1,125.322	–109.896
12-2022	13.351	1.0	1.00	132.047	0.000	0.000	145.397	388.627	1,513.949	60.489

12-2023	12.046	1.0	1.00	128.717	0.000	0.000	140.762	341.064	1,855.013	196.412
12-2024	10.998	1.0	1.00	126.040	0.000	0.000	137.037	302.864	2,157.876	306.130
12-2025	10.135	1.0	1.00	123.836	0.000	0.000	133.971	271.439	2,429.315	395.518
12-2026	9.412	1.0	1.00	121.987	0.000	0.000	131.399	245.084	2,674.399	468.887
12-2027	8.796	1.0	1.00	120.411	0.000	0.000	129.207	222.631	2,897.031	529.473

S Tot	277.421			1,922.385	0.000	6,000.000	8,199.806	2,897.031	2,897.031	529.473
After	94.032			2,062.934	0.000	0.000	2,156.966	1,604.311	4,501.341	792.624
Total	371.453			3,985.319	0.000	6,000.000	10,356.772	4,501.341	4,501.341	792.624

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	2,073.345
Oil Rate	6,411.	125.	bbls/mo	90.3%	1.26	6.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	792.624
Gas Rate	5,210.	202.	Mcf/mo	85.2%	1.56	5.7%				Revenue			15.00	48.103
GOR	812.	1,610.	scf/bbl							Oil	77.1973	77.1973	20.00	–413.590
NGL Rate	0.	0.	bbls/mo							Gas	77.1973	77.1973	25.00	–711.714
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–908.544
Gas Shrinkage	28.4	28.4%											PROPNUM: OAAFH9CP2U
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 08/2015			5 Months in year ‘15			30.917 Year Life (07/2046)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 65	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 11

Cawley, Gillespie & Associates, Inc.

Figure 12

ENERGY & EXPLORATION -- QUICK DRAW 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final
Oil - bbls/mo	8,345.	94.8	1.26	6.0	142.		
Gas - mcf/mo	33,379.	94.8	1.26	6.0	569.	4,000.	4,000.

	10/2013 Cumulatives	30.50 Year Life (05/2044) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	233.9	233.9	77.421 NI	181.057	17,294.594	949.285	4,582.858	10,352.360	6,114.212
Gas - mmcf	0.0	935.4	935.4	100.000 WI	695.984	2,049.785	459.877	3,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA7MF0RP2W
Reservoir : WOODBINE

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 11/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API: 4231331009

Cawley, Gillespie & Associates, Inc.

QUICK DRAW 1H
TX 03 OIL
KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 49*

Table 12

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — QUICK DRAW 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	15.3	61.0	0.0	11.814	45.412	0.000	95.520	2.945	0.000
12-2014	45.1	180.4	0.0	34.918	134.225	0.000	95.520	2.945	0.000
12-2015	23.8	95.2	0.0	18.426	70.831	0.000	95.520	2.945	0.000
12-2016	16.9	67.7	0.0	13.095	50.337	0.000	95.520	2.945	0.000
12-2017	13.3	53.4	0.0	10.330	39.708	0.000	95.520	2.945	0.000

12-2018	11.1	44.5	0.0	8.609	33.092	0.000	95.520	2.945	0.000
12-2019	9.6	38.4	0.0	7.423	28.535	0.000	95.520	2.945	0.000
12-2020	8.5	33.8	0.0	6.552	25.185	0.000	95.520	2.945	0.000
12-2021	7.6	30.4	0.0	5.881	22.608	0.000	95.520	2.945	0.000
12-2022	6.9	27.6	0.0	5.348	20.557	0.000	95.520	2.945	0.000

12-2023	6.3	25.4	0.0	4.912	18.883	0.000	95.520	2.945	0.000
12-2024	5.9	23.5	0.0	4.549	17.488	0.000	95.520	2.945	0.000
12-2025	5.5	21.9	0.0	4.242	16.305	0.000	95.520	2.945	0.000
12-2026	5.1	20.5	0.0	3.977	15.286	0.000	95.520	2.945	0.000
12-2027	4.8	19.3	0.0	3.738	14.368	0.000	95.520	2.945	0.000

S Tot	185.8	743.0	0.0	143.814	552.820	0.000	95.520	2.945	0.000
After	48.1	192.4	0.0	37.243	143.164	0.000	95.520	2.945	0.000
Total	233.9	935.4	0.0	181.057	695.984	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	233.9	935.4

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	1,128.453	133.746	0.000	0.000	1,262.199	51.909	10.031	0.000	1,200.260
12-2014	3,335.366	395.313	0.000	0.000	3,730.679	153.427	29.648	0.000	3,547.604
12-2015	1,760.094	208.609	0.000	0.000	1,968.704	80.964	15.646	0.000	1,872.094
12-2016	1,250.820	148.249	0.000	0.000	1,399.069	57.538	11.119	0.000	1,330.413
12-2017	986.716	116.947	0.000	0.000	1,103.663	45.389	8.771	0.000	1,049.503

12-2018	822.310	97.462	0.000	0.000	919.771	37.826	7.310	0.000	874.635
12-2019	709.065	84.040	0.000	0.000	793.105	32.617	6.303	0.000	754.185
12-2020	625.821	74.173	0.000	0.000	699.995	28.788	5.563	0.000	665.644
12-2021	561.784	66.584	0.000	0.000	628.367	25.842	4.994	0.000	597.531
12-2022	510.834	60.545	0.000	0.000	571.379	23.498	4.541	0.000	543.340

12-2023	469.233	55.614	0.000	0.000	524.847	21.585	4.171	0.000	499.091
12-2024	434.556	51.504	0.000	0.000	486.060	19.990	3.863	0.000	462.208
12-2025	405.161	48.020	0.000	0.000	453.181	18.637	3.602	0.000	430.942
12-2026	379.855	45.021	0.000	0.000	424.876	17.473	3.377	0.000	404.026
12-2027	357.029	42.316	0.000	0.000	399.345	16.423	3.174	0.000	379.748

S Tot	13,737.097	1,628.144	0.000	0.000	15,365.241	631.906	122.111	0.000	14,611.223
After	3,557.498	421.641	0.000	0.000	3,979.139	163.645	31.623	0.000	3,783.871
Total	17,294.594	2,049.785	0.000	0.000	19,344.381	795.551	153.734	0.000	18,395.094

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
End		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	30.006	1.0	1.00	71.572	0.000	3,000.000	3,101.579	–1,901.319	–1,901.319	–1,909.589
12-2014	88.690	1.0	1.00	274.837	0.000	0.000	363.528	3,184.076	1,282.757	1,102.256
12-2015	46.802	1.0	1.00	203.947	0.000	0.000	250.750	1,621.344	2,904.102	2,490.918
12-2016	33.260	1.0	1.00	181.029	0.000	0.000	214.289	1,116.124	4,020.225	3,358.954
12-2017	26.238	1.0	1.00	169.144	0.000	0.000	195.382	854.121	4,874.347	3,962.499

12-2018	21.866	1.0	1.00	161.745	0.000	0.000	183.611	691.024	5,565.371	4,406.257
12-2019	18.855	1.0	1.00	156.649	0.000	0.000	175.504	578.681	6,144.051	4,744.015
12-2020	16.641	1.0	1.00	152.903	0.000	0.000	169.544	496.100	6,640.151	5,007.208
12-2021	14.938	1.0	1.00	150.021	0.000	0.000	164.960	432.572	7,072.723	5,215.812
12-2022	13.584	1.0	1.00	147.728	0.000	0.000	161.312	382.028	7,454.751	5,383.279

12-2023	12.477	1.0	1.00	145.856	0.000	0.000	158.334	340.758	7,795.509	5,519.065
12-2024	11.555	1.0	1.00	144.296	0.000	0.000	155.851	306.357	8,101.866	5,630.040
12-2025	10.774	1.0	1.00	142.973	0.000	0.000	153.747	277.196	8,379.062	5,721.318
12-2026	10.101	1.0	1.00	141.834	0.000	0.000	151.935	252.091	8,631.153	5,796.780
12-2027	9.494	1.0	1.00	140.807	0.000	0.000	150.301	229.447	8,860.600	5,859.222

S Tot	365.281			2,385.344	0.000	3,000.000	5,750.625	8,860.600	8,860.600	5,859.222
After	94.597			2,197.514	0.000	0.000	2,292.111	1,491.760	10,352.359	6,114.212
Total	459.877			4,582.858	0.000	3,000.000	8,042.735	10,352.360	10,352.359	6,114.212

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	7,680.911
Oil Rate	8,344.	142.	bbls/mo	94.8%	1.26	6.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	6,114.210
Gas Rate	33,378.	569.	Mcf/mo	94.8%	1.26	6.0%				Revenue			15.00	5,086.850
GOR	4,000.	4,000.	scf/bbl							Oil	77.4211	77.4211	20.00	4,356.214
NGL Rate	0.	0.	bbls/mo							Gas	77.4211	77.4211	25.00	3,805.250
NGL Yield	0.0	0.0	bbl/MMcf										30.00	3,371.564
Gas Shrinkage	3.9	3.9%											PROPNUM: OA7MF0RP2W
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 11/2013			2 Months in year ‘13			30.500 Year Life (04/2044)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 49	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 12

Cawley, Gillespie & Associates, Inc.

Figure 13

Reserve Category : PUD — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		10/2013 Cumulatives	35.00 Year Life (11/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	8,875.	87.2	1.26	7.1	120.	410.	410.	Oil - mbbls	0.0	304.6	304.6	81.904 NI	249.520	23,834.145	1,133.790	4,442.755	11,676.552	4,802.353
Gas - mcf/mo	3,639.	87.2	1.26	7.1	49.			Gas - mmcf	0.0	124.9	124.9	100.000 WI	102.303	498.934	579.982	6,500.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
TIME (years)

PROPNUM: O72MMJ1238
Reservoir : WOODBINE

RASCO UNIT 1H
HARBOUR A-109
TX 03 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 43*

Table 13

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — RASCO UNIT 1H

MADISONVILLE, W (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	40.4	16.5	0.0	33.056	13.553	0.000	95.520	4.877	0.000
12-2015	43.2	17.7	0.0	35.381	14.506	0.000	95.520	4.877	0.000
12-2016	27.4	11.2	0.0	22.444	9.202	0.000	95.520	4.877	0.000
12-2017	20.6	8.5	0.0	16.881	6.921	0.000	95.520	4.877	0.000

12-2018	16.7	6.9	0.0	13.700	5.617	0.000	95.520	4.877	0.000
12-2019	14.2	5.8	0.0	11.614	4.762	0.000	95.520	4.877	0.000
12-2020	12.4	5.1	0.0	10.130	4.153	0.000	95.520	4.877	0.000
12-2021	11.0	4.5	0.0	9.015	3.696	0.000	95.520	4.877	0.000
12-2022	9.9	4.1	0.0	8.143	3.338	0.000	95.520	4.877	0.000

12-2023	9.1	3.7	0.0	7.440	3.050	0.000	95.520	4.877	0.000
12-2024	8.4	3.4	0.0	6.861	2.813	0.000	95.520	4.877	0.000
12-2025	7.8	3.2	0.0	6.370	2.612	0.000	95.520	4.877	0.000
12-2026	7.2	3.0	0.0	5.924	2.429	0.000	95.520	4.877	0.000
12-2027	6.7	2.8	0.0	5.509	2.259	0.000	95.520	4.877	0.000

S Tot	235.0	96.3	0.0	192.466	78.911	0.000	95.520	4.877	0.000
After	69.7	28.6	0.0	57.054	23.392	0.000	95.520	4.877	0.000
Total	304.6	124.9	0.0	249.520	102.303	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	304.6	124.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	3,157.539	66.099	0.000	0.000	3,223.638	145.247	4.957	0.000	3,073.434
12-2015	3,379.586	70.747	0.000	0.000	3,450.333	155.461	5.306	0.000	3,289.566
12-2016	2,143.855	44.879	0.000	0.000	2,188.734	98.617	3.366	0.000	2,086.750
12-2017	1,612.471	33.755	0.000	0.000	1,646.225	74.174	2.532	0.000	1,569.520

12-2018	1,308.586	27.393	0.000	0.000	1,335.979	60.195	2.055	0.000	1,273.730
12-2019	1,109.367	23.223	0.000	0.000	1,132.590	51.031	1.742	0.000	1,079.817
12-2020	967.624	20.256	0.000	0.000	987.880	44.511	1.519	0.000	941.850
12-2021	861.085	18.026	0.000	0.000	879.110	39.610	1.352	0.000	838.149
12-2022	777.779	16.282	0.000	0.000	794.061	35.778	1.221	0.000	757.062

12-2023	710.670	14.877	0.000	0.000	725.547	32.691	1.116	0.000	691.740
12-2024	655.332	13.718	0.000	0.000	669.051	30.145	1.029	0.000	637.876
12-2025	608.426	12.737	0.000	0.000	621.162	27.988	0.955	0.000	592.220
12-2026	565.835	11.845	0.000	0.000	577.680	26.028	0.888	0.000	550.763
12-2027	526.227	11.016	0.000	0.000	537.242	24.206	0.826	0.000	512.210

S Tot	18,384.383	384.851	0.000	0.000	18,769.232	845.682	28.864	0.000	17,894.688
After	5,449.763	114.083	0.000	0.000	5,563.847	250.689	8.556	0.000	5,304.601
Total	23,834.145	498.934	0.000	0.000	24,333.078	1,096.370	37.420	0.000	23,199.287

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	76.836	1.0	1.00	175.631	0.000	6,500.000	6,752.467	–3,679.033	–3,679.033	–3,605.702
12-2015	82.239	1.0	1.00	235.395	0.000	0.000	317.634	2,971.932	–707.101	–1,056.978
12-2016	52.169	1.0	1.00	186.620	0.000	0.000	238.789	1,847.962	1,140.861	380.821
12-2017	39.238	1.0	1.00	165.646	0.000	0.000	204.884	1,364.637	2,505.498	1,345.271

12-2018	31.843	1.0	1.00	153.651	0.000	0.000	185.494	1,088.235	3,593.733	2,044.155
12-2019	26.995	1.0	1.00	145.788	0.000	0.000	172.783	907.034	4,500.767	2,573.568
12-2020	23.546	1.0	1.00	140.193	0.000	0.000	163.739	778.111	5,278.878	2,986.368
12-2021	20.954	1.0	1.00	135.988	0.000	0.000	156.941	681.207	5,960.085	3,314.860
12-2022	18.927	1.0	1.00	132.700	0.000	0.000	151.626	605.436	6,565.521	3,580.245

12-2023	17.294	1.0	1.00	130.051	0.000	0.000	147.344	544.396	7,109.917	3,797.163
12-2024	15.947	1.0	1.00	127.867	0.000	0.000	143.813	494.063	7,603.980	3,976.117
12-2025	14.805	1.0	1.00	126.015	0.000	0.000	140.821	451.399	8,055.379	4,124.750
12-2026	13.769	1.0	1.00	124.334	0.000	0.000	138.103	412.660	8,468.039	4,248.275
12-2027	12.805	1.0	1.00	122.771	0.000	0.000	135.576	376.634	8,844.673	4,350.770

S Tot	447.367			2,102.648	0.000	6,500.000	9,050.015	8,844.673	8,844.673	4,350.770
After	132.615			2,340.107	0.000	0.000	2,472.722	2,831.879	11,676.548	4,802.353
Total	579.982			4,442.755	0.000	6,500.000	11,522.737	11,676.552	11,676.548	4,802.353

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	7,246.075
Oil Rate	8,874.	119.	bbls/mo	87.3%	1.26	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	4,802.353
Gas Rate	3,638.	49.	Mcf/mo	87.3%	1.26	7.1%				Revenue			15.00	3,274.271
GOR	410.	410.	scf/bbl							Oil	81.9042	81.9042	20.00	2,231.432
NGL Rate	0.	0.	bbls/mo							Gas	81.9042	81.9042	25.00	1,474.950
NGL Yield	0.0	0.0	bbl/MMcf										30.00	901.749
Gas Shrinkage	0.0	0.0%											PROPNUM: O72MMJ1238
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 07/2014			6 Months in year ‘14			34.333 Year Life (11/2048)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 43	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 13

Cawley, Gillespie & Associates, Inc.

Figure 14

ENERGY & EXPLORATION PAR -- THEISS A 2H

MADISONVILLE WEST (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD | As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	26.66 Year Life (07/2040) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,715.	96.7	1.21	7.1	119.			Oil - mbbls	0.0	153.5	153.5	80.338 NI	123.310	11,778.597	544.706	2,575.130	2,415.500	50.811
Gas - mcf/mo	2,557.	96.6	1.27	5.0	98.	381.	819.	Gas - mmcf	0.0	74.9	74.9	100.000 WI	35.253	38.549	281.811	6,000.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

PROPNUM: OAAJQFI5O5
Reservoir : WOODBINE A

THEISS A 2H
SEC: BLK: SRV:S
TX 03 OIL

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 85*

Table 14

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — THEISS A 2H

MADISONVILLE WEST (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	42.0	16.3	0.0	33.729	7.650	0.000	95.520	1.093	0.000
12-2017	18.3	7.4	0.0	14.732	3.506	0.000	95.520	1.093	0.000

12-2018	12.4	5.3	0.0	9.975	2.481	0.000	95.520	1.094	0.000
12-2019	9.5	4.2	0.0	7.672	1.989	0.000	95.520	1.094	0.000
12-2020	7.8	3.6	0.0	6.289	1.697	0.000	95.520	1.094	0.000
12-2021	6.7	3.2	0.0	5.358	1.502	0.000	95.520	1.093	0.000
12-2022	5.8	2.9	0.0	4.685	1.363	0.000	95.520	1.093	0.000

12-2023	5.2	2.7	0.0	4.174	1.258	0.000	95.520	1.094	0.000
12-2024	4.7	2.5	0.0	3.772	1.176	0.000	95.520	1.093	0.000
12-2025	4.3	2.4	0.0	3.446	1.111	0.000	95.520	1.094	0.000
12-2026	4.0	2.2	0.0	3.176	1.057	0.000	95.520	1.094	0.000
12-2027	3.7	2.2	0.0	2.948	1.012	0.000	95.520	1.094	0.000

S Tot	124.4	54.8	0.0	99.957	25.803	0.000	95.520	1.093	0.000
After	29.1	20.1	0.0	23.353	9.449	0.000	95.520	1.094	0.000
Total	153.5	74.9	0.0	123.310	35.253	0.000	95.520	1.093	0.000

Cum	0.0	0.0
Ult	153.5	74.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	3,221.831	8.366	0.000	0.000	3,230.197	148.204	0.627	0.000	3,081.365
12-2017	1,407.215	3.834	0.000	0.000	1,411.050	64.732	0.288	0.000	1,346.030

12-2018	952.841	2.713	0.000	0.000	955.553	43.831	0.203	0.000	911.519
12-2019	732.812	2.175	0.000	0.000	734.987	33.709	0.163	0.000	701.115
12-2020	600.705	1.855	0.000	0.000	602.561	27.632	0.139	0.000	574.789
12-2021	511.806	1.643	0.000	0.000	513.448	23.543	0.123	0.000	489.782
12-2022	447.539	1.490	0.000	0.000	449.029	20.587	0.112	0.000	428.331

12-2023	398.727	1.376	0.000	0.000	400.103	18.341	0.103	0.000	381.658
12-2024	360.285	1.286	0.000	0.000	361.572	16.573	0.096	0.000	344.902
12-2025	329.159	1.215	0.000	0.000	330.374	15.141	0.091	0.000	315.142
12-2026	303.398	1.156	0.000	0.000	304.555	13.956	0.087	0.000	290.512
12-2027	281.569	1.107	0.000	0.000	282.676	12.952	0.083	0.000	269.641

S Tot	9,547.887	28.216	0.000	0.000	9,576.105	439.203	2.116	0.000	9,134.786
After	2,230.710	10.333	0.000	0.000	2,241.043	102.613	0.775	0.000	2,137.656
Total	11,778.597	38.549	0.000	0.000	11,817.148	541.815	2.891	0.000	11,272.442

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	6,000.000	6,000.000	–6,000.000	–6,000.000	–4,958.678
12-2016	77.034	1.0	1.00	122.824	0.000	0.000	199.858	2,881.507	–3,118.493	–2,699.454
12-2017	33.651	1.0	1.00	111.095	0.000	0.000	144.746	1,201.284	–1,917.209	–1,848.620

12-2018	22.788	1.0	1.00	108.159	0.000	0.000	130.947	780.573	–1,136.636	–1,346.746
12-2019	17.528	1.0	1.00	106.736	0.000	0.000	124.264	576.851	–559.786	–1,009.795
12-2020	14.370	1.0	1.00	105.883	0.000	0.000	120.252	454.537	–105.249	–768.516
12-2021	12.245	1.0	1.00	105.308	0.000	0.000	117.553	372.229	266.980	–588.934
12-2022	10.708	1.0	1.00	104.893	0.000	0.000	115.601	312.730	579.710	–451.797

12-2023	9.541	1.0	1.00	104.577	0.000	0.000	114.119	267.540	847.250	–345.154
12-2024	8.623	1.0	1.00	104.329	0.000	0.000	112.951	231.951	1,079.201	–261.110
12-2025	7.879	1.0	1.00	104.128	0.000	0.000	112.006	203.136	1,282.337	–194.203
12-2026	7.263	1.0	1.00	103.961	0.000	0.000	111.224	179.288	1,461.625	–140.521
12-2027	6.741	1.0	1.00	103.820	0.000	0.000	110.561	159.080	1,620.704	–97.222

S Tot	228.370			1,285.712	0.000	6,000.000	7,514.082	1,620.704	1,620.704	–97.222
After	53.441			1,289.418	0.000	0.000	1,342.859	794.796	2,415.500	50.811
Total	281.811			2,575.130	0.000	6,000.000	8,856.941	2,415.500	2,415.500	50.811

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	890.860
Oil Rate	6,714.	119.	bbls/mo	96.8%	1.21	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	50.811
Gas Rate	2,556.	97.	Mcf/mo	96.7%	1.27	5.0%				Revenue			15.00	–438.262
GOR	380.	818.	scf/bbl							Oil	80.3388	80.3388	20.00	–732.122
NGL Rate	0.	0.	bbls/mo							Gas	80.3388	80.3388	25.00	–910.331
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–1,016.685
Gas Shrinkage	41.4	41.4%											PROPNUM: OAAJQFI5O5
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
								Start Date: 01/2016		12 Months in year ‘16			24.500 Year Life (07/2040)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 85	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 14

Cawley, Gillespie & Associates, Inc.

Figure 15

ENERGY & EXPLORATION PAR -- THEISS A 3H

MADISONVILLE WEST (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			10/2013 Cumulatives	26.83 Year Life (08/2040) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,715.	96.7	1.21	7.1	119.	Initial	Final	Oil - mbbls	0.0	153.5	153.5	80.338 NI	123.310	11,778.599	544.706	2,575.130	2,415.500	50.011
Gas - mcf/mo	2,557.	96.6	1.27	5.0	98.	381.	819.	Gas - mmcf	0.0	74.9	74.9	100.000 WI	35.253	38.549	281.811	6,000.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAK1PB9P6
Reservoir : WOODBINE A

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

THEISS A 3H
SEC: BLK: SRV:S
TX 03 OIL

KJM G:\CGA3343\Ariesw \pud.out
(DEFAULT) *ASN 86*

Cawley, Gillespie & Associates, Inc.

Table 15

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — THEISS A 3H

MADISONVILLE WEST (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	37.8	14.6	0.0	30.355	6.866	0.000	95.520	1.094	0.000
12-2017	20.0	8.1	0.0	16.095	3.802	0.000	95.520	1.094	0.000

12-2018	13.1	5.5	0.0	10.521	2.598	0.000	95.520	1.094	0.000
12-2019	9.9	4.4	0.0	7.972	2.053	0.000	95.520	1.094	0.000
12-2020	8.1	3.7	0.0	6.480	1.737	0.000	95.520	1.094	0.000
12-2021	6.8	3.2	0.0	5.492	1.530	0.000	95.520	1.094	0.000
12-2022	6.0	2.9	0.0	4.784	1.383	0.000	95.520	1.094	0.000

12-2023	5.3	2.7	0.0	4.251	1.274	0.000	95.520	1.094	0.000
12-2024	4.8	2.5	0.0	3.833	1.189	0.000	95.520	1.093	0.000
12-2025	4.4	2.4	0.0	3.496	1.121	0.000	95.520	1.094	0.000
12-2026	4.0	2.3	0.0	3.218	1.066	0.000	95.520	1.094	0.000
12-2027	3.7	2.2	0.0	2.984	1.020	0.000	95.520	1.093	0.000

S Tot	123.8	54.5	0.0	99.480	25.638	0.000	95.520	1.094	0.000
After	29.7	20.4	0.0	23.830	9.615	0.000	95.520	1.093	0.000
Total	153.5	74.9	0.0	123.310	35.253	0.000	95.520	1.094	0.000

Cum	0.0	0.0
Ult	153.5	74.9

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	2,899.501	7.508	0.000	0.000	2,907.010	133.377	0.563	0.000	2,773.070
12-2017	1,537.389	4.157	0.000	0.000	1,541.546	70.720	0.312	0.000	1,470.514

12-2018	1,004.990	2.841	0.000	0.000	1,007.831	46.230	0.213	0.000	961.388
12-2019	761.453	2.245	0.000	0.000	763.697	35.027	0.168	0.000	728.502
12-2020	618.990	1.899	0.000	0.000	620.890	28.474	0.142	0.000	592.274
12-2021	524.571	1.673	0.000	0.000	526.244	24.130	0.125	0.000	501.988
12-2022	456.996	1.513	0.000	0.000	458.509	21.022	0.113	0.000	437.373

12-2023	406.037	1.393	0.000	0.000	407.430	18.678	0.104	0.000	388.648
12-2024	366.119	1.300	0.000	0.000	367.419	16.841	0.097	0.000	350.480
12-2025	333.932	1.226	0.000	0.000	335.157	15.361	0.092	0.000	319.705
12-2026	307.381	1.165	0.000	0.000	308.546	14.140	0.087	0.000	294.319
12-2027	285.011	1.115	0.000	0.000	286.126	13.111	0.084	0.000	272.932

S Tot	9,502.369	28.035	0.000	0.000	9,530.402	437.109	2.103	0.000	9,091.192
After	2,276.230	10.514	0.000	0.000	2,286.744	104.707	0.789	0.000	2,181.249
Total	11,778.599	38.549	0.000	0.000	11,817.146	541.815	2.891	0.000	11,272.441

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)		(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net		Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow		Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$		M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000		0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000		0.000	0.000	0.000
12-2015	0.000	0.0	0.00	0.000	0.000	0.000	0.000		0.000	0.000	0.000
12-2016	69.327	1.0	1.00	103.741	0.000	6,000.000	6,173.067	–	3,399.998	–3,399.998	–2,863.458
12-2017	36.763	1.0	1.00	111.937	0.000	0.000	148.700		1,321.814	–2,078.184	–1,926.853

12-2018	24.035	1.0	1.00	108.496	0.000	0.000	132.530		828.858	–1,249.326	–1,393.849
12-2019	18.213	1.0	1.00	106.922	0.000	0.000	125.134		603.368	–645.958	–1,041.379
12-2020	14.807	1.0	1.00	106.001	0.000	0.000	120.808		471.466	–174.492	–791.102
12-2021	12.550	1.0	1.00	105.391	0.000	0.000	117.940		384.048	209.556	–605.812
12-2022	10.934	1.0	1.00	104.954	0.000	0.000	115.888		321.485	531.041	–464.831

12-2023	9.716	1.0	1.00	104.624	0.000	0.000	114.341		274.307	805.348	–355.489
12-2024	8.762	1.0	1.00	104.366	0.000	0.000	113.128		237.351	1,042.699	–269.487
12-2025	7.993	1.0	1.00	104.158	0.000	0.000	112.151		207.554	1,250.253	–201.124
12-2026	7.358	1.0	1.00	103.987	0.000	0.000	111.345		182.974	1,433.228	–146.338
12-2027	6.823	1.0	1.00	103.842	0.000	0.000	110.665		162.267	1,595.494	–102.171

S Tot	227.280			1,268.418	0.000	6,000.000	7,495.696		1,595.494	1,595.494	–102.171
After	54.531			1,306.712	0.000	0.000	1,361.243		820.006	2,415.500	50.011
Total	281.811			2,575.130	0.000	6,000.000	8,856.940		2,415.500	2,415.500	50.011

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	883.646
Oil Rate	6,714.	119.	bbls/mo	96.8%	1.21	7.1%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	50.010
Gas Rate	2,556.	97.	Mcf/mo	96.7%	1.27	5.0%				Revenue			15.00	–428.171
GOR	380.	818.	scf/bbl							Oil	80.3388	80.3388	20.00	–710.210
NGL Rate	0.	0.	bbls/mo							Gas	80.3388	80.3388	25.00	–877.097
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–973.186
Gas Shrinkage	41.4	41.4%											PROPNUM: OAAK1PB9P6
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 03/2016			10 Months in year ‘16			24.500 Year Life (08/2040)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 86	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 15

Cawley, Gillespie & Associates, Inc.

Figure 16

ENERGY & EXPLORATION -- WALKER TEXAS RANGER 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD | As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	36.33 Year Life (02/2050) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	11,665.	94.8	1.26	7.0	115.	1,460.	2,600.	Oil - mbbls	0.0	328.2	328.2	76.087 NI	249.692	23,850.623	1,281.813	4,824.922	13,080.559	5,505.025
Gas - mcf/mo	17,038.	92.3	1.48	6.9	300.			Gas - mmcf	0.0	663.6	663.6	100.000 WI	504.910	2,462.454	625.781	6,500.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount •••
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAHA1T8DO
Reservoir : WOODBINE

♦ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

WALKER TEXAS RANGER 2H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3343\Ariesw \pud.out
(DEFAULT) *ASN 75*

Cawley, Gillespie & Associates, Inc.

Table 16

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — WALKER TEXAS RANGER 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	11.7	17.0	0.0	8.875	12.964	0.000	95.520	4.877	0.000
12-2015	69.2	110.9	0.0	52.627	84.418	0.000	95.520	4.877	0.000
12-2016	34.5	61.7	0.0	26.258	46.949	0.000	95.520	4.877	0.000
12-2017	24.2	45.8	0.0	18.415	34.844	0.000	95.520	4.877	0.000

12-2018	19.0	37.4	0.0	14.438	28.425	0.000	95.520	4.877	0.000
12-2019	15.8	32.0	0.0	11.989	24.343	0.000	95.520	4.877	0.000
12-2020	13.6	28.2	0.0	10.314	21.478	0.000	95.520	4.877	0.000
12-2021	11.9	25.4	0.0	9.088	19.336	0.000	95.520	4.877	0.000
12-2022	10.7	23.2	0.0	8.148	17.663	0.000	95.520	4.877	0.000

12-2023	9.7	21.4	0.0	7.402	16.315	0.000	95.520	4.877	0.000
12-2024	8.9	20.0	0.0	6.794	15.199	0.000	95.520	4.877	0.000
12-2025	8.3	18.7	0.0	6.288	14.259	0.000	95.520	4.877	0.000
12-2026	7.7	17.6	0.0	5.846	13.421	0.000	95.520	4.877	0.000
12-2027	7.1	16.6	0.0	5.437	12.625	0.000	95.520	4.877	0.000

S Tot	252.2	476.1	0.0	191.921	362.239	0.000	95.520	4.877	0.000
After	75.9	187.5	0.0	57.772	142.671	0.000	95.520	4.877	0.000
Total	328.2	663.6	0.0	249.692	504.910	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	328.2	663.6

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	847.773	63.226	0.000	0.000	910.999	38.998	4.742	0.000	867.259
12-2015	5,026.956	411.709	0.000	0.000	5,438.665	231.240	30.878	0.000	5,176.546
12-2016	2,508.165	228.971	0.000	0.000	2,737.136	115.376	17.173	0.000	2,604.588
12-2017	1,759.030	169.936	0.000	0.000	1,928.967	80.915	12.745	0.000	1,835.306

12-2018	1,379.123	138.628	0.000	0.000	1,517.751	63.440	10.397	0.000	1,443.914
12-2019	1,145.236	118.720	0.000	0.000	1,263.956	52.681	8.904	0.000	1,202.371
12-2020	985.209	104.747	0.000	0.000	1,089.956	45.320	7.856	0.000	1,036.780
12-2021	868.108	94.302	0.000	0.000	962.409	39.933	7.073	0.000	915.404
12-2022	778.318	86.145	0.000	0.000	864.462	35.803	6.461	0.000	822.199

12-2023	707.056	79.566	0.000	0.000	786.622	32.525	5.967	0.000	748.130
12-2024	648.980	74.128	0.000	0.000	723.108	29.853	5.560	0.000	687.695
12-2025	600.623	69.539	0.000	0.000	670.163	27.629	5.215	0.000	637.319
12-2026	558.390	65.456	0.000	0.000	623.846	25.686	4.909	0.000	593.251
12-2027	519.302	61.572	0.000	0.000	580.874	23.888	4.618	0.000	552.368

S Tot	18,332.270	1,766.644	0.000	0.000	20,098.912	843.284	132.498	0.000	19,123.129
After	5,518.354	695.810	0.000	0.000	6,214.163	253.844	52.186	0.000	5,908.132
Total	23,850.623	2,462.454	0.000	0.000	26,313.076	1,097.129	184.684	0.000	25,031.260

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	21.681	1.0	1.00	56.811	0.000	6,500.000	6,578.493	–5,711.233	–5,711.233	–5,247.642
12-2015	129.414	1.0	1.00	386.686	0.000	0.000	516.100	4,660.446	–1,050.786	–1,237.409
12-2016	65.115	1.0	1.00	242.020	0.000	0.000	307.135	2,297.453	1,246.666	551.443
12-2017	45.883	1.0	1.00	198.849	0.000	0.000	244.732	1,590.574	2,837.240	1,675.929

12-2018	36.098	1.0	1.00	176.896	0.000	0.000	212.993	1,230.921	4,068.161	2,466.580
12-2019	30.059	1.0	1.00	163.347	0.000	0.000	193.406	1,008.965	5,077.126	3,055.545
12-2020	25.920	1.0	1.00	154.057	0.000	0.000	179.976	856.804	5,933.930	3,510.121
12-2021	22.885	1.0	1.00	147.246	0.000	0.000	170.131	745.273	6,679.203	3,869.521
12-2022	20.555	1.0	1.00	142.015	0.000	0.000	162.570	659.629	7,338.832	4,158.669

12-2023	18.703	1.0	1.00	137.857	0.000	0.000	156.561	591.569	7,930.401	4,394.387
12-2024	17.192	1.0	1.00	134.465	0.000	0.000	151.657	536.038	8,466.439	4,588.546
12-2025	15.933	1.0	1.00	131.638	0.000	0.000	147.571	489.748	8,956.187	4,749.804
12-2026	14.831	1.0	1.00	129.180	0.000	0.000	144.011	449.239	9,405.426	4,884.275
12-2027	13.809	1.0	1.00	126.934	0.000	0.000	140.744	411.625	9,817.051	4,996.288

S Tot	478.078			2,328.001	0.000	6,500.000	9,306.079	9,817.051	9,817.051	4,996.288
After	147.703			2,496.922	0.000	0.000	2,644.625	3,263.508	13,080.560	5,505.025
Total	625.781			4,824.922	0.000	6,500.000	11,950.704	13,080.559	13,080.560	5,505.025

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	8,162.479
Oil Rate	11,664.	115.	bbls/mo	94.8%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	5,505.025
Gas Rate	17,038.	300.	Mcf/mo	92.3%	1.48	6.9%				Revenue			15.00	3,870.634
GOR	1,460.	2,600.	scf/bbl							Oil	76.0875	76.0875	20.00	2,772.319
NGL Rate	0.	0.	bbls/mo							Gas	76.0875	76.0875	25.00	1,987.911
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,403.120
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAHA1T8DO
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
							Start Date: 12/2014			1 Months in year ‘14			35.250 Year Life (02/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 75	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 16

Cawley, Gillespie & Associates, Inc.

Figure 17

ENERGY & EXPLORATION -- WALKER TEXAS RANGER 3H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		10/2013 Cumulatives	37.08 Year Life (11/2050) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	11,665.	94.8	1.26	7.0	115.	Initial	Final	Oil - mbbls	0.0	328.2	328.2	76.087 NI	249.692	23,850.623	1,281.813	4,824.922	13,080.558	5,125.248
Gas - mcf/mo	17,038.	92.3	1.48	6.9	300.	1,460.	2,600.	Gas - mmcf	0.0	663.6	663.6	100.000 WI	504.910	2,462.454	625.781	6,500.000		

OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OAAIF9KHEX
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

Cawley, Gillespie & Associates, Inc.

WALKER TEXAS RANGER 3H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 76*

Table 17

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — WALKER TEXAS RANGER 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	36.9	55.6	0.0	28.108	42.317	0.000	95.520	4.877	0.000
12-2016	54.1	90.1	0.0	41.129	68.560	0.000	95.520	4.877	0.000
12-2017	31.1	56.5	0.0	23.640	42.977	0.000	95.520	4.877	0.000

12-2018	22.6	43.3	0.0	17.201	32.908	0.000	95.520	4.877	0.000
12-2019	18.0	35.8	0.0	13.724	27.246	0.000	95.520	4.877	0.000
12-2020	15.1	30.9	0.0	11.515	23.538	0.000	95.520	4.877	0.000
12-2021	13.1	27.5	0.0	9.974	20.887	0.000	95.520	4.877	0.000
12-2022	11.6	24.8	0.0	8.831	18.881	0.000	95.520	4.877	0.000

12-2023	10.4	22.7	0.0	7.946	17.300	0.000	95.520	4.877	0.000
12-2024	9.5	21.1	0.0	7.239	16.017	0.000	95.520	4.877	0.000
12-2025	8.8	19.6	0.0	6.659	14.950	0.000	95.520	4.877	0.000
12-2026	8.1	18.5	0.0	6.173	14.044	0.000	95.520	4.877	0.000
12-2027	7.5	17.4	0.0	5.741	13.219	0.000	95.520	4.877	0.000

S Tot	246.9	463.7	0.0	187.880	352.844	0.000	95.520	4.877	0.000
After	81.2	199.9	0.0	61.812	152.067	0.000	95.520	4.877	0.000
Total	328.2	663.6	0.0	249.692	504.910	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	328.2	663.6

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	2,684.877	206.383	0.000	0.000	2,891.260	123.504	15.479	0.000	2,752.277
12-2016	3,928.662	334.369	0.000	0.000	4,263.032	180.718	25.078	0.000	4,057.236
12-2017	2,258.115	209.598	0.000	0.000	2,467.714	103.873	15.720	0.000	2,348.121

12-2018	1,643.031	160.494	0.000	0.000	1,803.525	75.579	12.037	0.000	1,715.909
12-2019	1,310.949	132.881	0.000	0.000	1,443.830	60.304	9.966	0.000	1,373.560
12-2020	1,099.912	114.795	0.000	0.000	1,214.707	50.596	8.610	0.000	1,155.501
12-2021	952.687	101.866	0.000	0.000	1,054.553	43.824	7.640	0.000	1,003.089
12-2022	843.524	92.082	0.000	0.000	935.606	38.802	6.906	0.000	889.897

12-2023	759.017	84.373	0.000	0.000	843.390	34.915	6.328	0.000	802.147
12-2024	691.460	78.113	0.000	0.000	769.573	31.807	5.858	0.000	731.907
12-2025	636.090	72.910	0.000	0.000	709.000	29.260	5.468	0.000	674.271
12-2026	589.672	68.490	0.000	0.000	658.163	27.125	5.137	0.000	625.901
12-2027	548.350	64.468	0.000	0.000	612.819	25.224	4.835	0.000	582.760

S Tot	17,946.346	1,720.823	0.000	0.000	19,667.168	825.532	129.062	0.000	18,712.576
After	5,904.277	741.631	0.000	0.000	6,645.907	271.597	55.622	0.000	6,318.688
Total	23,850.623	2,462.454	0.000	0.000	26,313.076	1,097.129	184.684	0.000	25,031.264

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	68.807	1.0	1.00	186.772	0.000	6,500.000	6,755.580	–4,003.303	–4,003.303	–3,478.626
12-2016	101.431	1.0	1.00	323.662	0.000	0.000	425.092	3,632.143	–371.160	–643.319
12-2017	58.703	1.0	1.00	227.624	0.000	0.000	286.327	2,061.794	1,690.634	815.486

12-2018	42.898	1.0	1.00	192.152	0.000	0.000	235.050	1,480.859	3,171.493	1,767.059
12-2019	34.339	1.0	1.00	172.949	0.000	0.000	207.288	1,166.272	4,337.765	2,448.014
12-2020	28.888	1.0	1.00	160.718	0.000	0.000	189.605	965.896	5,303.661	2,960.550
12-2021	25.077	1.0	1.00	152.166	0.000	0.000	177.244	825.846	6,129.507	3,358.851
12-2022	22.247	1.0	1.00	145.814	0.000	0.000	168.062	721.836	6,851.342	3,675.293

12-2023	20.054	1.0	1.00	140.889	0.000	0.000	160.943	641.204	7,492.546	3,930.806
12-2024	18.298	1.0	1.00	136.947	0.000	0.000	155.244	576.663	8,069.209	4,139.691
12-2025	16.857	1.0	1.00	133.712	0.000	0.000	150.568	523.703	8,592.912	4,312.136
12-2026	15.648	1.0	1.00	130.998	0.000	0.000	146.646	479.255	9,072.167	4,455.591
12-2027	14.569	1.0	1.00	128.600	0.000	0.000	143.169	439.590	9,511.757	4,575.213

S Tot	467.814			2,233.003	0.000	6,500.000	9,200.817	9,511.757	9,511.757	4,575.213
After	157.967			2,591.919	0.000	0.000	2,749.886	3,568.801	13,080.558	5,125.248
Total	625.781			4,824.922	0.000	6,500.000	11,950.704	13,080.558	13,080.558	5,125.248

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	7,869.190
Oil Rate	11,664.	115.	bbls/mo	94.8%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	5,125.247
Gas Rate	17,038.	300.	Mcf/mo	92.3%	1.48	6.9%				Revenue			15.00	3,485.448
GOR	1,460.	2,600.	scf/bbl							Oil	76.0875	76.0875	20.00	2,418.005
NGL Rate	0.	0.	bbls/mo							Gas	76.0875	76.0875	25.00	1,681.568
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,152.490
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAIF9KHEX
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
								Start Date: 09/2015		4 Months in year ‘15			35.250 Year Life (11/2050)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 76	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 17

Cawley, Gillespie & Associates, Inc.

Figure 18

ENERGY & EXPLORATION -- WALKER TEXAS RANGER 4H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD | As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			10/2013 Cumulatives	37.16 Year Life (01/2051) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	11,665.	94.8	1.26	7.0	115.	Initial	Final	Oil - mbbls	0.0	328.2	328.2	76.087 NI	249.692	23,850.623	1,281.813	4,824.922	13,080.557	5,084.700
Gas - mcf/mo	17,038.	92.3	1.48	6.9	300.	1,460.	2,600.	Gas - mmcf	0.0	663.6	663.6	100.000 WI	504.910	2,462.454	625.782	6,500.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
TIME (years)

PROPNUM: OAAIFE4GFX
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

WALKER TEXAS RANGER 4H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT)

Cawley, Gillespie & Associates, Inc.

ASN 77

Table 18

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION — WALKER TEXAS RANGER 4H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	29.6	44.2	0.0	22.547	33.653	0.000	95.520	4.877	0.000
12-2016	58.1	95.8	0.0	44.226	72.895	0.000	95.520	4.877	0.000
12-2017	32.1	58.1	0.0	24.444	44.203	0.000	95.520	4.877	0.000

12-2018	23.1	44.1	0.0	17.585	33.523	0.000	95.520	4.877	0.000
12-2019	18.3	36.3	0.0	13.953	27.625	0.000	95.520	4.877	0.000
12-2020	15.3	31.3	0.0	11.668	23.799	0.000	95.520	4.877	0.000
12-2021	13.3	27.7	0.0	10.084	21.079	0.000	95.520	4.877	0.000
12-2022	11.7	25.0	0.0	8.915	19.029	0.000	95.520	4.877	0.000

12-2023	10.5	22.9	0.0	8.012	17.419	0.000	95.520	4.877	0.000
12-2024	9.6	21.2	0.0	7.292	16.114	0.000	95.520	4.877	0.000
12-2025	8.8	19.8	0.0	6.704	15.032	0.000	95.520	4.877	0.000
12-2026	8.2	18.6	0.0	6.211	14.115	0.000	95.520	4.877	0.000
12-2027	7.6	17.5	0.0	5.776	13.286	0.000	95.520	4.877	0.000

S Tot	246.3	462.3	0.0	187.418	351.773	0.000	95.520	4.877	0.000
After	81.8	201.3	0.0	62.275	153.138	0.000	95.520	4.877	0.000
Total	328.2	663.6	0.0	249.692	504.910	0.000	95.520	4.877	0.000

Cum	0.0	0.0
Ult	328.2	663.6

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	2,153.685	164.125	0.000	0.000	2,317.810	99.070	12.309	0.000	2,206.431
12-2016	4,224.477	355.511	0.000	0.000	4,579.987	194.326	26.663	0.000	4,358.999
12-2017	2,334.903	215.579	0.000	0.000	2,550.482	107.406	16.168	0.000	2,426.908

12-2018	1,679.728	163.491	0.000	0.000	1,843.219	77.267	12.262	0.000	1,753.690
12-2019	1,332.814	134.729	0.000	0.000	1,467.543	61.309	10.105	0.000	1,396.129
12-2020	1,114.564	116.066	0.000	0.000	1,230.631	51.270	8.705	0.000	1,170.656
12-2021	963.256	102.804	0.000	0.000	1,066.060	44.310	7.710	0.000	1,014.040
12-2022	851.542	92.807	0.000	0.000	944.349	39.171	6.961	0.000	898.218

12-2023	765.330	84.953	0.000	0.000	850.283	35.205	6.371	0.000	808.706
12-2024	696.572	78.590	0.000	0.000	775.161	32.042	5.894	0.000	737.225
12-2025	640.322	73.310	0.000	0.000	713.632	29.455	5.498	0.000	678.679
12-2026	593.285	68.837	0.000	0.000	662.122	27.291	5.163	0.000	629.668
12-2027	551.677	64.796	0.000	0.000	616.473	25.377	4.860	0.000	586.236

S Tot	17,902.156	1,715.599	0.000	0.000	19,617.752	823.499	128.670	0.000	18,665.586
After	5,948.467	746.854	0.000	0.000	6,695.321	273.629	56.014	0.000	6,365.678
Total	23,850.623	2,462.454	0.000	0.000	26,313.072	1,097.129	184.684	0.000	25,031.264

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	55.161	1.0	1.00	148.105	0.000	6,500.000	6,703.267	–4,496.835	–4,496.835	–3,850.966
12-2016	108.975	1.0	1.00	340.643	0.000	0.000	449.618	3,909.381	–587.454	–797.540
12-2017	60.673	1.0	1.00	232.046	0.000	0.000	292.719	2,134.190	1,546.735	712.682

12-2018	43.842	1.0	1.00	194.271	0.000	0.000	238.113	1,515.577	3,062.312	1,686.620
12-2019	34.903	1.0	1.00	174.215	0.000	0.000	209.119	1,187.010	4,249.322	2,379.705
12-2020	29.266	1.0	1.00	161.568	0.000	0.000	190.834	979.822	5,229.144	2,899.641
12-2021	25.351	1.0	1.00	152.781	0.000	0.000	178.132	835.908	6,065.052	3,302.801
12-2022	22.455	1.0	1.00	146.281	0.000	0.000	168.737	729.481	6,794.533	3,622.598

12-2023	20.218	1.0	1.00	141.257	0.000	0.000	161.475	647.231	7,441.764	3,880.515
12-2024	18.431	1.0	1.00	137.245	0.000	0.000	155.676	581.549	8,023.313	4,091.172
12-2025	16.967	1.0	1.00	133.959	0.000	0.000	150.926	527.753	8,551.066	4,264.951
12-2026	15.742	1.0	1.00	131.209	0.000	0.000	146.951	482.717	9,033.783	4,409.442
12-2027	14.656	1.0	1.00	128.792	0.000	0.000	143.448	442.788	9,476.571	4,529.934

S Tot	466.640			2,222.373	0.000	6,500.000	9,189.013	9,476.571	9,476.571	4,529.934
After	159.142			2,602.549	0.000	0.000	2,761.691	3,603.986	13,080.558	5,084.700
Total	625.782			4,824.922	0.000	6,500.000	11,950.704	13,080.557	13,080.558	5,084.700

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	7,837.261
Oil Rate	11,664.	115.	bbls/mo	94.8%	1.26	7.0%	8,500.	8,500.	$/w/mo	Expense	100.0000	100.0000	10.00	5,084.701
Gas Rate	17,038.	300.	Mcf/mo	92.3%	1.48	6.9%				Revenue			15.00	3,445.089
GOR	1,460.	2,600.	scf/bbl							Oil	76.0875	76.0875	20.00	2,381.544
NGL Rate	0.	0.	bbls/mo							Gas	76.0875	76.0875	25.00	1,650.587
NGL Yield	0.0	0.0	bbl/MMcf										30.00	1,127.566
Gas Shrinkage	0.0	0.0%											PROPNUM: OAAIFE4GFX
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%

								Start Date: 10/2015		3 Months in year ‘15			35.250 Year Life (01/2051)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 77	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 18

Cawley, Gillespie & Associates, Inc.

Figure 19

ENERGY & EXPLORATION PAR -- WC BULLARD A 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD — As of 11/2013

	As of 11/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final
Oil - bbls/mo	9,443.	97.7	1.27	7.0	142.		
Gas - mcf/mo	30,318.	97.7	1.27	6.6	521.	3,210.	3,670.

	10/2013 Cumulatives	27.83 Year Life (08/2041) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	221.5	221.5	77.000 NI	170.550	16,290.935	868.441	4,086.919	5,997.769	2,090.117
Gas - mmcf	0.0	735.3	735.3	100.000 WI	539.000	1,587.442	425.248	6,500.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: O6PJP75G1P
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

WC BULLARD A 2H
SEC: BLK: SRV:L
TX 03 OIL

KJM G:\CGA3343\Ariesw\pud.out
(DEFAULT) *ASN 36*

Cawley, Gillespie & Associates, Inc.

Table 19

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — WC BULLARD A 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	41.9	134.8	0.0	32.287	98.786	0.000	95.520	2.945	0.000
12-2015	32.1	103.6	0.0	24.734	75.974	0.000	95.520	2.945	0.000
12-2016	19.8	64.3	0.0	15.264	47.126	0.000	95.520	2.945	0.000
12-2017	14.8	48.1	0.0	11.367	35.272	0.000	95.520	2.945	0.000

12-2018	11.9	39.0	0.0	9.177	28.619	0.000	95.520	2.945	0.000
12-2019	10.1	33.2	0.0	7.754	24.305	0.000	95.520	2.945	0.000
12-2020	8.8	29.0	0.0	6.749	21.260	0.000	95.520	2.945	0.000
12-2021	7.8	25.9	0.0	5.996	18.983	0.000	95.520	2.945	0.000
12-2022	7.0	23.5	0.0	5.410	17.212	0.000	95.520	2.945	0.000

12-2023	6.4	21.5	0.0	4.938	15.791	0.000	95.520	2.945	0.000
12-2024	5.9	19.9	0.0	4.550	14.623	0.000	95.520	2.945	0.000
12-2025	5.5	18.6	0.0	4.223	13.639	0.000	95.520	2.945	0.000
12-2026	5.1	17.4	0.0	3.927	12.747	0.000	95.520	2.945	0.000
12-2027	4.7	16.3	0.0	3.652	11.914	0.000	95.520	2.945	0.000

S Tot	181.9	595.1	0.0	140.026	436.253	0.000	95.520	2.945	0.000
After	39.6	140.2	0.0	30.524	102.747	0.000	95.520	2.945	0.000
Total	221.5	735.3	0.0	170.550	539.000	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	221.5	735.3

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	3,084.044	290.942	0.000	0.000	3,374.987	141.866	21.821	0.000	3,211.300
12-2015	2,362.560	223.757	0.000	0.000	2,586.317	108.678	16.782	0.000	2,460.857
12-2016	1,458.000	138.795	0.000	0.000	1,596.795	67.068	10.410	0.000	1,519.317
12-2017	1,085.749	103.881	0.000	0.000	1,189.630	49.944	7.791	0.000	1,131.895

12-2018	876.542	84.287	0.000	0.000	960.829	40.321	6.322	0.000	914.186
12-2019	740.702	71.583	0.000	0.000	812.285	34.072	5.369	0.000	772.844
12-2020	644.646	62.613	0.000	0.000	707.258	29.654	4.696	0.000	672.909
12-2021	572.754	55.909	0.000	0.000	628.664	26.347	4.193	0.000	598.124
12-2022	516.719	50.692	0.000	0.000	567.411	23.769	3.802	0.000	539.840

12-2023	471.687	46.507	0.000	0.000	518.194	21.698	3.488	0.000	493.008
12-2024	434.626	43.068	0.000	0.000	477.694	19.993	3.230	0.000	454.471
12-2025	403.340	40.168	0.000	0.000	443.508	18.554	3.013	0.000	421.942
12-2026	375.102	37.543	0.000	0.000	412.645	17.255	2.816	0.000	392.574
12-2027	348.845	35.090	0.000	0.000	383.935	16.047	2.632	0.000	365.256

S Tot	13,375.315	1,284.834	0.000	0.000	14,660.151	615.265	96.363	0.000	13,948.523
After	2,915.620	302.608	0.000	0.000	3,218.228	134.119	22.696	0.000	3,061.413
Total	16,290.935	1,587.442	0.000	0.000	17,878.379	749.383	119.058	0.000	17,009.936

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	80.282	1.0	1.00	239.368	0.000	6,500.000	6,819.650	–3,608.351	–3,608.351	–3,573.838
12-2015	61.521	1.0	1.00	240.867	0.000	0.000	302.388	2,158.469	–1,449.882	–1,721.905
12-2016	37.983	1.0	1.00	191.426	0.000	0.000	229.409	1,289.908	–159.974	–718.093
12-2017	28.297	1.0	1.00	171.932	0.000	0.000	200.229	931.666	771.691	–59.545

12-2018	22.855	1.0	1.00	161.301	0.000	0.000	184.156	730.030	1,501.722	409.353
12-2019	19.321	1.0	1.00	154.565	0.000	0.000	173.886	598.958	2,100.680	758.992
12-2020	16.823	1.0	1.00	149.899	0.000	0.000	166.721	506.187	2,606.867	1,027.563
12-2021	14.953	1.0	1.00	146.470	0.000	0.000	161.423	436.701	3,043.568	1,238.174
12-2022	13.496	1.0	1.00	143.841	0.000	0.000	157.337	382.504	3,426.072	1,405.859

12-2023	12.325	1.0	1.00	141.759	0.000	0.000	154.085	338.924	3,764.995	1,540.921
12-2024	11.362	1.0	1.00	140.070	0.000	0.000	151.432	303.039	4,068.034	1,650.697
12-2025	10.549	1.0	1.00	138.665	0.000	0.000	149.213	272.729	4,340.763	1,740.509
12-2026	9.814	1.0	1.00	137.429	0.000	0.000	147.243	245.331	4,586.095	1,813.957
12-2027	9.131	1.0	1.00	136.315	0.000	0.000	145.446	219.810	4,805.904	1,873.783

S Tot	348.713			2,293.906	0.000	6,500.000	9,142.618	4,805.904	4,805.904	1,873.783
After	76.535			1,793.014	0.000	0.000	1,869.549	1,191.864	5,997.769	2,090.117
Total	425.248			4,086.919	0.000	6,500.000	11,012.167	5,997.769	5,997.769	2,090.117

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	3,556.294
Oil Rate	9,442.	141.	bbls/mo	97.8%	1.27	7.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	2,090.117
Gas Rate	30,317.	521.	Mcf/mo	97.8%	1.27	6.6%				Revenue			15.00	1,125.031
GOR	3,210.	3,670.	scf/bbl							Oil	77.0000	77.0000	20.00	445.157
NGL Rate	0.	0.	bbls/mo							Gas	77.0000	77.0000	25.00	–58.318
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–445.264
Gas Shrinkage	4.8	4.8%											PROPNUM: O6PJP75G1P
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%
								Start Date: 06/2014		7 Months in year ‘14			27.250 Year Life (08/2041)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 36	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 19

Cawley, Gillespie & Associates, Inc.

Figure 20

ENERGY & EXPLORATION PAR -- WC BULLARD A 3H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 11/2013

	As of 11/2013 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	GOR - scf/bbl Final
Oil - bbls/mo	9,443.	97.7	1.27	7.0	142.		
Gas - mcf/mo	30,318.	97.7	1.27	6.6	521.	3,210.	3,670.

	10/2013 Cumulatives	28.16 Year Life (01/2042) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	221.5	221.5	77.000 NI	170.550	16,290.935	868.441	4,086.920	5,997.769	2,024.757
Gas - mmcf	0.0	735.3	735.3	100.000 WI	539.000	1,587.442	425.248	6,500.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

PROPNUM: OA9FT22LE0
Reservoir : WOODBINE

◆ ⊗ ❄ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
10 / 30 / 2013 12 : 58 : 23 21 API:

WC BULLARD A 3H
SEC: BLK: SRV:L
TX 03 OIL

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3343\Ariesw \pud.out
(DEFAULT) *ASN 61*

Table 20

Reserve Estimates and Economic Forecasts as of October 31, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PAR — WC BULLARD A 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production	Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF	MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	23.3	74.8	0.0	17.934	54.836	0.000	95.520	2.945	0.000
12-2015	42.2	135.8	0.0	32.457	99.521	0.000	95.520	2.945	0.000
12-2016	22.6	73.1	0.0	17.376	53.558	0.000	95.520	2.945	0.000
12-2017	16.1	52.4	0.0	12.394	38.395	0.000	95.520	2.945	0.000

12-2018	12.7	41.6	0.0	9.794	30.494	0.000	95.520	2.945	0.000
12-2019	10.6	34.9	0.0	8.170	25.567	0.000	95.520	2.945	0.000
12-2020	9.2	30.2	0.0	7.050	22.171	0.000	95.520	2.945	0.000
12-2021	8.1	26.8	0.0	6.225	19.676	0.000	95.520	2.945	0.000
12-2022	7.3	24.2	0.0	5.590	17.758	0.000	95.520	2.945	0.000

12-2023	6.6	22.1	0.0	5.085	16.233	0.000	95.520	2.945	0.000
12-2024	6.1	20.4	0.0	4.672	14.989	0.000	95.520	2.945	0.000
12-2025	5.6	19.0	0.0	4.327	13.952	0.000	95.520	2.945	0.000
12-2026	5.2	17.8	0.0	4.023	13.038	0.000	95.520	2.945	0.000
12-2027	4.9	16.6	0.0	3.741	12.186	0.000	95.520	2.945	0.000

S Tot	180.3	589.8	0.0	138.838	432.370	0.000	95.520	2.945	0.000
After	41.2	145.5	0.0	31.712	106.630	0.000	95.520	2.945	0.000
Total	221.5	735.3	0.0	170.550	539.000	0.000	95.520	2.945	0.000

Cum	0.0	0.0
Ult	221.5	735.3

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue	NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	1,713.046	161.500	0.000	0.000	1,874.546	78.800	12.113	0.000	1,783.633
12-2015	3,100.255	293.104	0.000	0.000	3,393.358	142.612	21.983	0.000	3,228.764
12-2016	1,659.772	157.736	0.000	0.000	1,817.508	76.350	11.830	0.000	1,729.329
12-2017	1,183.868	113.079	0.000	0.000	1,296.948	54.458	8.481	0.000	1,234.009

12-2018	935.524	89.808	0.000	0.000	1,025.333	43.034	6.736	0.000	975.563
12-2019	780.443	75.298	0.000	0.000	855.740	35.900	5.647	0.000	814.193
12-2020	673.416	65.298	0.000	0.000	738.714	30.977	4.897	0.000	702.839
12-2021	594.640	57.949	0.000	0.000	652.589	27.353	4.346	0.000	620.890
12-2022	533.983	52.299	0.000	0.000	586.282	24.563	3.922	0.000	557.796

12-2023	485.689	47.807	0.000	0.000	533.497	22.342	3.586	0.000	507.569
12-2024	446.233	44.144	0.000	0.000	490.377	20.527	3.311	0.000	466.540
12-2025	413.293	41.090	0.000	0.000	454.383	19.011	3.082	0.000	432.290
12-2026	384.286	38.398	0.000	0.000	422.684	17.677	2.880	0.000	402.127
12-2027	357.386	35.889	0.000	0.000	393.275	16.440	2.692	0.000	374.144

S Tot	13,261.835	1,273.400	0.000	0.000	14,535.235	610.044	95.505	0.000	13,829.686
After	3,029.100	314.042	0.000	0.000	3,343.142	139.339	23.553	0.000	3,180.251
Total	16,290.935	1,587.442	0.000	0.000	17,878.379	749.383	119.058	0.000	17,009.936

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
		Gross	Net
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$

12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	44.591	1.0	1.00	125.824	0.000	6,500.000	6,670.416	–4,886.782	–4,886.782	–4,589.222
12-2015	80.719	1.0	1.00	282.680	0.000	0.000	363.400	2,865.365	–2,021.417	–2,125.848
12-2016	43.233	1.0	1.00	202.235	0.000	0.000	245.468	1,483.861	–537.557	–970.537
12-2017	30.850	1.0	1.00	177.006	0.000	0.000	207.856	1,026.152	488.596	–245.041

12-2018	24.389	1.0	1.00	164.270	0.000	0.000	188.659	786.904	1,275.500	260.451
12-2019	20.355	1.0	1.00	156.520	0.000	0.000	176.875	637.318	1,912.818	632.512
12-2020	17.571	1.0	1.00	151.287	0.000	0.000	168.858	533.982	2,446.800	915.846
12-2021	15.522	1.0	1.00	147.507	0.000	0.000	163.030	457.860	2,904.659	1,136.670
12-2022	13.945	1.0	1.00	144.646	0.000	0.000	158.591	399.205	3,303.865	1,311.682

12-2023	12.689	1.0	1.00	142.403	0.000	0.000	155.093	352.477	3,656.341	1,452.149
12-2024	11.663	1.0	1.00	140.597	0.000	0.000	152.260	314.280	3,970.621	1,565.999
12-2025	10.807	1.0	1.00	139.109	0.000	0.000	149.916	282.374	4,252.995	1,658.988
12-2026	10.053	1.0	1.00	137.826	0.000	0.000	147.880	254.248	4,507.243	1,735.104
12-2027	9.354	1.0	1.00	136.673	0.000	0.000	146.027	228.117	4,735.360	1,797.191

S Tot	345.742			2,248.584	0.000	6,500.000	9,094.327	4,735.360	4,735.360	1,797.191
After	79.506			1,838.335	0.000	0.000	1,917.842	1,262.409	5,997.769	2,024.757
Total	425.248			4,086.920	0.000	6,500.000	11,012.168	5,997.769	5,997.769	2,024.757

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	3,498.925
Oil Rate	9,442.	141.	bbls/mo	97.8%	1.27	7.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	2,024.758
Gas Rate	30,317.	521.	Mcf/mo	97.8%	1.27	6.6%				Revenue			15.00	1,073.821
GOR	3,210.	3,670.	scf/bbl							Oil	77.0000	77.0000	20.00	418.909
NGL Rate	0.	0.	bbls/mo							Gas	77.0000	77.0000	25.00	–54.138
NGL Yield	0.0	0.0	bbl/MMcf										30.00	–407.978
Gas Shrinkage	4.8	4.8%											PROPNUM: OA9FT22LE0
Oil Severance	4.6	4.6%
Gas Severance	7.5	7.5%
NGL Severance	7.5	7.5%
Ad Valorem	2.5		%

								Start Date: 10/2014		3 Months in year ‘14			27.250 Year Life (01/2042)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 61	DEFAULT 10/30/2013	11:05:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 20

Cawley, Gillespie & Associates, Inc.

APPENDIX

Explanatory Comments for Summary Tables

HEADINGS

Table I

Description of Table Information

Identity of Interest Evaluated

Reserve Classification and Development Status

Property Description – Location

Effective Date of Evaluation

FORECAST

(Columns)

(1) (11) (21)	Calendar or Fiscal years/months commencing on effective date.
(2) (3) (4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date, and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5) (6) (7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross ngl price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales — column (5) times column (8).
(13)	Revenue derived from gas sales — column (6) times column (9).
(14)	Revenue derived from ngl sales — column (7) times column (10).
(15)	Revenue derived from other sources.
(16)	Total Revenue – sum of column (12) through column (15).
(17) (18) (19)	Production-severance taxes deducted from gross oil, gas and ngl revenue.
(20)	Revenue after taxes – column (16) less the total of column (17), column (18) and column (19).
(22)	Ad Valorem taxes.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Operating Expenses are direct operating expenses to the evaluated working interest, but may also include items noted in “Other Deductions” column (26).
(26)	Other Deductions may include compression-gathering expenses, transportation costs, water disposal costs and net profits burdens. These are the share of costs payable by the evaluated expense interests and take into account any changes in interests.
(27)	Investments, if any, include work-overs, future drilling costs, pumping units, etc. and may be included either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(28)	Total Deductions – sum of column (22), column (25), column (26) and column (27).
(29) (30)	Future Net Cash Flow is column (20) less column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile	•	The cash flow discounted at six different rates are shown at the bottom of columns (30-31). Interest has been compounded once per year.
Life	•	The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	•	Comments regarding the evaluation may be shown in the lower left-hand footnotes.

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APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) production performance, (2) material balance, (3) volumetric and (4) analogy. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as “decline curve” analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained by this method are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

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APPENDIX

Reserve Definitions and Classifications

The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves:

“(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

“(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

“(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

“(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

“(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

“(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

“(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

“(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

“(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

“(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

“(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

“(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

“(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

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“(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

“(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

“(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

“(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

“(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below).

“(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

“(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

“(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

“(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

“(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

“(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

“(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.”

Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that “a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K.” This is relevant in that Instruction 2 to paragraph (a)(2) states: “The registrant is permitted, but not required, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item.”

“(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

“Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).”

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